Exhibit 10.1

EXECUTION VERSION

Published CUSIP Number: 94105JAM7

REVOLVING CREDIT AND TERM LOAN AGREEMENT

Dated as of January 26, 2015,

among

WASTE CONNECTIONS, INC.,
and its Subsidiaries listed on Schedule 1 hereto
under the heading “Borrower Subsidiaries”,
as the Borrowers,

BANK OF AMERICA, N.A.,
as the Administrative Agent,
Swing Line Lender and L/C Issuer,

and

THE OTHER LENDERS PARTY HERETO,

with

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
J.P. MORGAN SECURITIES LLC,
and
WELLS FARGO SECURITIES, LLC,
as the Joint Lead Arrangers and Joint Bookrunners,

and

JPMORGAN CHASE BANK, N.A.,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Syndication Agents,

and

COMPASS BANK, PNC BANK, NATIONAL ASSOCIATION, MUFG UNION BANK, N.A. AND U.S. BANK, NATIONAL ASSOCIATION,
as Co-Documentation Agents

TABLE OF CONTENTS

ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS		1

1.01	Defined Terms	1
1.02	Other Interpretive Provisions	28
1.03	Accounting Terms	28
1.04	Rounding	29
1.05	Times of Day; Rates	29
1.06	Letter of Credit Amounts	29

ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS		30

2.01	The Loans	30
2.02	Borrowings, Conversions and Continuations of Loans	31
2.03	Letters of Credit	32
2.04	Swing Line Loans	42
2.05	Prepayments	45
2.06	Termination or Reduction of the Aggregate Commitments	46
2.07	Repayment of Loans	46
2.08	Interest	46
2.09	Fees	47
2.10	Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate	48
2.11	Evidence of Debt	48
2.12	Payments Generally; the Administrative Agent’s Clawback	49
2.13	Sharing of Payments	51
2.14	Accordion Advances (Increases and Replacements of the Aggregate Commitments and New or Increased Term Loans)	52
2.15	Joint and Several Liability of the Borrowers	55
2.16	Designation of Parent as the Agent for the Borrowers	58
2.17	Cash Collateral	58
2.18	Defaulting Lenders	59

ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY		61

3.01	Taxes	61
3.02	Illegality	66
3.03	Inability to Determine Rates	67
3.04	Increased Costs; Reserves on LIBOR Rate Loans	68
3.05	Compensation for Losses	69
3.06	Mitigation Obligations; Replacement of Lenders	70
3.07	Survival	70

ARTICLE IV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS		71

4.01	Conditions of Initial Credit Extension and Amendment and Restatement	71
4.02	Conditions to all Credit Extensions	73

ARTICLE V. REPRESENTATIONS AND WARRANTIES		74

5.01	Corporate Authority	74
5.02	Governmental Approvals	75

i

5.03	Title to Properties; Leases	75
5.04	Financial Statements; Solvency	75
5.05	No Material Changes, Etc.	75
5.06	Permits, Franchises, Patents, Copyrights, Etc.	75
5.07	Litigation	75
5.08	No Materially Adverse Contracts, Etc.	76
5.09	Compliance with Other Instruments, Laws, Etc.	76
5.10	Tax Status	76
5.11	No Event of Default	76
5.12	Holding Company and Investment Company Acts	76
5.13	Absence of Financing Statements, Etc.	76
5.14	ERISA Compliance	76
5.15	Use of Proceeds	77
5.16	Environmental Compliance	78
5.17	Transactions with Affiliates	79
5.18	Subsidiaries	79
5.19	True Copies of Charter and Other Documents	80
5.20	Disclosure	80
5.21	Capitalization	80
5.22	Permits and Licenses	80
5.23	Excluded Subsidiaries	80
5.24	OFAC	80
5.25	Anti-Corruption Laws	81

ARTICLE VI. AFFIRMATIVE COVENANTS		81

6.01	Punctual Payment	81
6.02	Maintenance of Offices	81
6.03	Records and Accounts	81
6.04	Financial Statements, Certificates and Information	81
6.05	Legal Existence and Conduct of Business	83
6.06	Maintenance of Properties	83
6.07	Insurance	83
6.08	Taxes	84
6.09	Inspection of Properties, Books, and Contracts	84
6.10	Compliance with Laws, Contracts, Licenses and Permits; Maintenance of Material Licenses and Permits	84
6.11	Environmental Indemnification	85
6.12	Further Assurances	85
6.13	Notice of Potential Claims or Litigation	85
6.14	Notice of Certain Events Concerning Insurance and Environmental Claims	85
6.15	Notice of Default	86
6.16	New Subsidiaries	86
6.17	[Reserved]	87
6.18	Additional Notices	87
6.19	Designation of Excluded Subsidiaries	87
6.20	Anti-Corruption Laws	87

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ARTICLE VII. NEGATIVE COVENANTS		87

7.01	Restrictions on Indebtedness	87
7.02	Restrictions on Liens	89
7.03	Restrictions on Investments	90
7.04	Merger, Consolidation and Disposition of Assets	91
7.05	Sale and Leaseback	92
7.06	Restricted Payments and Redemptions	92
7.07	Employee Benefit Plans	93
7.08	Burdensome Agreements	93
7.09	Business Activities	94
7.10	Transactions with Affiliates	94
7.11	Prepayments of Indebtedness	94
7.12	Accounting Changes	94
7.13	Use of Proceeds	94
7.14	Financial Covenants	95
7.15	Restrictions on Excluded Subsidiaries	95
7.16	Sanctions	95
7.17	Anti-Corruption Laws	95

ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES		96

8.01	Events of Default	96
8.02	Remedies Upon Event of Default	98
8.03	Application of Funds	98

ARTICLE IX. ADMINISTRATIVE AGENT		99

9.01	Appointment and Authorization of the Administrative Agent	99
9.02	Rights as a Lender	99
9.03	Exculpatory Provisions	100
9.04	Reliance by the Administrative Agent	101
9.05	Delegation of Duties	101
9.06	Resignation of the Administrative Agent	101
9.07	Non-Reliance on the Administrative Agent and Other the Lenders	103
9.08	No Other Duties, Etc.	103
9.09	The Administrative Agent May File Proofs of Claim	103
9.10	Release of Borrowers	104

ARTICLE X. MISCELLANEOUS		104

10.01	Amendments, Etc.	104
10.02	Notices; Effectiveness; Electronic Communications	106
10.03	No Waiver; Cumulative Remedies; Enforcement	108
10.04	Expenses; Indemnity; Damage Waiver.	109
10.05	Payments Set Aside	111
10.06	Successors and Assigns	111
10.07	Treatment of Certain Information; Confidentiality	117
10.08	Right of Setoff	118
10.09	Interest Rate Limitation	118

iii

10.10	Counterparts; Effectiveness	118
10.11	Survival of Representations and Warranties	119
10.12	Severability	119
10.13	Replacement of Lenders	119
10.14	Governing Law; Jurisdiction; Etc.	120
10.15	Waiver of Right to Trial by Jury	121
10.16	Electronic Execution of Assignments and Certain Other Documents	121
10.17	USA PATRIOT Act Notice	122
10.18	No Advisory or Fiduciary Responsibility	122
10.19	ENTIRE AGREEMENT	122
10.20	Existing Credit Agreements Consolidated, Amended and Restated	123

iv

SCHEDULES

1	List of Subsidiaries of the Parent
1.01A	Existing Letters of Credit
1.01B	Covenanted Senior Debt
2.01	Commitments and Applicable Percentages
5.07	Litigation
5.16	Environmental Matters
5.17	Related Party Transactions
6.07	Permitted Self-Insurance
7.01	Existing Indebtedness
7.02	Existing Liens
10.02	Administrative Agent’s Office, Certain Addresses for Notices

EXHIBITS

A-1	Form of Committed Loan Notice
A-2	Form of Swing Line Loan Notice
A-3	Form of Term Loan Notice
B-1	Form of Revolving Credit Note
B-2	Form of Swing Line Note
B-3	Form of Term Note
C	Form of Compliance Certificate
D-1	Form of Assignment and Assumption
D-2	Form of Administrative Questionnaire
E	Form of Instrument of Accession
F	Forms of U.S. Tax Compliance Certificates

v

REVOLVING CREDIT AND TERM LOAN AGREEMENT

REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Agreement”) is entered into as of January 26, 2015, among WASTE CONNECTIONS, INC., a Delaware corporation (the “Parent”), the Subsidiaries listed on Schedule 1 hereto under the heading “Borrower Subsidiaries” (together with Parent, collectively the “Borrowers”), each lender from time to time party hereto (collectively, the “Lenders”, and each individually, a “Lender”), and BANK OF AMERICA, N.A., as the Administrative Agent, Swing Line Lender and L/C Issuer.

WHEREAS, the Borrowers, the Administrative Agent and certain of the Lenders are parties to that certain Second Amended and Restated Credit Agreement, dated as of May 6, 2013 (as in effect on the date hereof, the “Existing Revolver Agreement”), pursuant to which the lenders thereunder have made loans and other extensions of credit to the Borrowers;

WHEREAS, the Borrowers, Bank of America, N.A., and certain lenders are parties to that certain Term Loan Agreement dated as of October 25, 2012 (as amended, the “Existing Term Loan Agreement” and together with the Existing Revolver Agreement, the “Existing Credit Agreements”), pursuant to which the lenders thereunder have made loans to the Borrowers;

WHEREAS, the Borrowers have requested, among other things, that the Lenders and the Administrative Agent consolidate, amend and restate the Existing Credit Agreements as set forth in this Agreement, and the Lenders and Administrative Agent are willing to do so on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree that on the Closing Date, the Existing Credit Agreements shall be consolidated, amended and restated in their entirety by this Agreement, the terms of which are as follows:

ARTICLE I.  DEFINITIONS AND ACCOUNTING TERMS

1.01         Defined Terms

. As used in this Agreement, the following terms shall have the meanings set forth below:

“Acceding Lender” has the meaning set forth in Section 2.14(c).

“Accordion Advance” has the meaning set forth in Section 2.14(a).

“Accordion Funding Date” has the meaning set forth in Section 2.14(e).

“Accordion Tranche” has the meaning set forth in Section 2.14(b).

“Accountants” means an independent accounting firm of national standing reasonably acceptable to the Required Lenders and the Administrative Agent.

“Act” has the meaning specified in Section 10.17.

1

“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Borrowers and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire substantially in the form of Exhibit D-2 or any other form approved by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Aggregate Commitments” means the aggregate Revolving Commitments of the Revolving Lenders outstanding from time to time, which amount shall initially equal $1,200,000,000, as such amount may be reduced or increased pursuant to the terms hereof.

“Applicable Percentage” means (a) in respect of the Aggregate Commitments, with respect to any Revolving Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Revolving Lender’s Revolving Commitment at such time, subject to adjustment as provided in Section 2.18, (b) in respect of the Term Facility, with respect to any Term Loan Lender at any time, the percentage (carried out to the ninth decimal place) of the Term Loan Commitments represented by such Term Loan Lender’s Term Loan Commitment at such time, subject to adjustment as provided in Section 2.18, and (c) in respect of any term loan advanced hereunder from time to time pursuant to Section 2.14, with respect to any Lender advancing a portion of such term loan at any time, the percentage (carried out to the ninth decimal place) of the term loan represented by the principal amount of such term loan Lender’s portion of the Outstanding Amount of the term loan at such time.

If the commitments of all of the Revolving Lenders to make Committed Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02(a) or if the Aggregate Commitments have expired, then the Applicable Percentages of the Revolving Lenders shall be determined based on the Applicable Percentages of the Revolving Lenders most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption, Instrument of Accession or other instrument, as the case may be, pursuant to which such Lender becomes a party hereto.

“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to (i) Section 4.01(a)(ix) for the initial period following the Closing Date (based upon which the initial Applicable Rate shall be determined by reference to Level II) and (ii) thereafter, Section 6.04(c):

2

Level	Leverage Ratio	LIBOR Rate Loans & L/C Fees	Base Rate Loans	Commitment Fee
I	≥ 3.00:1.00	1.500%	0.500%	0.200%
II	≥ 2.25:1.00 and < 3.00:1.00	1.200%	0.200%	0.150%
III	≥ 1.75:1.00 and < 2.25:1.00	1.100%	0.100%	0.120%
IV	< 1.75:1.00	1.000%	0.000%	0.090%

Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is received by the Administrative Agent pursuant to Section 6.04(c); provided, however, that if a Compliance Certificate is not delivered within ten (10) days after the time periods specified in such Section 6.04(c), then Level I (as set forth in the table above) shall apply as of the first Business Day thereafter, subject to prospective adjustment upon actual receipt of such Compliance Certificate.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means, collectively, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, in their respective capacities as joint lead arrangers and joint bookrunners.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit D-1 or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent.

“Attributable Indebtedness” means, with respect to any Person, on any date, (a) in respect of any Capital Lease, the capitalized amount thereof that would appear on the balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease, the capitalized amount of the remaining lease payments thereunder that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such Synthetic Lease were accounted for as a Capital Lease.

“Audited Financial Statements” means the audited consolidated balance sheet of the Parent and its Subsidiaries for the fiscal year ended December 31, 2013, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Parent and its Subsidiaries, including the notes thereto.

3

“Availability Period” means, with respect to the Committed Loans, the period from and including the Closing Date to the earliest of (a) the Maturity Date for the Committed Loans, (b) the date of termination of the Aggregate Commitments pursuant to Section 2.06, and (c) the date of termination of the Revolving Commitment of each Revolving Lender to make Committed Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.

“Balance Sheet Date” means December 31, 2013.

“Bank of America” means Bank of America, N.A. and its successors.

“Bankruptcy Code” means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended and in effect from time to time.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the LIBOR Rate plus 1%, and (c) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”; and if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Committed Loan” means a Committed Loan that is a Base Rate Loan.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Benefit Amount” has the meaning specified in Section 2.15(f).

“Borrowers” has the meaning specified in the introductory paragraph hereto.

“Borrower Materials” has the meaning specified in Section 6.04.

“Borrowing” means a Committed Borrowing, a Term Loan Borrowing, a Swing Line Borrowing or a borrowing consisting of a portion of any term loan advanced hereunder from time to time pursuant to Section 2.14, as the context may require.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, if such day relates to any LIBOR Rate Loan, means any such day that is also a London Banking Day.

4

“Capital Lease” means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

“Cash Collateral” has the meaning given it in the definition of “Cash Collateralize”.

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of an L/C Issuer or the Lenders, as collateral for L/C Obligations or obligations of the Lenders to fund participations in respect of L/C Obligations, cash or deposit account balances or, if the Administrative Agent and the applicable L/C Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the applicable L/C Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended and in effect from time to time.

“CFO” means the principal financial or accounting officer of the Borrowers.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Closing Date” means the first date all the conditions precedent set forth in Section 4.01 are satisfied or waived in accordance with Section 10.01, which date is January 26, 2015.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time.

“Commitment” means a Revolving Commitment or a Term Loan Commitment, as the context may require.

“Commitment Fee” has the meaning specified in Section 2.09(a) hereof.

“Committed Borrowing” means a borrowing consisting of simultaneous Committed Loans of the same Type and, in the case of LIBOR Rate Loans, having the same Interest Period made by each of the Revolving Lenders pursuant to Section 2.01 or Section 2.14.

5

“Committed Loan” has the meaning specified in Section 2.01.

“Committed Loan Notice” means a notice of (a) a Committed Borrowing, (b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of Committed Loans that are LIBOR Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A-1 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrowers.

“Compliance Certificate” means a certificate substantially in the form of Exhibit C.

“Conforming Amendment” has the meaning specified in Section 2.14(f).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated EBIT” means, for any period, the Consolidated Net Income (or Deficit) of the Consolidated Group determined in accordance with GAAP, plus (a) interest expense, plus (b) income taxes, plus (c) non-cash stock compensation charges, to the extent that such charges were deducted in determining Consolidated Net Income (or Deficit), all as determined in accordance with GAAP, including, without limitation, charges for stock options and restricted stock grants, plus (d) one-time, non-recurring acquisition costs to the extent such costs are expensed in accordance with FAS 141R and not capitalized, plus (e) non-controlling interest expense, plus (f) non-cash extraordinary non-recurring writedowns or writeoffs of assets, including non-cash losses on the sale of assets outside the ordinary course of business, plus (g) any losses associated with the extinguishment of Indebtedness, plus (h) special charges relating to the termination of a Swap Contract, plus (i) any accrued settlement payments in respect of any Swap Contract owing by any members of the Consolidated Group, plus (j) one-time, non-recurring charges in connection with the modification of employment agreements with certain members of senior management as approved by the Administrative Agent (with such approval not to be unreasonably withheld), minus (k) non-cash extraordinary gains on the sale of assets to the extent included in Consolidated Net Income (or Deficit), and minus (l) any accrued settlement payments in respect of any Swap Contact payable to any members of the Consolidated Group.

“Consolidated EBITDA” means, for any period (without duplication), (a) Consolidated EBIT plus the depreciation expense and amortization expense, to the extent that each was deducted in determining Consolidated Net Income (or Deficit), determined in accordance with GAAP, plus (b) the depreciation expense and amortization expense (without duplication) of any company whose Consolidated EBITDA was included under clause (c) hereof, plus (c) Consolidated EBITDA for the prior twelve (12) months of companies or business segments acquired by the Consolidated Group during the respective reporting period (without duplication); provided, that (i) the financial statements of such acquired companies or business segments have been audited for the period sought to be included by an independent accounting firm satisfactory to the Administrative Agent, or (ii) the Administrative Agent consents to such inclusion after being furnished with other acceptable financial statements; and provided further, that such acquired Consolidated EBITDA may be further adjusted to add-back non-recurring private company expenses which are discontinued upon acquisition (such as owner’s compensation), as approved by the Administrative Agent. Simultaneously with the delivery of the financial statements referred to in clauses (c)(i) and (c)(ii) hereof, the CFO shall deliver to the Administrative Agent a Compliance Certificate and appropriate documentation certifying the historical operating results, adjustments and balance sheet of the acquired company or business segment.

6

“Consolidated Group” means the Parent and its consolidated Subsidiaries.

“Consolidated Net Income (or Deficit)” means the consolidated net income (or deficit) of the Consolidated Group after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP.

“Consolidated Total Funded Debt” means, with respect to the Consolidated Group, the sum, without duplication, of (a) the aggregate amount of Indebtedness of the Consolidated Group on a consolidated basis, relating to (i) the borrowing of money or the obtaining of credit, including the issuance of notes, bonds, debentures or similar debt instruments, (ii) Attributable Indebtedness in respect of any Capital Leases and Synthetic Leases, (iii) the non-contingent deferred purchase price of assets and companies (typically known as holdbacks) to the extent recognized as a liability in accordance with GAAP, but excluding short-term trade payables incurred in the ordinary course of business, and (iv) any unpaid reimbursement obligations with respect to letters of credit outstanding, but excluding any contingent obligations with respect to letters of credit outstanding; plus (b) Indebtedness of the type referred to in clause (a) of another Person who is not a member of the Consolidated Group Guaranteed by one or more members of the Consolidated Group.

“Consolidated Total Interest Expense” means, for any period, the aggregate amount of interest required to be paid or accrued by the Consolidated Group during such period on all Indebtedness of the Consolidated Group outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments treated as interest under GAAP in respect of any Capital Lease or any Synthetic Lease and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money, but (a) excluding (i) any amortization and other non-cash charges or expenses incurred during such period to the extent included in determining consolidated interest expense, including without limitation, non-cash amortization of deferred debt origination and issuance costs and amortization of accumulated other comprehensive income, (ii) all amounts associated with the unwinding or termination of any Swap Contract, (iii) any accrued settlement payments in respect of any Swap Contract payable to any member of the Consolidated Group and (iv) to the extent included as an item of interest expense, any premium paid to prepay, repurchase or redeem any Indebtedness incurred pursuant to Section 7.01, and (b) including any accrued settlement payments in respect of any Swap Contract owing by any member of the Consolidated Group.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

7

“Covenanted Senior Debt” means those notes identified on Schedule 1.01B hereto and all other senior Indebtedness for borrowed money incurred by the Borrowers from time to time which impose performance-based covenants upon any Borrower.

“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

“Debtor Relief Laws” means the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) with respect to any Loan, the interest rate otherwise applicable to such Loan plus 2% per annum, (b) with respect to the L/C Fees, the Applicable Rate used in determining the L/C Fees plus 2% per annum, and (c) with respect to all other Obligations under this Agreement then due and payable, an interest rate equal to the Base Rate plus the Applicable Rate otherwise applicable to Base Rate Loans plus 2% per annum.

“Defaulting Lender” means, subject to Section 2.18(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days after the date such Loans were required to be funded hereunder, unless such Lender notifies the Administrative Agent and the Borrowers in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two (2) Business Days after the date such payment is due, (b) has notified the Borrowers, the Administrative Agent, the L/C Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to the effect that it does not intend to comply with its funding obligations hereunder or under other agreements generally in which it commits to extend credit, unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied, (c) has failed, within two (2) Business Days after written request by the Administrative Agent or the Borrowers, to confirm in writing to the Administrative Agent and the Borrowers that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrowers), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) has consented to, approved of or acquiesced in any such proceeding or appointment; provided, that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.18(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrowers, the L/C Issuer, the Swing Line Lender and each other Lender promptly following such determination.

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“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Distribution” means the declaration or payment of any dividend or distribution on or in respect of any Equity Interest (other than dividends or other distributions payable solely in additional Equity Interests); the purchase, redemption, retirement or other acquisition of any Equity Interest, directly or indirectly through a Subsidiary or otherwise; the return of equity capital by any Person to its shareholders, partners or members as such; or any other distribution on or in respect of any Equity Interest.

“Distribution Limitation” means an amount equal to (a) $200,000,000 or (b) such greater amount not exceeding $300,000,000, which is permitted as a dividend and stock repurchase basket under (i) the Master Note Purchase Agreement and (ii) any other note purchase agreement or other Indebtedness for borrowed money containing similar restrictions to which a Borrower is a party, as certified to the Administrative Agent by the Parent prior to the effectiveness of any increase of the Distribution Limitation above $200,000,000 (or other permitted amount).

“Dollar” and “$” mean lawful money of the United States.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States.

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“Eligible Assignee” means any Person that meets the requirements to be an assignee under Sections 10.06(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)).

“Environmental Laws” has the meaning specified in Section 5.16(a).

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrowers directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of any class of, or other ownership or profit interests in, such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

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“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan (other than a Multiemployer Plan); (b) the withdrawal of any Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate or the treatment of a Pension Plan (other than a Multiemployer Plan) amendment as a termination under Section 4041 of ERISA or notification of a filing of a notice of intent to terminate or the treatment of a Multiemployer Plan amendment as a termination under Section 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan (other than a Multiemployer Plan) or notification of the institution by the PBGC of proceedings to terminate a Multiemployer Plan; (f) any event or condition which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan (other than a Multiemployer Plan); (g) the determination that any Pension Plan (other than a Multiemployer Plan) is considered an at-risk plan within the meaning of Section 430 of the Code or Section 303 of ERISA or notification that any Multiemployer Plan is considered a plan in endangered or critical status within the meaning of Sections 431 and 432 of the Code or Sections 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Borrower or any ERISA Affiliate.

“Event of Default” has the meaning specified in Section 8.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time.

“Excluded Subsidiaries” means each of the Subsidiaries listed on Schedule 1 under the heading “Excluded Subsidiaries”, each Foreign Subsidiary and each other Subsidiary from time to time designated as an Excluded Subsidiary in accordance with Section 6.19 and subject to Section 7.15.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrowers under Section 10.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii), (a)(iii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e), and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.

“Existing Credit Agreements” has the meaning specified in the first recital hereto.

“Existing Letters of Credit” means all “Letters of Credit” (as defined in the Existing Revolver Agreement) and set forth on Schedule 1.01A.

“Existing Term Loan Agreement” has the meaning specified in the second recital hereto.

“Facility” means the Revolving Credit Facility or the Term Loan Facility, as the context may require.

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“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Fee Letters” means, collectively, (a) the letter agreement, dated as of December 16, 2014, among the Parent, the Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated, (b) the letter agreement, dated as of December 16, 2014, between the Parent and J.P. Morgan Securities LLC, and (c) the letter agreement, dated as of December 16, 2014, between the Parent and Wells Fargo Securities, LLC.

“Foreign Lender” means (a) with respect to any Borrower that is a U.S. Person, a Lender that is not a U.S. Person, and (b) with respect to any Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Subsidiary” means any Subsidiary of the Parent that is not a Domestic Subsidiary.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders in accordance with the terms hereof.

“Fronting Fee” has the meaning specified in Section 2.03(i).

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

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“Fuel Derivatives Obligations” means fuel price swaps, fuel price caps and fuel price collar and floor agreements, and similar agreements or arrangements designed to protect against or manage fluctuations in fuel prices.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

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“Indebtedness” means, as to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

(a)          every obligation of such Person for money borrowed;

(b)          every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses;

(c)          every reimbursement obligation of such Person with respect to letters of credit, bankers’ acceptances or similar facilities issued for the account of such Person;

(d)          the net present value (using the Base Rate as the discount rate) of every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding (A) trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith and (B) contingent purchase price obligations solely to the extent that the contingency upon which such obligation is conditioned has not yet occurred);

(e)          Attributable Indebtedness of such Person in respect of Capital Leases;

(f)          Attributable Indebtedness of such Person in respect of Synthetic Leases;

(g)          all sales by such Person of (A) accounts or general intangibles for money due or to become due, (B) chattel paper, instruments or documents creating or evidencing a right to payment of money or (C) other receivables (collectively, “Receivables”), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted Receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith; provided, however, that sales referred to in clauses (B) and (C) shall not constitute Indebtedness to the extent that such sales are non-recourse to such Person;

(h)          every obligation of such Person (an “equity related purchase obligation”) to purchase, redeem, retire or otherwise acquire for value any Equity Interest of any class issued by such Person, or any rights measured by the value of such Equity Interest;

(i)          every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices;

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(j)          every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law; and

(k)          all Guarantees of such Person in respect of any of the foregoing.

The “amount” or “principal amount” of any Indebtedness at any time of determination represented by (x) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principles, (y) any sale of Receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than the Borrowers) thereof, excluding amounts representative of yield or interest earned on such investment, and (z) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower under any Loan Document and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes.

“Indemnitees” has the meaning specified in Section 10.04(b).

“Information” has the meaning specified in Section 10.07.

“Instrument of Accession” has the meaning specified in Section 2.14(c).

“Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date applicable to such Loan; provided, however, that if any Interest Period for a LIBOR Rate Loan, exceeds three (3) months, the respective dates that fall every three (3) months after the beginning of such Interest Period shall also be Interest Payment Dates and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date applicable to such Loan.

“Interest Period” means, as to each LIBOR Rate Loan, the period commencing on the date such LIBOR Rate Loan is disbursed or converted to or continued as a LIBOR Rate Loan and ending on the date one (1), two (2), three (3) or six (6) months thereafter (in each case, subject to availability), as selected by the Borrowers in a Loan Notice; provided, that:

(a)          any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

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(b)          any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c)          no Interest Period shall extend beyond the Maturity Date applicable to such Loan.

“Interim Balance Sheet Date” means September 30, 2014.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition (or assumption, as applicable) of capital stock or other Equity Interests, Indebtedness, assets constituting a business unit or all or a substantial part of the business of, another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“IRB LOC” means any Letter of Credit providing credit support for an IRB, which may be a so-called “direct pay” Letter of Credit.

“IRBs” means industrial revenue bonds, solid waste disposal bonds or similar tax-exempt bonds issued by or at the request of the Borrowers.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means with respect to any Letter of Credit, the L/C Application, and any other document, agreement and instrument entered into by the L/C Issuer and any Borrower or in favor of the L/C Issuer and relating to any such Letter of Credit.

“KYC Requirement Information” means, with respect to any Subsidiary of the Parent, such Subsidiary’s tax identification number, physical address, country of principal place of business, headquarters and formation, type of legal entity and phone number.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial determinations, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority; provided, however, that with respect to Taxes, “Laws” shall also include guidelines issued by any Governmental Authority, whether or not having the force of law.

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“L/C Advance” means, with respect to each Revolving Lender, such Revolving Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.

“L/C Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Committed Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“L/C Expiration Date” means the day that is seven (7) days prior to the Maturity Date then in effect for the Committed Loans (or, if such day is not a Business Day, the next preceding Business Day).

“L/C Fee” has the meaning specified in Section 2.03(h).

“L/C Issuer” means Bank of America, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, each in its capacity as an issuer of Letters of Credit hereunder, any successor issuer of Letters of Credit hereunder or any other Lender which has agreed in writing to become an “L/C Issuer” hereunder and has been appointed by the Borrowers and approved by the Administrative Agent. In addition, any Lender that is an issuer of an Existing Letter of Credit shall be deemed to be an L/C Issuer hereunder for purposes of such Existing Letters of Credit. All singular references to the L/C Issuer shall mean any L/C Issuer, the L/C Issuer that has issued the applicable Letter of Credit, or all L/C Issuers, as the context may require.

“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“L/C Supported IRBs” means IRBs which are enhanced by IRB LOCs.

“Lender” has the meaning specified in the introductory paragraph hereto and, unless the context otherwise requires, includes the Swing Line Lender.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrowers and the Administrative Agent.

“Letter of Credit” means any standby letter of credit issued hereunder and shall include IRB LOCs and the Existing Letters of Credit.

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“Letter of Credit Sublimit” means an aggregate amount equal to $250,000,000, and with respect to Bank of America, $100,000,000; with respect to JPMorgan Chase Bank, N.A., $75,000,000; and with respect to Wells Fargo Bank, National Association, $75,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility.

“Leverage Ratio” has the meaning specified in Section 7.14(a).

“LIBOR Rate” means,

(a)          for any Interest Period with respect to a LIBOR Rate Loan, the rate per annum equal to (i) the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and if the LIBOR Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement; and

(b)          for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two (2) Business Days prior to such date for U.S. Dollar deposits with a term of one (1) month commencing that day;

provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

“LIBOR Rate Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of “LIBOR Rate”.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan” means an extension of credit by a Lender to the Borrowers under Article II in the form of a Committed Loan, a Term Loan, a Swing Line Loan or any term loan advanced hereunder from time to time pursuant to Section 2.14 and “Loans” shall mean all of such extensions of credit collectively.

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“Loan Documents” means this Agreement, each Note, each Issuer Document, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.17, the Fee Letters, each joinder agreement and related documents entered into or delivered by a Subsidiary of the Parent in connection with such Subsidiary becoming a Borrower hereunder, and each amendment, consent and/or waiver executed in connection with any of the foregoing imposing Obligations of any kind on any Borrower, each as amended, modified, supplemented or replaced from time to time.

“Loan Notice” means a Committed Loan Notice, a Term Loan Notice, a Swing Line Loan Notice or a similar notice relating to any term loan advanced hereunder from time to time pursuant to Section 2.14.

“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

“Master Note Purchase Agreement” means that certain Master Note Purchase Agreement, dated July 15, 2008, by and among certain of the Borrowers and certain accredited institutional investors (as amended, supplemented or otherwise modified from time to time).

“Material Adverse Effect” means, with respect to any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), (a) a material adverse effect on the business, properties, condition (financial or otherwise), assets or operations of the Borrowers taken as a whole or (b) any impairment of the validity, binding effect or enforceability of this Agreement or any of the other Loan Documents against any Borrower or any impairment of the material rights, remedies or benefits available to the Administrative Agent or any Lender under any Loan Document. In determining whether any individual event could reasonably be expected to result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then-existing events could reasonably be expected to result in a Material Adverse Effect.

“Maturity Date” means (a) with respect to the Committed Loans, January 24, 2020 and (b) with respect to the Term Loan, January 24, 2020; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“Minimum Collateral Amount” means, at any time, (i) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to one hundred two percent (102%) of the Fronting Exposure of the L/C Issuer with respect to Letters of Credit issued and outstanding at such time, (ii) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.17(a)(i), (a)(ii) or (a)(iii), an amount equal to one hundred two percent (102%) of the Outstanding Amount of all LC Obligations, and (iii) otherwise, an amount determined by the Administrative Agent and the L/C Issuer in their sole discretion.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five (5) plan years, has made or been obligated to make contributions.

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“Multiple Employer Plan” means a Plan covered by Title IV of ERISA (other than a Multiemployer Plan) which has two or more contributing sponsors (including any Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Municipal Contracts” means governmental permits issued to a Borrower by, and franchises and contracts entered into between a Borrower and, any municipal or other governmental entity, as the same may be amended from time to time.

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 10.01 and (ii) has been approved by the Required Lenders.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Note” means a Term Note, a Revolving Credit Note, a Swing Line Note or a promissory note representing any term loan advanced hereunder from time to time pursuant to Section 2.14, as the context may require.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Borrower arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Borrower or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and including any certificate or articles of formation or organization of such entity.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections solely to the extent arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document pursuant to Section 3.06).

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“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06).

“Outstanding Amount” means (i) with respect to Committed Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Committed Loans and Swing Line Loans, as the case may be, occurring on such date; (ii) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrowers of Unreimbursed Amounts; (iii) with respect to the Term Loan on any date, the outstanding principal amount of the Term Loan on such date; and (iv) with respect to any term loan to the extent advanced hereunder from time to time pursuant to Section 2.14, the outstanding principal amount of such term loan on such date.

“Parent” has the meaning specified in the preamble to this Agreement.

“Participant” has the meaning specified in Section 10.06(d).

“Participant Register” has the meaning specified in Section 10.06(d).

“PBGC” means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

“Pension Act” means the Pension Protection Act of 2006, as amended and in effect from time to time.

“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by any Borrower and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

“Permitted Lien” has the meaning specified in Section 7.02.

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“Permitted Receivables Transactions” means any sale or sales of, and/or securitization of, or transfer of, any Receivables of the Borrowers pursuant to which (a) the Receivables SPV realizes aggregate net proceeds of not more than $100,000,000 at any one time outstanding, including, without limitation, any revolving purchase(s) of Receivables where the maximum aggregate uncollected purchase price (exclusive of any deferred purchase price) for such Receivables at any time outstanding does not exceed $100,000,000, (b) the Receivables shall be transferred or sold to the Receivables SPV at fair market value or at a market discount, and shall not exceed $125,000,000 in the aggregate at any one time and (c) obligations arising therefrom shall be non-recourse to the Parent and its Subsidiaries (other than the Receivables SPV).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of any Borrower or any ERISA Affiliate or any such Plan to which any Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees.

“Platform” has the meaning specified in Section 6.04.

“Pro Forma Reference Period” means, as of the calculation date for any pro forma covenant calculation hereunder, the most recently completed Reference Period prior to such calculation date for which financial statements have been delivered pursuant to Section 6.04.

“Public Lender” has the meaning specified in Section 6.04.

“Real Estate” means all real property at any time owned or leased (as lessee or sublessee) by any Borrower.

“Receivables” has the meaning set forth in clause (g) of the definition of “Indebtedness”.

“Receivables SPV” means any one or more direct or indirect wholly-owned Subsidiaries of the Parent formed for the sole purpose of engaging in Permitted Receivables Transactions, and which engage in no business activities other than those related to Permitted Receivables Transactions.

“Recipient” means the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder.

“Reference Period” means as of any date of determination, the period of four (4) consecutive fiscal quarters of the Consolidated Group or the twelve (12) month period ending on such date, or if such date is not a fiscal quarter end date, the period of four (4) consecutive fiscal quarters or the twelve (12) month period most recently ended (in each case treated as a single accounting period).

“Register” has the meaning specified in Section 10.06(c).

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“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Release” has the meaning specified in CERCLA; provided that in the event CERCLA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply as of the effective date of such amendment; and provided further, to the extent that the laws of a state wherein the property lies establishes a meaning for “Release” which is broader than specified in CERCLA, such broader meaning shall apply.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty (30) day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Loans, a Committed Loan Notice, a Term Loan Notice or a Loan Notice delivered in connection with any term loan advanced hereunder from time to time pursuant to Article II (including pursuant to Section 2.14), as the case may be, (b) with respect to an L/C Credit Extension, an L/C Application and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time; provided, that the amount of any participation in any Swing Line Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swing Line Lender or L/C Issuer, as the case may be, in making such determination.

“Resignation Effective Date” has the meaning specified in Section 9.06(a).

“Responsible Officer” means (a) the chief executive officer, president, chief operating officer, CFO, chief accounting officer, Vice President – Finance, treasurer or assistant treasurer of a Borrower, (b) solely for purposes of the delivery of the certificate referred to in Section 4.01(a)(iii), the secretary or any assistant secretary of a Borrower, and (c) solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Borrower so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Borrower designated in or pursuant to an agreement between the applicable Borrower and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Borrower.

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“Restricted Payment” means any (a) Distribution, (b) payment or prepayment by any Borrower or any Subsidiary to (i) such Borrower’s or such Subsidiary’s shareholders (or other equity holders), in each case, other than to another Borrower, or (ii) any Affiliate of such Borrower or such Subsidiary or any Affiliate of such Borrower’s or such Subsidiary’s shareholders (or other equity holders), in each case, other than to another Borrower; provided, however, that in the case of each of clauses (b)(i) and (b)(ii), no Restricted Payment shall be deemed to have occurred as a result of a payment to an executive or an employee of a Borrower in such Person’s capacity as an executive or an employee, or (c) derivatives or other transactions with any financial institution, commodities or stock exchange or clearinghouse (a “Derivatives Counterparty”) obligating such Borrower or such Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of any Equity Interest of such Borrower or such Subsidiary.

“Revolving Commitment” means, as to each Revolving Lender, its obligation to (a) make Committed Loans to the Borrowers pursuant to Section 2.01, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Revolving Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Committed Loans and such Lender’s participation in L/C Obligations and Swing Line Loans at such time.

“Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Lenders’ Revolving Commitments at such time.

“Revolving Credit Note” means a promissory note made by the Borrowers in favor of a Revolving Lender evidencing Committed Loans or Swing Line Loans, as the case may be, made by such Revolving Lender, substantially in the form of Exhibit B-1.

“Revolving Lender” means, at any time, any Lender that has a Revolving Commitment at such time.

“Sanction(s)” means any sanction administered or enforced by the United States government (including OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority.

“Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002, as amended and in effect from time to time.

“Securities Laws” means the Securities Act of 1933, the Exchange Act, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the Public Company Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date hereunder.

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“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement and, for the avoidance of doubt, the foregoing shall include Fuel Derivatives Obligations and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swing Line” means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04.

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.

“Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.04(a).

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“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit A-2 or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approve by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“Swing Line Note” means a promissory note made by the Borrowers in favor of the Swing Line Lender evidencing Swing Line Loans made by the Swing Line Lender, substantially in the form of Exhibit B-2.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $35,000,000 and (b) the Aggregate Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.

“Synthetic Lease” means, with respect to any Person, any (a) so-called synthetic, off-balance sheet or tax retention lease, or (b) agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Loan Lender” means (a) at any time on or prior to the Closing Date, any Lender that has a Term Loan Commitment at such time and (b) at any time after the Closing Date, any Lender that holds Term Loans at such time.

“Term Loan” and “Term Loans” has the meaning specified in Section 2.01.

“Term Loan Borrowing” means a borrowing consisting of simultaneous Term Loans of the same Type and, in the case of LIBOR Rate Loans, having the same Interest Period made by each of the Term Loan Lenders pursuant to Section 2.01.

“Term Loan Commitment” means, as to each Term Loan Lender, its obligation to make a Term Loan to the Borrowers pursuant to Section 2.01, in an aggregate principal amount not to exceed the amount set forth opposite such Term Loan Lender’s name on Schedule 2.01 under the caption “Term Loan Commitment”, as such amount may be adjusted from time to time in accordance with this Agreement. As of the Closing Date, prior to any Term Loan Borrowing, the aggregate Term Loan Commitments of the Term Loan Lenders is equal to $800,000,000.

“Term Loan Facility” means (a) at any time prior to any Term Loan Borrowing on the Closing Date, the aggregate amount of the Term Loan Commitments at such time, and (b) thereafter, the aggregate principal amount of the Term Loans of all Term Loan Lenders outstanding at such time.

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“Term Loan Notice” mean a notice of (a) a Term Loan Borrowing, (b) a conversion of any portion of the Term Loan from one Type to the other, or (c) a continuation of LIBOR Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form as Exhibit A-3 or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approve by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“Term Loan Percentage” means, with respect to any Term Loan Lender at any time, the percentage (carried out to the ninth decimal place) of the Term Loan Facility represented by (a) prior to any Term Loan Borrowing on the Closing Date, such Term Loan Lender’s Term Loan Commitment at such time, and (b) thereafter, the outstanding principal amount of such Term Loan Lender’s Term Loan at such time. The initial Term Loan Percentage of each Term Loan Lender is set forth in Schedule 2.01 or in the Assignment and Assumption pursuant to which such Term Loan Lender becomes a party hereto, as applicable.

“Term Loan Outstandings” means, as to any Term Loan Lender, the principal amount of the Term Loan advanced by such Lender outstanding at the applicable time of reference.

“Term Note” means a promissory note made by the Borrowers in favor of a Term Loan Lender evidencing the Term Loan made by such Term Loan Lender, substantially in the form of Exhibit B-3.

“Total Credit Exposure” means, as to any Lender at any time, without duplication, the unused Revolving Commitments, the unused Term Loan Commitment (if applicable), the Revolving Credit Exposure and the Term Loan Outstandings of such Lender at such time.

“Total Facility Amount” means, as at any date of determination, the sum of (i) the Aggregate Commitments plus (ii) the aggregate Outstanding Amount of the Term Loan and, if applicable, any of the term loan advanced hereunder from time to time pursuant to Section 2.14, in each case as the same may be increased from time to time pursuant to Section 2.14 hereof or reduced from time to time in accordance with the terms hereof. As of the Closing Date, the Total Facility Amount is equal to $2,000,000,000.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Total Revolving Outstandings” means the aggregate Outstanding Amount of Committed Loans, Swing Line Loans and L/C Obligations.

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a LIBOR Rate Loan.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

“United States” and “U.S.” mean the United States of America.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

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“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(III).

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

1.02       Other Interpretive Provisions.    With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)          The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Recitals, Articles, Sections, Exhibits and Schedules shall be construed to refer to Recitals, Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)          In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”

(c)          Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

1.03       Accounting Terms.

(a)          Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Parent and its Subsidiaries shall be deemed to be carried at one hundred percent (100%) of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded.

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(b)          Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrowers or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided, that until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrowers shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.

(c)          Consolidation of Variable Interest Entities. All references herein to consolidated financial statements of the Parent and its Subsidiaries or to the determination of any amount for the Parent and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Parent is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein.

1.04       Rounding.   Any financial ratios required to be maintained by the Consolidated Group pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05       Times of Day; Rates.   Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matters related to the rates in the definition of “LIBOR Rate” or with respect to any comparable or successor rate thereto.

1.06       Letter of Credit Amounts.   Unless otherwise specified herein the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

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ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS

2.01       The Loans. (a) The Term Loan Borrowing. Subject to the terms and conditions set forth herein, each Term Loan Lender severally agrees to make a single term loan (each such loan, a “Term Loan” and all such loans together, either the “Term Loan” or the “Term Loans” as the context may require) to the Borrowers on the Closing Date in an aggregate amount of up to but not to exceed such Term Loan Lender’s Applicable Percentage of the Term Loan Facility. The Term Loan Borrowing shall consist of Term Loans made simultaneously by the Term Loan Lenders on the Closing Date in accordance with their respective Applicable Percentage of the Term Loan Facility. Only one Term Loan Borrowing shall be permitted on the Closing Date, unless the Borrowers request Term Loans of different Types and/or (in the case of LIBOR Rate Loans) Interest Periods, in which case multiple simultaneous Term Loan Borrowings shall be permitted on the Closing Date. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or LIBOR Rate Loans, as further provided herein. The Borrowers jointly and severally promise to pay to the Administrative Agent, for the account of the Term Loan Lenders in accordance with their respective Term Loan Percentage, all amounts due under the Term Loan on the Maturity Date applicable to the Term Loan or such earlier date as is required hereunder.

(b) Committed Borrowings. Subject to the terms and conditions set forth herein, each Revolving Lender severally agrees to make loans (each such loan, a “Committed Loan”) to the Borrowers from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Revolving Lender’s Revolving Commitment; provided, however, that after giving effect to any Committed Borrowing, (i) the Total Revolving Outstandings shall not exceed the Aggregate Commitments, and (ii) the Revolving Credit Exposure of any Revolving Lender shall not exceed such Revolving Lender’s Revolving Commitment (other than as described in Section 2.04 with respect to the Swing Line Lender). Within the limits of each Revolving Lender’s Revolving Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Committed Loans may be Base Rate Loans or LIBOR Rate Loans, as further provided herein. The Borrowers jointly and severally promise to pay to the Administrative Agent, for the account of the Revolving Lenders, all amounts due under the Committed Loans on the Maturity Date applicable to Committed Loans or such earlier date as is required hereunder.

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2.02      Borrowings, Conversions and Continuations of Loans.

(a)          Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of LIBOR Rate Loans shall be made upon the Borrowers’ irrevocable notice to the Administrative Agent, which may be given by (A) telephone, or (B) a Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a Loan Notice. Each such notice must be received by the Administrative Agent (i) not later than 1:00 p.m. not less than three (3) Business Days prior to the requested date of any Borrowing of, conversion to or continuation of LIBOR Rate Loans or of any conversion of LIBOR Rate Loans to Base Rate Loans, and (ii) not later than 1:00 p.m. not less than one (1) Business Day prior to the requested date of any Borrowing of Base Rate Loans. Each Borrowing of, conversion to or continuation of LIBOR Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice (telephonic or written) shall specify (i) whether the Borrowers are requesting a Committed Borrowing, a Term Loan Borrowing, any other Borrowing, a conversion of Loans from one Type to the other or a continuation of LIBOR Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrowers fail to specify a Type of Loan in a Loan Notice or if the Borrowers fail to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable LIBOR Rate Loans. If the Borrowers request a Borrowing of, conversion to, or continuation of LIBOR Rate Loans in any such Loan Notice, but fail to specify an Interest Period, they will be deemed to have specified an Interest Period of one (1) month.

(b)          Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage under the applicable Facility, of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrowers, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in the preceding subsection. In the case of a Term Loan Borrowing or a Committed Borrowing, each applicable Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than (i) in the case of any Committed Borrowing, 1:00 p.m. on the Business Day specified in the applicable Loan Notice or (ii) in the case of any Term Loan Borrowing, not later than 10:00 a.m. on the Closing Date (or such later time as may be agreed by the Administrative Agent). Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrowers in like funds as received by the Administrative Agent either by (i) crediting the account of the relevant Borrower on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrowers; provided, however, that if, on the date a Committed Loan Notice with respect to a Committed Borrowing is given by the Borrowers, there are L/C Borrowings outstanding, then the proceeds of such Committed Borrowing first, shall be applied, to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrowers as provided above.

(c)          Except as otherwise provided herein, a LIBOR Rate Loan may be continued or converted only on the last day of an Interest Period for such LIBOR Rate Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as LIBOR Rate Loans without the consent of the Required Lenders.

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(d)          The Administrative Agent shall promptly notify the Borrowers and the Lenders of the interest rate applicable to any Interest Period for LIBOR Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrowers and the Lenders of any change in the Administrative Agent’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

(e)          After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, unless the Administrative Agent otherwise consents, there shall not be more than fifteen (15) Interest Periods in effect with respect to all Loans.

(f)          Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all of the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrowers, the Administrative Agent, and such Lender.

2.03       Letters of Credit.

(a)          The Letter of Credit Commitment.

(i)          Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the Revolving Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the L/C Expiration Date, to issue Letters of Credit, including IRB LOCs, for the account of any Borrower, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below and otherwise subject to compliance with this Section 2.03, and (2) to honor drawings properly drawn under the Letters of Credit; and (B) the Revolving Lenders severally agree to participate in Letters of Credit issued for the account of the Borrowers and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Revolving Outstandings shall not exceed the Aggregate Commitments, (y) the Revolving Credit Exposure of any Lender shall not exceed such Revolving Lender’s Revolving Commitment and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit and, in addition, with respect to the L/C Issuer, the Outstanding Amount of the L/C Obligations relating to Letters of Credit issued by such L/C Issuer shall not exceed the Letter of Credit Sublimit applicable to such L/C Issuer. Each request by the Borrowers for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrowers that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers’ ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. This Agreement shall be the “Reimbursement Agreement” referred to in the IRB LOCs. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

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(ii)          No L/C Issuer shall issue any Letter of Credit, if:

(A)         subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit (other than IRB LOCs) would occur more than twelve (12) months after the date of issuance or last extension, unless Revolving Lenders holding in excess of fifty percent (50%) of the Aggregate Commitments have approved such expiry date; or

(B)         the expiry date of such requested Letter of Credit would occur after the L/C Expiration Date, unless all the Revolving Lenders have approved such expiry date.

(iii)         No L/C Issuer shall be under any obligation to issue any Letter of Credit if:

(A)         any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it;

(B)         the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally;

(C)         such Letter of Credit is to be denominated in a currency other than Dollars; or

(D)         any Revolving Lender is at that time a Defaulting Lender, unless such L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such L/C Issuer (in its sole discretion) with the Borrowers or such Defaulting Lender to eliminate such L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.18(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which such L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion.

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(iv)        No L/C Issuer shall amend any Letter of Credit if such L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

(v)         No L/C Issuer shall be under any obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(vi)        Each L/C Issuer shall act on behalf of the Revolving Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and such L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “the Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to an L/C Issuer.

(b)          Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit; Auto-Reinstatement Letters of Credit.

(i)          Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrowers delivered to the applicable L/C Issuer (with a copy to the Administrative Agent) in the form of a L/C Application, appropriately completed and signed by a Responsible Officer of the Borrowers (or through such other procedures as may otherwise be approved by the applicable L/C Issuer and the Administrative Agent, including electronic communications in accordance with Section 10.02(b)). Such applicable L/C Application (other than for IRB LOCs) must be received by the applicable L/C Issuer and the Administrative Agent not later than 1:00 p.m. at least two (2) Business Days (or such later date and time as the Administrative Agent and the applicable L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be, and the timing of submission of the Letter of Credit Application with respect to an IRB LOC shall be as determined by the applicable L/C Issuer and the Borrowers. In the case of a request for an initial issuance of a Letter of Credit, the related applicable L/C Application shall specify in form and detail reasonably satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such L/C Application shall specify in form and detail reasonably satisfactory to the applicable L/C Issuer (w) the Letter of Credit to be amended; (x) the proposed date of amendment thereof (which shall be a Business Day); (y) the nature of the proposed amendment; and (z) such other matters as the applicable L/C Issuer may reasonably require. Additionally, the Borrowers shall furnish to the applicable L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as such L/C Issuer or the Administrative Agent may require.

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(ii)         Promptly after receipt of any L/C Application at the address set forth in Section 10.02 for receiving L/C Applications and related correspondence, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such L/C Application from the Borrowers and, if not, the applicable L/C Issuer will provide the Administrative Agent with a copy thereof. Unless such L/C Issuer has received written notice from any Revolving Lender, the Administrative Agent or any Borrower, at least one (1) Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date (which, in the case of an IRB LOC, shall be a date satisfactory to the L/C Issuer), issue a Letter of Credit for the account of the Borrowers or enter into the applicable amendment, as the case may be, in each case in accordance with such applicable L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Lender’s Applicable Percentage times the amount of such Letter of Credit.

(iii)        If the Borrowers so request in any applicable L/C Application, the applicable L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit such L/C Issuer to prevent any such extension at least once in each twelve (12) month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve (12) month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by such L/C Issuer, the Borrowers shall not be required to make a specific request to such L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Lenders shall be deemed to have authorized (but may not require) such L/C Issuer to permit the extension of such Letter of Credit at any time prior to an expiry date not later than such L/C Expiration Date; provided, however, that such L/C Issuer shall not permit any such extension if (A) such L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven (7) Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that Revolving Lenders holding in excess of fifty percent (50%) of the Aggregate Commitments have elected not to permit such extension or (2) from the Administrative Agent, any Revolving Lender or the Borrowers that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing such L/C Issuer not to permit such extension.

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(iv)        If the Borrowers so request in any applicable L/C Application, the applicable L/C Issuer may, in its sole and absolute discretion, agree to issue an IRB LOC that permits the automatic reinstatement of all or a portion of the stated amount thereof after any drawing thereunder (each, an “Auto-Reinstatement Letter of Credit”). Unless otherwise directed by the L/C Issuer, the Borrowers shall not be required to make a specific request to such L/C Issuer to permit such reinstatement. Once an Auto-Reinstatement Letter of Credit has been issued, except as provided in the following sentence, the Revolving Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to reinstate all or a portion of the stated amount thereof in accordance with the provisions of such IRB LOC. Notwithstanding the foregoing, if such Auto-Reinstatement Letter of Credit permits the applicable L/C Issuer to decline to reinstate all or any portion of the stated amount thereof after a drawing thereunder by giving notice of such non-reinstatement within a specified number of days after such drawing (the “Non-Reinstatement Deadline”), such L/C Issuer shall not permit such reinstatement if it has received a notice (which may be by telephone or in writing) on or before the day that is seven (7) Business Days before the Non-Reinstatement Deadline (A) from the Administrative Agent that Revolving Lenders holding in excess of fifty percent (50%) of the Aggregate Commitments have elected not to permit such reinstatement or (B) from the Administrative Agent, any Revolving Lender or the Borrowers that one or more of the applicable conditions specified in Section 4.02 is not then satisfied or that such reinstatement would violate the proviso to the first sentence of Section 2.03(a)(i) (treating such reinstatement as an L/C Credit Extension for purposes of this clause) and, in each case, directing such L/C Issuer not to permit such reinstatement.

(v)         Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the Borrowers and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c)          Drawings and Reimbursements; Funding of Participations.

(i)          Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Borrowers and the Administrative Agent thereof. Not later than 12:00 Noon on the date of any payment by the applicable L/C Issuer under a Letter of Credit (or, with respect to any IRB LOC, the time set forth therein) (each such date, an “Honor Date”), the Borrowers shall reimburse the applicable L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing; provided, that if any payment is made by the such L/C Issuer after 12:00 Noon (or, with respect to any IRB LOC, the time set forth therein) on an Honor Date, such reimbursement shall occur not later than 12:00 Noon (or, with respect to any IRB LOC, the time set forth therein) on the first Business Day occurring after such Honor Date. If the Borrowers fail to so reimburse the applicable L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Revolving Lender’s Applicable Percentage thereof. In such event, the Borrowers shall be deemed to have requested a Committed Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice), and, subject to Section 2.03(c)(iii), the Borrowers’ failure to have reimbursed the applicable L/C Issuer on the Honor Date shall not be deemed a breach of this Agreement provided that such Committed Borrowing of a Base Rate Loan is deemed to be disbursed and that the making of such Loan is otherwise permitted by this Agreement. Any notice given by the applicable L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

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(ii)         Each Revolving Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the applicable L/C Issuer at the Administrative Agent’s Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Committed Loan to the Borrowers in such amount. The Administrative Agent shall remit the funds so received to the applicable L/C Issuer.

(iii)        With respect to any Unreimbursed Amount that is not fully refinanced by a Committed Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrowers shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Lender’s payment to the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Lender in satisfaction of its participation obligation under this Section 2.03.

(iv)        Until each Revolving Lender funds its Committed Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Revolving Lender’s Applicable Percentage of such amount shall be solely for the account of such L/C Issuer.

(v)         Each Revolving Lender’s obligation to make Committed Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Lender may have against such L/C Issuer, the Borrowers or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender’s obligation to make Committed Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrowers of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrowers to reimburse the applicable L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

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(vi)        If any Revolving Lender fails to make available to the Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, such L/C Issuer shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by such L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. If such Revolving Lender pays such amount (with interest and fees as aforesaid), the amount so paid (other than interest and fees as aforesaid) shall constitute such Revolving Lender’s Committed Loan included in the relevant Committed Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the applicable L/C Issuer submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

(d)          Repayment of Participations.

(i)          At any time after the applicable L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Lender such Revolving Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrowers or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Revolving Lender its Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

(ii)         If any payment received by the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Revolving Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Revolving Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e)          Obligations Absolute. The obligation of the Borrowers to reimburse each L/C Issuer for each drawing under each Letter of Credit issued by such L/C Issuer and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i)          any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(ii)         the existence of any claim, counterclaim, setoff, defense or other right any of the Borrowers may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

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(iii)        any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv)        waiver by the applicable L/C Issuer of any requirement that exists for such L/C Issuer’s protection and not the protection of the Borrowers or any waiver by the applicable L/C Issuer which does not in fact materially prejudice the Borrowers;

(v)         honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft;

(vi)        any payment made by the applicable L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC or the ISP, as applicable;

(vii)       any payment by the applicable L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the applicable L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

(viii)      any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Borrowers.

The relevant Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with such Borrower’s instructions or other irregularity, such Borrower will immediately notify the applicable L/C Issuer. The Borrowers shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

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(f)          Role of L/C Issuer. Each Revolving Lender and each of the Borrowers agree that, in paying any drawing under a Letter of Credit, no L/C Issuer shall have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of any L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of Revolving Lenders holding in excess of fifty percent (50%) of the Aggregate Commitments (or of the Total Revolving Outstandings if the Aggregate Commitments have been terminated); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrowers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrowers’ pursuing such rights and remedies as they may have against the beneficiary or transferee at law or under any other agreement. None of any L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of any L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrowers may have a claim against the applicable L/C Issuer, and the applicable L/C Issuer may be liable to the Borrowers, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrowers which the Borrowers prove were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with any terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and such L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. Each L/C Issuer may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary.

(g)          Applicability of ISP; Limitation of Liability. Unless otherwise expressly agreed by the applicable L/C Issuer and the Borrowers when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each Letter of Credit. Notwithstanding the foregoing, no L/C Issuer shall be responsible to the Borrowers for, and no L/C Issuer’s rights and remedies against the Borrowers shall be impaired by, any action or inaction of the applicable L/C Issuer required or permitted under any Law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where such L/C Issuer or the beneficiary is located, the practice stated in the ISP, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.

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(h)          L/C Fee. The Borrowers, jointly and severally, agree to pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage a fee for each Letter of Credit equal to the Applicable Rate times the daily amount available to be drawn under such Letter of Credit (the “L/C Fee”), subject to adjustment as provided in Section 2.18(a)(iii)(C)(z). For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. The L/C Fee shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the L/C Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of Revolving Lenders holding in excess of fifty percent (50%) of the Aggregate Commitments (or of the Total Revolving Outstandings if the Aggregate Commitments have been terminated), while any Event of Default exists, the L/C Fee shall accrue at the Default Rate.

(i)          Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrowers, jointly and severally, agree to pay directly to each L/C Issuer for its own account a fronting fee with respect to each Letter of Credit issued by such L/C Issuer equal to a rate of 0.15% per annum times the daily amount available to be drawn under such Letter of Credit (the “Fronting Fee”). The Fronting Fee shall be (i) computed on a quarterly basis in arrears, and (ii) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the L/C Expiration Date and thereafter on demand. In addition, unless otherwise agreed with the L/C Issuer, the Borrowers shall pay directly to each L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the applicable L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(j)          Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Documents, the terms hereof shall control.

(k)          Action Taken by Revolving Lenders. Subject to the last sentence of the second proviso to Section 10.01 and notwithstanding anything to the contrary set forth in this Section 2.03, the Revolving Commitments of, or the portion of the Total Revolving Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of determining the percentage of Revolving Lenders taking or approving any action under this Section 2.03 and such matters shall be determined as though such Defaulting Lenders’ Revolving Commitments and portion of the Total Revolving Outstandings held by such Defaulting Lenders did not exist.

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2.04       Swing Line Loans.

(a)          The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Revolving Lenders set forth in this Section 2.04, to make loans (each such loan, a “Swing Line Loan”) to the Borrowers from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Committed Loans and L/C Obligations of the Revolving Lender acting as Swing Line Lender, may exceed the amount of such Revolving Lender’s Revolving Commitment; provided, however, that (x) after giving effect to any Swing Line Loan, (i) the Total Revolving Outstandings shall not exceed the Aggregate Commitments, and (ii) the Revolving Credit Exposure of any Lender shall not exceed such Revolving Lender’s Revolving Commitment (other than that of the Swing Line Lender as set forth above), (y) the Borrowers shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan, and (z) the Swing Line Lender shall not be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall be deemed a Base Rate Loan notwithstanding anything to the contrary in Section 2.08(a)(iii) regarding the interest rate applicable to such Swing Line Loan. Immediately upon the making of a Swing Line Loan, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Lender’s Applicable Percentage times the amount of such Swing Line Loan. Notwithstanding anything to the contrary contained herein, a Swing Line Loan may not be converted to a LIBOR Rate Loan. The Borrowers jointly and severally promise to pay to the Swing Line Lender all amounts due under the Swing Line Loans in accordance with Section 2.07(c) or such earlier date as required hereunder.

(b)          Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrowers’ irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) by a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 2:30 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be not less than $500,000, and (ii) the requested borrowing date, which shall be a Business Day. Promptly after receipt by the Swing Line Lender of any Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Lender) prior to 3:30 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 4:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrowers at their office by crediting the account of the Borrowers on the books of the Swing Line Lender in immediately available funds.

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(c)          Refinancing of Swing Line Loans.

(i)          The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrowers (which hereby irrevocably authorize the Swing Line Lender to so request on their behalf), that each Revolving Lender make a Base Rate Committed Loan in an amount equal to such Revolving Lender’s Applicable Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrowers with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Committed Loan to the Borrowers in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii)         If for any reason any Swing Line Loan cannot be refinanced by such a Committed Borrowing in accordance with Section 2.04(c)(i), the request for Committed Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii)        If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid (other than interest and fees as aforesaid) shall constitute such Revolving Lender’s Committed Loan included in the relevant Committed Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

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(iv)        Each Revolving Lender’s obligation to make Committed Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the Swing Line Lender, the Borrowers or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender’s obligation to make Committed Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrowers to repay Swing Line Loans, together with interest as provided herein.

(d)          Repayment of Participations.

(i)          At any time after any Revolving Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Lender its Applicable Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.

(ii)         If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Lender shall pay to the Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Revolving Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e)          Interest for Account of the Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrowers for interest on the Swing Line Loans. Until each Revolving Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of its Applicable Percentage shall be solely for the account of the Swing Line Lender.

(f)          Payments Directly to the Swing Line Lender. The Borrowers shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

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2.05       Prepayments.

(a)          The Borrowers may, upon notice to the Administrative Agent, at any time or from time to time, voluntarily prepay the Committed Loans and the Term Loans in whole or in part without premium or penalty; provided, that (i) such notice must be in a form reasonably acceptable to the Administrative Agent and be received by the Administrative Agent not later than 1:00 p.m. (A) three (3) Business Days prior to any date of prepayment of LIBOR Rate Loans and (B) on the date of prepayment of Base Rate Loans and (ii) any such prepayment of LIBOR Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof and any such prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment, the Type(s) of Committed Loans to be prepaid and, if LIBOR Rate Loans are to be prepaid, the Interest Period(s) of such Committed Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage). If such notice is given, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided, that any such notice may state that such notice is conditioned upon the effectiveness of other credit facilities or debt incurrences, in which case such notice may be revoked by the Borrowers (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any prepayment of a LIBOR Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.18, each such prepayment of the Term Loan shall be applied to the Term Loan and shall be paid to the Lenders in accordance with their respective Applicable Percentages of the Term Loan. Subject to Section 2.18, each such prepayment of the Committed Loan shall be applied to the Committed Loans of the Lenders in accordance with their Applicable Percentages of the Committed Loans.

(b)          The Borrowers may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

(c)          If for any reason the Total Revolving Outstandings at any time exceed the Aggregate Commitments then in effect, the Borrowers shall immediately prepay Committed Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to (i) such excess, to the extent Committed Loans are being prepaid, or (ii) the Minimum Collateral Amount with respect to such excess, to the extent L/C Obligations are being Cash Collateralized; provided, however, that the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this clause (c) unless after the prepayment in full of the Loans, the Total Revolving Outstandings exceed the Aggregate Commitments then in effect.

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2.06       Termination or Reduction of the Aggregate Commitments. The Borrowers may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, or from time to time permanently reduce the Aggregate Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 1:00 p.m. three (3) Business Days prior to the date of termination or reduction (except that if no Loans are outstanding hereunder and no Letters of Credit are issued and outstanding hereunder or the effectiveness of a new credit facility for the Borrowers is conditioned on the termination of this Agreement, any notice of termination of the Aggregate Commitments may be received on the date of termination), (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrowers shall not terminate or reduce the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Outstandings would exceed the Aggregate Commitments; provided that the Borrowers may terminate the Aggregate Commitments if all Loans have been paid in full, the Borrowers have Cash Collateralized, or provided other support acceptable to the L/C Issuer for, all outstanding Letters of Credit, and there are no outstanding L/C Borrowings, and (iv) if, after giving effect to any reduction of the Aggregate Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Commitments, the Letter of Credit Sublimit and/or the Swing Line Sublimit, as the case may be, shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Revolving Lenders of any such notice of termination or reduction of the Aggregate Commitments. Any reduction of the Aggregate Commitments shall be applied to the Revolving Commitment of each Revolving Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

2.07       Repayment of Loans.

(a)          The Term Loans. The Borrowers shall repay to the Term Loan Lenders on the Maturity Date applicable to the Term Loan the aggregate principal amount of the Term Loans outstanding on such date.

(b)          Committed Loans. The Borrowers shall repay to the Revolving Lenders on the Maturity Date applicable to Committed Loans the aggregate principal amount of all Committed Loans outstanding on such date.

(c)          Swing Line Loans. The Borrowers shall repay to the Swing Line Lender each Swing Line Loan on the earlier to occur of (i) the date ten (10) Business Days after such Swing Line Loan is made and (ii) on the Maturity Date applicable to Committed Loans.

2.08       Interest.

(a)          Subject to the provisions of subsection (b) below, (i) each LIBOR Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the LIBOR Rate for such Interest Period plus the Applicable Rate for LIBOR Loans; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Base Rate Loans; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Base Rate Loans or such other rate as may be agreed to from time to time by the Borrowers and the Swing Line Lender; provided that after any purchase by the Lenders of a participation in any Swing Line Loan, the rate of interest on such Swing Line Loan shall not be less than the Base Rate plus the Applicable Rate for Base Rate Loans.

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(b)

(i)          If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration (including automatic acceleration) or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(ii)         If any amount (other than principal of any Loan) payable by the Borrowers under any Loan Document is not paid when due (including any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iii)        Upon the request of the Required Lenders, while any Event of Default exists (other than as set forth in clauses (b)(i) and (b)(ii) above), the Borrowers shall pay interest on the principal amount of all outstanding Loans and all other Obligations that are then due and payable at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iv)        Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c)          Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.09       Fees. In addition to certain fees described in subsections (h) and (i) of Section 2.03:

(a)          Commitment Fee. The Borrowers, jointly and severally, agree to pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Applicable Percentage, a commitment fee (the “Commitment Fee”) equal to the Applicable Rate for the Commitment Fee times the actual daily amount by which the Aggregate Commitments exceed the sum of (i) the Outstanding Amount of Committed Loans and (ii) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.18. The Commitment Fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date or any earlier date on which the Revolving Commitments shall terminate. The Commitment Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. For purposes of computing the Commitment Fee, Swing Line Loans shall not be counted towards or considered usage of the Aggregate Commitments.

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(b)          Other Fees. The Borrowers, jointly and severally, shall pay to each Arranger and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letters. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

2.10       Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate.

(a)          All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(b)          If, as a result of any restatement of or other adjustment to the financial statements of the Borrowers or for any other reason, the Borrowers or the Lenders determine that (i) the Leverage Ratio as calculated by the Borrowers as of any applicable date was inaccurate and (ii) a proper calculation of the Leverage Ratio would have resulted in higher pricing for such period, the Borrowers shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under Section 2.03(c)(iii), 2.03(i) or 2.08(b) or under Article VIII. The Borrowers’ obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all Obligations hereunder.

2.11       Evidence of Debt.

(a)          The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Revolving Credit Note and/or a Term Note, which shall evidence such Lender’s Committed Loans and/or Term Loan, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

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(b)          In addition to the accounts and records referred to in subsection (a) above, each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

2.12       Payments Generally; the Administrative Agent’s Clawback.

(a)          General. All payments to be made by the Borrowers shall be made free and clear of and without condition or deduction (subject to Section 3.01) for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 12:00 Noon on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 12:00 Noon shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(b)

(i)          Funding by the Lenders; Presumption by the Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of LIBOR Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 Noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 or Section 2.14, as applicable (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing and (B) in the case of a payment to be made by the Borrowers, the interest rate applicable to Base Rate Loans. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent.

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(ii)         Payments by the Borrowers; Presumptions by the Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or an L/C Issuer hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the appropriate Lenders or such L/C Issuer, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the appropriate Lenders or L/C Issuers, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender or any Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c)          Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d)          Obligations of the Lenders Several. The obligations of the Lenders hereunder to make the Term Loans, Committed Loans and any other Loan advanced hereunder from time to time, to fund participations in Letters of Credit and Swing Line Loans and to make payments under Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, as the case may be, purchase its participation or to make its payment under Section 10.04(c).

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(e)          Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(f)          Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

2.13      Sharing of Payments.

(a)          If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it, resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

(i)          if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii)         the provisions of this Section shall not be construed to apply to (A) any payment made by or on behalf of the Borrowers pursuant to and in accordance with the express terms of this Agreement (including, but not limited to, the application of funds arising from the existence of a Defaulting Lender), (B) the application of Cash Collateral provided for in Section 2.17, (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, or (D) any payment of consideration for executing any amendment, waiver or consent in connection with this Agreement so long as such consideration has been offered to all consenting Lenders.

Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

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2.14       Accordion Advances (Increases and Replacements of the Aggregate Commitments and New or Increased Term Loans).

(a)          Request for Accordion Advance. Provided there exists no Default or Event of Default, upon notice to the Administrative Agent (which shall thereafter promptly notify the Lenders as set forth in this Section), and subject to the terms of this Section 2.14, the Borrowers may from time to time, without obtaining further consent from the Lenders, request (i) an increase in or replacement of the Aggregate Commitments (which increase or replacement and the proceeds of any Committed Loans to be advanced thereunder may be used, in whole or in part, to prepay any Loans then outstanding in accordance with the terms hereof), and (ii) one or more term loans (which term loan may be in the form of a new term loan tranche or an increase to the Term Loan or any other term loan advanced hereunder from time to time and then outstanding), the proceeds of which may be used, in whole or in part, to prepay any Loans then outstanding in accordance with the terms hereof (any such term loan or increase in or replacement of the Aggregate Commitments, an “Accordion Advance”); provided that the aggregate amounts so requested under clauses (i) and (ii) above after the date hereof (excluding any such amounts to the extent concurrently used to prepay term loans or replace Aggregate Commitments) shall not exceed $300,000,000; and provided, further, that, after giving effect to any such Accordion Advance, the Total Facility Amount shall not at any time exceed $2,300,000,000 in the aggregate (minus any and all permanent reductions of the Aggregate Commitments previously effected by the Borrowers pursuant to Section 2.06 or prepayments of the Term Loan or any other term loan advanced hereunder from time to time and then outstanding (other than in connection with a prior term loan or replacement of the Aggregate Commitments under this Section 2.14(a))). In no event shall any existing Lender be required to increase its Revolving Commitment or fund any portion of any Accordion Advance.

Any Accordion Advance will be subject to pricing and fees based on the then-current market for borrowers with similar credit profiles and ratings as mutually agreed to by the Borrowers, the Administrative Agent and the Lenders providing commitments for such Accordion Advance, as set forth in any applicable Conforming Amendment (defined below) or related fee letters.

(b)          Loan Terms and Conditions. To the extent that a new or increased term loan or a replacement of the Aggregate Commitments is requested pursuant to the terms of this Agreement (any such new or increased term loan or replacement of the Aggregate Commitments, an “Accordion Tranche”), such Accordion Tranche shall, in addition to compliance with the other applicable terms of this Section 2.14, be subject to additional customary terms and conditions as are agreed among the Borrowers, the Administrative Agent and the Lenders participating in such Accordion Tranche, in any event including the following:

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(i)          Evidence of Indebtedness; Loan Accounts. Each Lender participating in such Accordion Tranche shall maintain, in accordance with its usual practice, an account or accounts evidencing indebtedness of the Borrowers to such Lender resulting from such Lender’s share of such Accordion Tranche from time to time, including the amounts of principal, interest or fees payable and paid to such Lender from time to time under this Agreement. The Administrative Agent shall maintain accounts (including the Register) in which it shall record (A) the amount of such Accordion Tranche, the amount of any Loans advanced thereunder and each Interest Period applicable thereto, (B) the amount of any principal, interest or fees due and payable or to become due and payable from the Borrowers to each Lender participating in such Accordion Tranche, and (C) both the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof (if any). The entries made in the accounts maintained by each Lender participating in such Accordion Tranche pursuant to this Section 2.14 shall be conclusive absent manifest error; provided, however, that the failure of any Lender or the Administrative Agent to maintain any such accounts or note record, or any error therein, shall not in any manner affect the obligation of the Borrowers to repay (with applicable interest) any Loans advanced under such or the applicable Accordion Tranche made in accordance with the terms of this Agreement. If requested by any Lender participating in such Accordion Tranche, the Borrowers shall execute a promissory note with respect to such Lender’s portion of such Accordion Tranche.

(ii)         Interest on any Accordion Tranche. After such Accordion Tranche has been created, (x) the provisions of Section 2.02 hereof shall apply mutatis mutandis with respect to all or any portion of any Loans advanced under such Accordion Tranche so that, to the extent applicable, the Borrowers may have the same interest rate options with respect to all or any portion of the Loans advanced under such Accordion Tranche as they would be entitled to with respect to the Loans then outstanding, and (y) the provisions of Article III of this Agreement shall also apply to Loans advanced under such Accordion Tranche.

(iii)        Pari Passu Treatment of any Accordion Tranche. Any Loans advanced under any Accordion Tranche created hereunder (A) shall rank pari passu in right of payment and of security (if any) with all other Loans and (B) shall be governed by and subject to all of the provisions, terms and conditions set forth in this Agreement and the other Loan Documents in every respect as though such Loan was an original “Loan” (and in the case of a replacement of the Aggregate Commitments, an original “Committed Loan”) referred to herein and will constitute an Obligation of the Borrowers hereunder.

(c)          Acceding Lenders. Subject to the approval of the Administrative Agent (and the L/C Issuers and the Swing Line Lender only with respect to an increase in the Aggregate Commitments), which approvals shall not be unreasonably withheld, the Borrowers may invite any Lender and/or one or more other commercial banks, other financial institutions or other Persons (in each case, an “Acceding Lender”) to become party to this Agreement as a Lender. Such Acceding Lender shall become a Lender hereunder by entering into an instrument of accession in substantially the form of Exhibit E hereto (an “Instrument of Accession”) with the Borrowers and the Administrative Agent and assuming thereunder the rights and obligations (as the case may be) of a Revolving Lender hereunder, including, without limitation, commitments to make Committed Loans and participate in the risk relating to Letters of Credit and Swing Line Loans and/or the obligation to fund a portion of a new or increased term loan subject to the terms of this Section, and the Aggregate Commitments and/or the new or increased term loan (as the case may be) shall be funded by the amount of such Acceding Lender’s interest all in accordance with the provisions of this Section.

(d)          Reallocation. The Borrowers shall indemnify the Lenders and the Administrative Agent for any cost or expense incurred as a consequence of the reallocation of any LIBOR Rate Loans to an Acceding Lender pursuant to the provisions of Section 3.05 hereof.

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(e)          Effective Date and Allocations. Upon a request by the Borrowers for an Accordion Advance in accordance with this Section, the Administrative Agent and the Borrowers shall determine, as applicable, the effective date of any such Accordion Advance (any such date, the “Accordion Funding Date”) and the final allocation of any such Accordion Advance. The Administrative Agent shall promptly notify the Borrowers and the Lenders and Acceding Lenders, if any, of the final allocation of such Accordion Advance. On any Accordion Funding Date, Schedule 2.01 hereto shall be amended to reflect, as the case may be, (x) the name, address, and, as the case may be, the Revolving Commitment of the Lenders and/or the amount of the portion of the new or increased term loan advanced or to be advanced by each Term Loan Lender (and, if applicable, any Acceding Lender), (y) the amount of the Aggregate Commitments and/or any new or increased term loan (after giving effect to any Accordion Advance), and (z) the changes to the respective Applicable Percentages of the Lenders (after giving effect to any Accordion Advance).

(f)          Conforming Amendment. To the extent that conforming changes (including incorporating the Accordion Advances and payment and pricing provisions applicable thereto) to this Agreement must be made to effect an Accordion Advance in accordance with this Section, the Administrative Agent and the Borrowers may enter into an amendment (a “Conforming Amendment”) effecting such changes. Any such Conforming Amendment shall not require the consent of any Person other than the participating Lenders or Acceding Lenders, as applicable, the Borrowers and the Administrative Agent so long as such Conforming Amendment does not provide for new or amended covenants or events of default applicable to any Accordion Advance; provided, that upon the execution of any Conforming Amendment, the Administrative Agent shall distribute a copy thereof to all of the Lenders. If such Conforming Amendment provides for new or amended covenants or events of default applicable to any Accordion Advance, the provisions of such Conforming Amendment giving effect to such new or amended covenants or events of default shall be subject to the consent of the Required Lenders (in accordance with Section 10.01) calculated without giving effect to the applicable Accordion Advance.

(g)          Conditions to Effectiveness of any Accordion Advance. As a condition precedent to any such Accordion Advance under this Section 2.14, the Borrowers shall deliver to the Administrative Agent (i) upon the request of any Lender, a Note (or an allonge to such Lender’s existing Note) evidencing such Lender’s portion of any Accordion Advance, (ii) evidence of applicable corporate authorization and other corporate documentation from the Borrowers and the legal opinion of counsel to the Borrowers, each in form and substance reasonably satisfactory to the Administrative Agent and such Lenders as are participating in such Accordion Advance, (iii) a certificate, dated as of any Accordion Funding Date, signed by a Responsible Officer of the Parent certifying that, before and after giving effect to such Accordion Advance, the applicable conditions set forth in Section 4.02 will be satisfied, (iv) a pro forma Compliance Certificate reflecting compliance with Section 7.14 (using Consolidated EBITDA of the Consolidated Group as of the last day of the applicable Pro Forma Reference Period (but including any addbacks to Consolidated EBITDA previously approved in the period following the last day of the applicable Pro Forma Reference Period) and Consolidated Total Funded Debt as of the date of, and after giving effect to, such Accordion Advance (with such amounts adjusted as if such Accordion Advance occurred on the first day of the applicable Pro Forma Reference Period)), (v) to the extent applicable, executed counterparts to a Conforming Amendment, and (vi) payment of (A) all of the Administrative Agent’s reasonable legal fees and expenses incurred in connection with such Accordion Advance and (B) the fees set forth in any applicable fee letter. In addition, the Borrowers shall, after taking into account the application of any Accordion Advance, if applicable, prepay any Committed Loans or the Term Loan outstanding on any Accordion Funding Date (and pay any additional amounts required under Article III of this Agreement) to the extent necessary to keep the outstanding Committed Loans and Term Loan ratable with any revised Applicable Percentages in respect of Committed Loans or the Term Loan arising from any nonratable increase in the Aggregate Commitments or the Term Loan.

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(h)          Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 or 10.01 to the contrary.

2.15       Joint and Several Liability of the Borrowers.

(a)          Each of the Borrowers is accepting joint and several liability for the Obligations of all of the Borrowers hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Administrative Agent and the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each other Borrower to accept joint and several liability for the Obligations.

(b)          Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other the Borrowers with respect to the payment and performance of all of the Obligations of the Borrowers (including, without limitation, any Obligations arising under this Section 2.15), it being the intention of the parties hereto that all of the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them.

(c)          If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the Borrowers will make such payment with respect to, or perform, such Obligation.

(d)          The Obligations of each of the Borrowers under the provisions of this Section 2.15 constitute full recourse obligations of each of such the Borrowers enforceable against each such Borrower to the full extent of its properties and assets.

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(e)          Except as otherwise expressly provided in this Agreement, each of the Borrowers, to the fullest extent permitted by applicable law, hereby waives notice of acceptance of its joint and several liability, notice of any Loans or other extensions of credit made under this Agreement, notice of any action at any time taken or omitted by the Administrative Agent or the Lenders under or in respect of any of the Obligations, and, generally, to the extent permitted by applicable law, all demands, notices (other than those required pursuant to the terms of this Agreement or the Loan Documents) and other formalities of every kind in connection with this Agreement. Each Borrower, to the fullest extent permitted by applicable law, hereby waives all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of the Borrowers and any other entity or Person primarily or secondarily liable with respect to any of the Obligations and all suretyship defenses generally. Each of the Borrowers, to the fullest extent permitted by applicable law, hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Lenders at any time or times in respect of any default by any of the Borrowers in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any of the Borrowers. Without limiting the generality of the foregoing, each of the Borrowers assents to any other action or delay in acting or failure to act on the part of the Lenders with respect to the failure by any of the Borrowers to comply with any of its respective Obligations including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this Section 2.15, afford grounds for terminating, discharging or relieving any Borrower, in whole or in part, from any of its Obligations under this Section 2.15, it being the intention of each of the Borrowers that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of such the Borrowers under this Section 2.15 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each of the Borrowers under this Section 2.15 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, re-construction or similar proceeding with respect to any of the Borrowers, the Administrative Agent or the Lenders. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any of the Borrowers, the Administrative Agent or the Lenders.

(f)          To the extent any Borrower makes a payment hereunder in excess of the aggregate amount of the benefit received by such Borrower in respect of the extensions of credit under this Agreement (the “Benefit Amount”), then such Borrower, after the payment in full in cash, of all of the Obligations, shall be entitled to recover from each other Borrower such excess payment, pro rata, in accordance with the ratio of the Benefit Amount received by each such other Borrower to the total Benefit Amount received by all the Borrowers, and the right to such recovery shall be deemed to be an asset and property of such Borrower so funding; provided, that each of the Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other the Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to any of the Lenders or the Administrative Agent with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been irrevocably paid in full in cash, the Aggregate Commitments have been terminated and no Letters of Credit remain outstanding. Any claim which any Borrower may have against any other Borrower with respect to any payments to the Lenders or the Administrative Agent hereunder or under any other Loan Document are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefor.

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(g)          Each of the Borrowers hereby agrees that the payment of any amounts due with respect to the indebtedness owing by any Borrower to any other Borrower is hereby subordinated to the prior payment in full in cash of the Obligations. Each Borrower hereby agrees that after the occurrences and during the continuance of any Default or Event of Default, such Borrower will not demand, sue for or otherwise attempt to collect any indebtedness of any other Borrower owing to such Borrower until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Borrower shall collect, enforce or receive any amounts in respect of such indebtedness before payment in full in cash of the Obligations, such amounts shall be collected, enforced, received by such Borrower as trustee for the Administrative Agent and be paid over to the Administrative Agent for the pro rata accounts of the Lenders (in accordance with each such Lender’s Applicable Percentage) to be applied to repay (or be held as security for the repayment of) the Obligations.

(h)          The provisions of this Section 2.15 are made for the benefit of the Administrative Agent and the Lenders and their successors and assigns, and may be enforced in good faith by them from time to time against any or all of the Borrowers as often as the occasion therefor may arise and without requirement on the part of the Administrative Agent or the Lenders first to marshal any of their claims or to exercise any of their rights against any other Borrower or to exhaust any remedies available to them against any other Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 2.15 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Administrative Agent or the Lenders upon the insolvency, bankruptcy or reorganization of any of the Borrowers or is repaid in good faith settlement of a pending or threatened avoidance claim, or otherwise, the provisions of this Section 2.15 will forthwith be reinstated in effect, as though such payment had not been made.

(i)          It is the intention and agreement of the Borrowers and the Lenders that the obligations of the Borrowers under this Agreement shall be valid and enforceable against each Borrower to the maximum extent permitted by applicable law. Accordingly, if any provision of this Agreement creating any obligation of the Borrowers in favor of the Administrative Agent and the Lenders shall be declared to be invalid or unenforceable in any respect or to any extent, it is the stated intention and agreement of the Borrowers, the Administrative Agent and the Lenders that any balance of the obligation created by such provision and all other obligations of the Borrowers to the Administrative Agent and the Lenders created by other provisions of this Agreement shall remain valid and enforceable. Likewise, if by final order a court of competent jurisdiction shall declare any sums which the Administrative Agent and the Lenders may be otherwise entitled to collect from the Borrowers under this Agreement to be in excess of those permitted under any law (including any federal or state fraudulent conveyance or like statute or rule of law) applicable to the Borrowers’ obligations under this Agreement, it is the stated intention and agreement of the Borrowers and the Administrative Agent and the Lenders that all sums not in excess of those permitted under such applicable law shall remain fully collectible by the Administrative Agent and the Lenders from the Borrowers.

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(j)          Notwithstanding anything contained herein, the obligations of each Borrower under this Section 2.15 at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code or any other Debt Relief Laws.

2.16      Designation of Parent as the Agent for the Borrowers. For purposes of this Agreement, each of the Borrowers hereby designates the Parent as its agent and representative for all purposes hereunder (including with respect to any notices, demands, communications or requests under this Agreement or the other Loan Documents) and the Parent hereby accepts each such appointment. The Administrative Agent and each Lender may regard any notice or other communication pursuant to any Loan Document from the Parent as a notice or communication from all the Borrowers, and may give any notice or communication required or permitted to be given to any Borrower or the Borrowers hereunder to the Parent on behalf of such Borrower or the Borrowers. Each Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by the Parent shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower.

2.17      Cash Collateral.

(a)          Certain Credit Support Events. If (i) any L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (ii) as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, (iii) the Borrowers are be required to provide Cash Collateral pursuant to Section 2.05(c) or 8.02(c), or (iv) there exists a Defaulting Lender, then, in any such case, the Borrowers shall immediately (in the case of clause (iii) above) or within one (1) Business Day (in all other cases) following any request by the Administrative Agent or such L/C Issuer, provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined, in the case of Cash Collateral provided pursuant to clause (iv) above, after giving effect to Section 2.18(a)(iv) and any Cash Collateral provided by the Defaulting Lender).

(b)          Grant of Security Interest. The Borrowers, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuers and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.17(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the L/C Issuers as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrowers will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at the Administrative Agent. The Borrowers shall pay on demand therefor from time to time all reasonable and customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral.

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(c)          Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.17 or Sections 2.03, 2.05, 2.18 or 8.02 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations (as identified at the time of the provision thereof) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.

(d)          Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 10.06(b)(vi))) or (ii) the good faith determination by the Administrative Agent or the L/C Issuer that there exists excess Cash Collateral; provided, however, that the Person providing Cash Collateral and the applicable L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

2.18       Defaulting Lenders.

(a)          Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i)          Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 10.01.

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(ii)         Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent by such Defaulting Lender pursuant to Section 10.08, shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuers or the Swing Line Lender hereunder; third, to Cash Collateralize the L/C Issuers’ Fronting Exposure, on a pro rata basis, with respect to such Defaulting Lender in accordance with Section 2.17; fourth, as the Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrowers, to be held in a non-interest bearing deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the L/C Issuers’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.16; sixth, to the payment of any amounts owing to the Lenders, any L/C Issuer or the Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuers or the Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.18(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.18(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(iii)        Certain Fees.

(A)         No Defaulting Lender shall be entitled to receive any Commitment Fee pursuant to Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender).

(B)         Each Defaulting Lender shall be entitled to receive L/C Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.17.

(C)         With respect to any L/C Fee not required to be paid to any Defaulting Lender pursuant to clause (B) above, the Borrowers shall (x) pay to each Non-Defaulting Lender that portion of such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the applicable L/C Issuer and Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.

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(iv)        Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(v)         Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrowers shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Lender’s Fronting Exposure and (y) second, Cash Collateralize the applicable L/C Issuers’ Fronting Exposure in accordance with the procedures set forth in Section 2.17.

(b)          Defaulting Lender Cure. If the Borrowers, the Administrative Agent, the Swing Line Lender and the L/C Issuers agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.18(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided, that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

ARTICLE III.         TAXES, YIELD PROTECTION AND ILLEGALITY

3.01       Taxes.

(a)          Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

(i)          Any and all payments by or on account of any obligation of any Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of a Borrower or the Administrative Agent) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or such Borrower, then the Administrative Agent or such Borrower shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

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(ii)         If any Borrower or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) such Borrower or the Administrative Agent, as applicable, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Borrower or the Administrative Agent, as applicable, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(iii)        If any Borrower or the Administrative Agent shall be required by any applicable Laws other than the Code to withhold or deduct any Taxes from any payment, then (A) such Borrower or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Borrower or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b)          Payment of Other Taxes by the Borrowers. Without limiting the provisions of subsection (a) above, but subject to subsection (c) below, the Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c)          Tax Indemnifications.

(i)          Each of the Borrowers shall, and does hereby, jointly and severally indemnify each Recipient, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided, however, that the Borrowers shall not be obligated to make payment to such Recipient pursuant to this Section 3.01 in respect of penalties, interest and other similar liabilities attributable to any Indemnified Taxes or Other Taxes if (A) written demand therefor has not been made by such Recipient within one hundred eighty (180) days after the date on which such Recipient received written notice of the imposition of Indemnified Taxes or Other Taxes by the relevant Governmental Authority, but only to the extent such penalties, interest and other similar liabilities are attributable to such failure or delay by such Recipient in making such written demand, or (B) such penalties, interest and other similar liabilities are attributable to the gross negligence or willful misconduct of such Recipient or its Affiliates. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender or an L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or an L/C Issuer, shall be conclusive absent manifest error. Each of the Borrowers shall, and does hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender or an L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii).

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(ii)         Each Lender and each L/C Issuer shall, and does hereby, severally indemnify, and shall make payment in respect thereof within 10 days after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender or such L/C Issuer (but only to the extent that any Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (y) the Administrative Agent and the Borrowers, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Borrowers, as applicable, against any Excluded Taxes attributable to such Lender or such L/C Issuer, in each case, that are payable or paid by the Administrative Agent or a Borrower in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender and each L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or such L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii).

(d)          Evidence of Payments. As soon as practicable after any payment of Taxes by any Borrower or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Borrowers shall deliver to the Administrative Agent (but only to the extent available to the Borrowers with respect to any such payment made by the Administrative Agent) the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

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(e)          Status of Lenders; Tax Documentation.

(i)          Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and the Administrative Agent, at the time or times reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), (e)(ii)(B) and (e)(ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)         Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Person,

(A)         any Lender that is a U.S. Person shall deliver to the Borrowers and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)         any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), whichever of the following is applicable:

(I)         in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BENE (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BENE (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(II)        executed copies of IRS Form W-8ECI;

(III)       in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BENE (or W-8BEN, as applicable); or

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(IV)        to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BENE (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided, that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner;

(C)         any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)         if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrowers and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrowers or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. For purposes of determining withholding Taxes imposed under FATCA, from and after the Closing Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans and this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(iii)        Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrowers and the Administrative Agent in writing of its legal inability to do so.

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(f)          Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the L/C Issuer, or have any obligation to pay to any Lender or the L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the L/C Issuer, as the case may be. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Borrower or with respect to which any Borrower has paid additional amounts pursuant to this Section 3.01, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that such Borrower, upon the request of the Recipient, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to such Borrower pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Borrower or any other Person.

(g)          Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or any L/C Issuer, the termination of the Commitments and the repayment, satisfaction or discharge of all Loans and other Obligations.

3.02       Illegality. If any Lender reasonably determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to perform any of its obligations hereunder or make, maintain or fund or charge interest with respect to any Credit Extension or to determine or charge interest rates based upon the LIBOR Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrowers through the Administrative Agent, (i) any obligation of such Lender to issue, make, maintain, fund or charge interest with respect to any such Credit Extension or continue LIBOR Rate Loans or to convert Base Rate Loans to LIBOR Rate Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the LIBOR Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the LIBOR Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), at the Borrowers’ option, prepay or, if applicable, convert all LIBOR Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the LIBOR Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBOR Rate Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the LIBOR Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the LIBOR Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the LIBOR Rate. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted.

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3.03       Inability to Determine Rates. If in connection with any request for a LIBOR Rate Loan or a conversion to or continuation thereof (a) the Administrative Agent determines that (i) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such LIBOR Rate Loan or (ii) adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan or in connection with an existing or proposed Base Rate Loan (in each case with respect to clause (a)(i) above, “Impacted Loans”), or (b) the Administrative Agent or the Required Lenders determine that for any reason the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such LIBOR Rate Loan, the Administrative Agent will promptly so notify the Borrowers and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain LIBOR Rate Loans shall be suspended (to the extent of the affected LIBOR Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the LIBOR Rate component of the Base Rate, the utilization of the LIBOR Rate component in determining the Base Rate shall be suspended (to the extent of the affected LIBOR Rate Loans or Interest Periods), in each case until the Administrative Agent upon the instruction of the Required Lenders revokes such notice. Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of LIBOR Rate Loans (to the extent of the affected LIBOR Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (a)(i) of this section, the Administrative Agent, in consultation with the Borrowers and the affected Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (a) of the first sentence of this section, (2) the Administrative Agent or the Required Lenders notify the Administrative Agent and the Borrowers that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrowers written notice thereof.

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3.04       Increased Costs; Reserves on LIBOR Rate Loans.

(a)          Increased Costs Generally. If any Change in Law shall:

(i)          impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e)) or any L/C Issuer;

(ii)         subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of “Excluded Taxes” and (C) Connection Income Taxes) on its loans, loan principal, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii)        impose on any Lender or any L/C Issuer or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or LIBOR Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan the interest of which is determined by reference to the LIBOR Rate (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such L/C Issuer, the Borrowers will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

(b)          Capital Requirements. If any Lender or any L/C Issuer determines that any Change in Law affecting such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such L/C Issuer’s capital or on the capital of such Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or such L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction suffered.

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(c)          Certificates for Reimbursement. A certificate of a Lender or an L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section, together with a brief explanation for the increased costs and the basis for the calculation thereof, and delivered to the Borrowers shall be conclusive absent manifest error. The Borrowers shall pay such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d)          Delay in Requests. Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180 day period referred to above shall be extended to include the period of retroactive effect thereof).

(e)          Reserves on LIBOR Rate Loans. The Borrowers shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each LIBOR Rate Loan equal to the actual costs of such reserves allocated to such LIBOR Rate Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such LIBOR Rate Loan, provided the Borrowers shall have received at least ten (10) days’ prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice ten (10) days’ prior to the relevant Interest Payment Date, such additional interest shall be due and payable ten (10) days from receipt of such notice.

3.05       Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly compensate such Lender (except, in the case of Section 3.05(c), any Defaulting Lender) for and hold such Lender (except, in the case of Section 3.05(c), any Defaulting Lender) harmless from any loss, cost or expense incurred by it as a result of:

(a)          any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b)          any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrowers; or

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(c)          any assignment of a LIBOR Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrowers pursuant to Section 10.13;

including any cost or expense arising from the liquidation, or redeployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each LIBOR Rate Loan made by it at the LIBOR Rate used in determining the LIBOR Rate for such LIBOR Rate Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such LIBOR Rate Loan was in fact so funded.

3.06       Mitigation Obligations; Replacement of Lenders.

(a)          Designation of a Different Lending Office. Each Lender may make any Credit Extension to the Borrowers through any Lending Office, provided that the exercise of this option shall not affect the obligation of the Borrowers to repay the Credit Extension in accordance with the terms of this Agreement. If any Lender requests compensation under Section 3.04, or requires the Borrowers to pay any Indemnified Taxes or additional amounts to any Lender, the L/C Issuer or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrowers such Lender or the L/C Issuer, as applicable, shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the L/C Issuer, as the case may be. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment.

(b)          Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Borrowers may replace such Lender in accordance with Section 10.13.

3.07       Survival. All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Commitments and other Loans advanced hereunder from time to time and the repayment of all other Obligations hereunder, only if such Obligations accrue prior to the termination of this Agreement and the repayment in full in cash of all Obligations outstanding hereunder and the resignation of the Administrative Agent.

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ARTICLE IV.          CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

4.01       Conditions of Initial Credit Extension and Amendment and Restatement. The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder, and the effectiveness of this Agreement as a consolidation, amendment and restatement of the Existing Credit Agreements, are subject to satisfaction of the following conditions precedent:

(a)          the Administrative Agent’s receipt of the following, each of which shall be originals or electronic copies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Borrower, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date or such other date acceptable to the Administrative Agent) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders unless otherwise specified:

(i)          counterparts of this Agreement, sufficient in number for distribution to the Administrative Agent, each Lender and the Parent;

(ii)         a Note in favor of each Lender requesting a Note;

(iii)        a certificate of a Responsible Officer of each Borrower, attaching copies of the following for such Borrower and certifying that the same are true, correct and complete and in full force and effect, as applicable (or, with respect to its charter or similar formation documents and bylaws or similar governing document of Borrowers other than the Parent, certifying that the same have not been amended, restated, supplemented or otherwise modified since the prior copy of such documents previously certified and delivered to the Administrative Agent in connection with the Existing Revolver Agreement): (A) its charter (or similar formation document), certified by the appropriate Governmental Authority, (B) its bylaws (or similar governing document), (C) resolutions duly adopted by its board of directors (or similar governing body) approving such Borrower’s execution, delivery and performance of this Agreement and the other Loan Documents to which it is party, and (D) incumbency certificates evidencing the identity, authority and capacity of each Responsible Officer of such Borrower authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Borrower is a party;

(iv)        such documents and certifications as the Administrative Agent may reasonably require to evidence that each Borrower is duly organized or formed, and that each such Borrower is (A) validly existing and (B) in good standing in its jurisdiction of organization, and;

(v)         a favorable opinion of Latham & Watkins LLP, counsel to the Borrowers, addressed to the Administrative Agent and each Lender, covering such matters concerning the Borrowers and the Loan Documents as the Administrative Agent may reasonably request (limited to New York law, federal law and Delaware corporate and limited liability company matters) and otherwise in form and substance reasonably satisfactory to the Administrative Agent;

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(vi)        a certificate of a Responsible Officer of each Borrower (A) either (x) attaching copies of all material consents and approvals required in connection with the execution, delivery and performance by such Borrower and the validity against such Borrower of the Loan Documents to which it is a party, and certifying that such consents and approvals are in full force and effect, or (y) certifying that no such consents or approvals are so required, and (B) certifying that the conditions specified in Sections 4.01(b), (c) and (d) and Sections 4.02(a) and (b) have been satisfied;

(vii)       copies of (A) the Audited Financial Statements, (B) the unaudited consolidated balance sheet of the Consolidated Group as at the Interim Balance Sheet Date, and the related consolidated statements of income and cash flows of the Consolidated Group for the Reference Period ended on the Interim Balance Sheet Date, and (C) financial projections and business assumptions covering the period from the Closing Date through the fiscal year of the Consolidated Group ending December 31, 2018, all in form and substance reasonably satisfactory to the Administrative Agent;

(viii)      the results of bringdown UCC searches from those delivered to the Administrative Agent in connection with the Existing Revolver Agreement and bankruptcy, judgment and tax lien searches, in each case with respect to the Parent, indicating no Liens other than Permitted Liens and otherwise in form and substance satisfactory to the Administrative Agent;

(ix)         a duly completed Compliance Certificate in form and detail reasonably satisfactory to the Administrative Agent and the Lenders, evidencing pro forma compliance with each of the covenants set forth in Section 7.14 (using Consolidated EBITDA of the Consolidated Group for the Reference Period ended on the Interim Balance Sheet Date (but including any addbacks to Consolidated EBITDA approved under the Existing Credit Agreements in the period from the Interim Balance Sheet Date through the Closing Date) and Consolidated Total Funded Debt after giving effect to all Indebtedness of the Consolidated Group incurred or otherwise outstanding at close of business on the day prior to the Closing Date, but including the Indebtedness anticipated to be outstanding under this Agreement upon closing and funding on the Closing Date) and Section 7.15; and

(x)          such other assurances, reports, audits, certificates, documents, consents or opinions as the Administrative Agent or the Required Lenders reasonably may require.

(b)          The absence of any event or circumstance since the Balance Sheet Date that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.

(c)          The absence of any action, suit, investigation or proceeding pending or, to the knowledge of the Borrowers, threatened in any court or before any arbitrator or Governmental Authority that could reasonably be expected to impair or prevent the consummation of the transactions contemplated by this Agreement or have a Material Adverse Effect.

(d)          The absence of any default by the Parent or any of its Subsidiaries under any material contract or agreement to which the Parent or such Subsidiary is a party that could reasonably be expected to have a Material Adverse Effect.

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(e)          The Administrative Agent’s reasonable satisfaction that all financial statements delivered to it fairly present the business and financial condition of the Consolidated Group.

(f)          Arrangements completely satisfactory to the Administrative Agent for the payment at closing of all accrued fees and expenses of the Administrative Agent required to be paid on or prior to the Closing Date shall have been made (including the reasonable fees and expenses of counsel for the Administrative Agent to the extent invoiced prior to the Closing Date) and arrangements completely satisfactory to each Arranger for the payment of the fees to be paid on or prior to the Closing Date to such Arranger pursuant to its Fee Letter.

(g)          The Administrative Agent’s and the Lenders’ receipt of all documentation and other information reasonably required by them under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

(h)          To the extent such loans and obligations are not evidenced hereby, evidence that the loans and other obligations under the Existing Credit Agreements, concurrently with the Closing Date, are being repaid and all, if any, commitments thereunder are terminated.

Without limiting the generality of the provisions of Section 9.04, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

4.02       Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of LIBOR Rate Loans) is subject to the following conditions precedent:

(a)          The representations and warranties of the Borrowers contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith (other than, solely in connection with any Credit Extension that is to be used by the Borrowers to refinance any Indebtedness under the Master Note Purchase Agreement (as certified by the Borrowers in the applicable Notice of Borrowing), the representation and warranty contained in the first sentence of Section 5.05 hereof), shall be true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty shall be required to be true and correct in all respects) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in such respects as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in Section 5.04(a) shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), as applicable, of Section 6.04.

(b)          No Default or Event of Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.

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(c)          The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof and, if the Credit Extensions made on the Closing Date will include any LIBOR Rate Loans, a funding indemnity letter in form reasonably satisfactory to the Administrative Agent.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of LIBOR Rate Loans) submitted by the Borrowers shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE V. REPRESENTATIONS AND WARRANTIES

The Borrowers represent and warrant to the Administrative Agent and the Lenders that:

5.01       Corporate Authority.

(a)          Incorporation; Good Standing. Each Borrower (i) is a corporation, partnership, limited liability company or similar business entity duly organized, validly existing and in good standing or in current status under the laws of its respective state of organization, (ii) has all requisite corporate (or equivalent company or partnership) power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation, partnership, limited liability company or similar business entity and is duly authorized to do business in each jurisdiction in which its property or business as presently conducted or contemplated makes such qualification necessary, except where a failure to be in good standing or so qualified would not have a Material Adverse Effect.

(b)          Authorization. The execution, delivery and performance of the Loan Documents and the transactions contemplated hereby and thereby (i) are within the corporate (or equivalent company or partnership) authority of each Borrower, (ii) have been duly authorized by all necessary corporate (or equivalent company or partnership) proceedings, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which any Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to any Borrower so as to materially adversely affect the assets, business or any activity of the Borrowers, and (iv) do not conflict with any provision of the Organization Documents of any Borrower or any agreement or other instrument binding upon them including, without limitation, those documents executed and/or delivered in connection with any Covenanted Senior Debt.

(c)          Enforceability. The execution, delivery and performance of the Loan Documents will result in valid and legally binding obligations of the Borrowers enforceable against each in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

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5.02       Governmental Approvals. The execution, delivery and performance by the Borrowers of the Loan Documents and the transactions contemplated hereby and thereby do not require any approval or consent of, or filing with, any Governmental Authority or other Person, other than those approvals and consents already obtained and filings already made.

5.03       Title to Properties; Leases. The Borrowers own all of the assets reflected in the consolidated balance sheets as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no mortgages, capitalized leases, conditional sales agreements, title retention agreements or other Liens except Permitted Liens.

5.04       Financial Statements; Solvency.

(a)          There has been furnished to the Lenders (i) audited consolidated financial statements of the Consolidated Group dated the Balance Sheet Date and (ii) consolidated financial statements of the Consolidated Group dated the Interim Balance Sheet Date. Said financial statements have been prepared in accordance with GAAP and fairly present in all material respects the financial condition of the Consolidated Group on a consolidated basis, as at the close of business on the respective dates thereof and the results of operations for the respective periods then ended. There are no contingent liabilities of the Consolidated Group involving material amounts, known to the officers of the Borrowers, which have not been disclosed in said balance sheets and the related notes thereto or otherwise in writing to the Lenders.

(b)          The Borrowers on a consolidated basis (both before and after giving effect to the transactions contemplated by this Agreement) are and will be Solvent.

5.05       No Material Changes, Etc. Since the Balance Sheet Date, no Material Adverse Effect has occurred with respect to the financial condition or businesses of the Borrowers, taken as a whole, as shown on or reflected in the consolidated balance sheet of the Borrowers as of the Balance Sheet Date, or the consolidated statement of income for the four (4) fiscal quarters then ended. Since the Balance Sheet Date, there have not been any Restricted Payments other than as permitted by Section 7.06.

5.06       Permits, Franchises, Patents, Copyrights, Etc. Each Borrower owns or has been granted the right to use from another Borrower, all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

5.07       Litigation. Except as shown on Schedules 5.07 and 5.16 hereto, there are no actions, suits, proceedings or investigations of any kind pending or, to the knowledge of any Borrower, threatened against any Borrower before any court, tribunal or administrative agency or board which either in any individual case or in the aggregate, has or could reasonably be expected to have a Material Adverse Effect.

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5.08       No Materially Adverse Contracts, Etc. No Borrower is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Borrowers’ officers has or is expected in the future to have a Material Adverse Effect. No Borrower is a party to any contract or agreement which in the judgment of the Borrowers’ officers has or is expected to have a Material Adverse Effect, except as otherwise reflected in adequate reserves.

5.09       Compliance with Other Instruments, Laws, Etc. No Borrower is violating any provision of its Organization Documents, any agreement or instrument by which any of them may be subject or by which any of them or any of their properties may be bound, or any Law, in a manner which could reasonably be expected to result in the imposition of substantial penalties or have a Material Adverse Effect.

5.10       Tax Status. Each of the Borrowers has (a) made or filed (x) all federal income tax returns, reports and declarations, (y) all material state income tax returns, reports and declarations, and (z) all other material tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that such Borrower has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes), (b) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and (c) has set aside on its books provisions adequate for the payment of all material Taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction.

5.11       No Event of Default. No Default or Event of Default has occurred and is continuing.

5.12       Holding Company and Investment Company Acts. Neither the Parent nor any of its Subsidiaries is a “public utility”, as that term is defined under the Federal Power Act, as amended, and the regulations of the Federal Energy Regulatory Commission (“FERC”) promulgated thereunder. Neither the Parent nor any of its Subsidiaries (i) is subject to any of the accounting or cost-allocation requirements of the Public Utility Holding Company Act of 2005, or the regulations or orders of the FERC promulgated thereunder or (ii) is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

5.13       Absence of Financing Statements, Etc. Other than Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, which purports to cover, affect or give notice of any present or possible future Lien on, or security interest in, any assets or property of any Borrower, or any rights relating thereto.

5.14       ERISA Compliance.

(a)          Each Plan (other than a Multiemployer Plan) and, to the Borrowers’ knowledge, each Multiemployer Plan, is in compliance with the applicable provisions of ERISA, the Code and other Federal or state laws except as could not reasonably be expected to result in a Material Adverse Effect. Each Pension Plan (other than a Multiemployer Plan) that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination or opinion letter from the Internal Revenue Service to the effect that the form of such Pension Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service. To the best knowledge of the Borrowers, nothing has occurred that would prevent or cause the loss of such tax-qualified status.

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(b)          There are no pending or, to the best knowledge of the Borrowers, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c)          (i) No ERISA Event has occurred, and neither any Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) each Borrower and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan (other than a Multiemployer Plan), and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan (other than a Multiemployer Plan), the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is sixty percent (60%) or higher and neither any Borrower nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below sixty percent (60%) as of the most recent valuation date; (iv) neither any Borrower nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither any Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan (other than a Multiemployer Plan) has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan (other than a Multiemployer Plan) and, to the knowledge of the Borrowers, there has been no notification to the Borrowers that a Multiemployer Plan has been terminated by the plan administrator thereof or by the PBGC, and, to the knowledge of the Borrowers, no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Multiemployer Plan.

5.15       Use of Proceeds.

(a)          General. The proceeds of the Loans shall be used solely as follows: (a) to the extent applicable, to refinance Indebtedness of the Borrowers under the Existing Credit Agreements on the Closing Date; (b) to finance acquisitions permitted pursuant to Section 7.04; and (c) for capital expenditures, working capital, Letters of Credit, and general corporate purposes.

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(b)          No Credit Extension, use of proceeds or other transaction contemplated by this Agreement will violate any applicable Sanctions.

(c)          Regulations U and X. The Borrowers are not engaged and will not engage, principally or as one of their important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the applicable Borrower only or of the Consolidated Group) subject to any restriction on sale, pledge, or disposal under this Agreement or subject to any restriction contained in any agreement or instrument between the Borrowers and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(f) will be margin stock.

5.16       Environmental Compliance. The Borrowers have taken all necessary steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, have determined that, except as set forth on Schedule 5.16:

(a)          none of the Borrowers or Excluded Subsidiaries, nor any operator of any Real Estate, nor any operations thereon, is in violation, or alleged violation, of any judgment, decree, order, law, permit, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act of 1976, CERCLA, the Superfund Amendments and Reauthorization Act of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any Federal, state, local or foreign law, statute, regulation, ordinance, rule, order, decree, permit, concession, grant, franchise, license, agreement or governmental restriction relating to health, safety, waste transportation or disposal, pollution or the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions or discharges to public or private wastewater systems (the “Environmental Laws”), which violation would have a Material Adverse Effect;

(b)          none of the Borrowers has received written notice from any third party, including any Governmental Authority, (i) that any one of them has been identified by the United States Environmental Protection Agency (“EPA”) as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. §6903(5), any hazardous substances as defined by 42 U.S.C. §9601(14), any pollutant or contaminant as defined by 42 U.S.C. §9601(33), or any other Hazardous Materials which any one of them has generated, transported or disposed of has been found at any site at which a Governmental Authority has conducted or has ordered that the Borrowers conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that any one of them is or will be named party to any claim, action, cause of action, complaint or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party’s incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Materials, which notice (or any related proceeding or other action) would have a Material Adverse Effect;

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(c)          except where it would not have a Material Adverse Effect, (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Materials and no underground tank or other underground storage receptacle for Hazardous Materials is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrowers, or, to the Borrowers’ knowledge by any other operators of the Real Estate, no Hazardous Materials have been generated or are being used on the Real Estate; (iii) there have been no unpermitted Releases or threatened Releases of Hazardous Materials on, upon, into or from the Real Estate; (iv) to the Borrowers’ knowledge, there have been no Releases of Hazardous Materials on, upon, into or from any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on the Real Estate; and (v) any Hazardous Materials that have been generated on any of the Real Estate that are regulated as hazardous have been transported offsite only by carriers having an identification number issued by the EPA (or the equivalent thereof in any foreign jurisdiction), and treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the Borrowers’ knowledge, operating in compliance with such permits and applicable Environmental Laws; and

(d)          except where it would not have a Material Adverse Effect, none of the Borrowers is required under any applicable Environmental Law to perform Hazardous Materials site assessments, or remove or remediate Hazardous Materials, or provide notice to any Governmental Authority or record or deliver to other Persons an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the effectiveness of any other transactions contemplated hereby.

5.17       Transactions with Affiliates. Except as disclosed in Schedule 5.17 or filings made by the Borrowers under the Exchange Act prior to the Closing Date, and except for arm’s length transactions pursuant to which a Borrower makes payments in the ordinary course of business upon terms no less favorable than such Borrower could obtain from third parties, none of the officers, directors, or employees of any Borrower is presently a party to any transaction with another Borrower (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of any Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

5.18       Subsidiaries. Schedule 1 (as updated from time to time pursuant to Section 6.16) sets forth a complete and accurate list of the Subsidiaries of the Parent, including the name of each Subsidiary and its jurisdiction of incorporation. Each Subsidiary listed on Schedule 1 is (a) wholly owned by the Parent (except as noted in such Schedule) and (b) is a Borrower hereunder (except the Excluded Subsidiaries and any Receivables SPVs). The Parent has good and marketable title to all of the Equity Interests it purports to own of each such Subsidiary, and each other Borrower has good and marketable title to all of the Equity Interests it purports to own of such Subsidiary, free and clear in each case of any Lien. All such Equity Interests have been duly issued and are fully paid and non-assessable.

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5.19         True Copies of Charter and Other Documents. Each Borrower has furnished the Administrative Agent copies, in each case true and complete as of the Closing Date, of its Organization Documents, including any amendments thereto.

5.20         Disclosure. Neither this Agreement, nor any of the other Loan Documents, nor any document or information furnished by the Borrowers in connection therewith contains any untrue statement of a material fact or omits to state a material fact (known to any Borrower in the case of any document or information not furnished by the Borrowers) necessary in order to make the statements herein or therein not misleading. There is no fact known to any Borrower which materially adversely affects, or which is reasonably likely in the future to materially adversely affect, the business, assets, or financial condition of any Borrower, exclusive of effects resulting from changes in general economic conditions, legal standards or regulatory conditions.

5.21         Capitalization. As of the Interim Balance Sheet Date, the authorized Equity Interests of the Parent consist of (i) 250,000,000 shares of common stock (par value $0.01 per share) of which 124,119,712 shares were outstanding as of such date, and (ii) 7,500,000 shares of preferred stock of which none were outstanding as of such date.  All of such outstanding shares are fully paid and non-assessable.  In addition, as of the Closing Date, the board of directors of the Parent has duly reserved (A) 1,255,607 shares of the Parent’s common stock for issuance upon vesting of outstanding restricted stock units, (B) 37,000 shares of the Parent’s common stock for issuance upon exercise of outstanding options, (C) 133,591 shares of the Parent’s common stock for issuance upon exercise of outstanding warrants, (D) zero shares of the Parent’s common stock for issuance upon the vesting of outstanding restricted stock, and (E) 3,133,024 shares of the Parent’s common stock for issuance upon the exercise of stock options or warrants or on satisfaction of conditions in restricted stock or restricted stock unit awards, all of which are available to be granted pursuant to the Parent’s equity incentive plans.

5.22         Permits and Licenses. All permits and licenses (other than those the absence of which would not have a Material Adverse Effect) required for the construction, ownership and operation of the landfills, solid waste facilities, and solid waste collection, transfer, hauling, recycling and disposal operations owned or operated by the Parent and the Subsidiaries have been obtained and remain in full force and effect and are not subject to any appeals or further proceedings or to any unsatisfied conditions that may allow material modification or revocation. Neither any Parent nor any Subsidiary nor, to the knowledge of a Responsible Officer of the Borrowers, the holder of such licenses or permits is in violation of any such licenses or permits, except for any violation which would not have a Material Adverse Effect.

5.23         Excluded Subsidiaries. Except as permitted under Section 7.01 or Section 7.03, no Borrower has or has committed to (a) Guarantee Indebtedness or other financial obligations of any Excluded Subsidiary or (b) make any advance, loan, assumption of debt, extension of credit or capital contribution to or any other Investment in any Excluded Subsidiary.

5.24         OFAC. Neither any Borrower, nor any Subsidiary, nor, to the knowledge of any Borrower or any Subsidiary, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned 50% or more by, or controlled by, any individual or entity that is (i) currently the subject or target of any Sanctions , (ii) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction.

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5.25       Anti-Corruption Laws.

The Borrowers and their respective Subsidiaries have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions.

ARTICLE VI.          AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder and this Agreement has not been terminated, any Loan or other Obligation hereunder (other than contingent indemnity obligations with respect to then unasserted claims) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding:

6.01       Punctual Payment. The Borrowers will duly and punctually pay or cause to be paid the principal and interest on the Loans, all L/C Obligations, fees and other amounts provided for in this Agreement and the other Loan Documents, all in accordance with the terms of this Agreement and such other Loan Documents.

6.02       Maintenance of Offices. The Parent will maintain its chief executive offices at 3 Waterway Square Place, Suite 110, The Woodlands, Texas 77380 or such other place in the United States as the Parent shall designate upon thirty (30) days prior written notice to the Administrative Agent. Upon request of the Administrative Agent from time to time after the Closing Date, the Borrowers shall promptly provide the Administrative Agent with the principal place of business of each Borrower.

6.03       Records and Accounts. Each Borrower will (i) keep true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles, (ii) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties, contingencies, and other reserves, and (iii) at all times engage the Accountants as the independent certified public accountants of the Borrowers.

6.04       Financial Statements, Certificates and Information. The Borrowers will deliver to the Administrative Agent and any Lender upon request of such Lender (made through the Administrative Agent):

(a)          within five (5) days after the filing with the Securities and Exchange Commission of the Parent’s Annual Report on Form 10-K with respect to each fiscal year (and in any event within one hundred (100) days after the end of such fiscal year), the consolidated balance sheets of the Consolidated Group as at the end of such year, and the related consolidated statements of income and cash flows of the Consolidated Group, each setting forth in comparative form the figures for the previous fiscal year, all such financial statements to be in reasonable detail, prepared in accordance with GAAP and audited and accompanied by a report and opinion of the Accountants, which report and opinion shall state that such financial statements present fairly the financial position of the Consolidated Group and shall not be subject to any qualification as to going concern or the scope of the audit;

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(b)          within five (5) days after the filing with the Securities and Exchange Commission of the Parent’s Quarterly Report on Form 10-Q with respect to each of the first three (3) fiscal quarters of each fiscal year (and in any event within 55 days after the end of each such fiscal quarter), copies of the consolidated balance sheets of the Consolidated Group as at the end of such fiscal quarter, and the related consolidated statements of income and cash flows of the Consolidated Group as at the end of such quarter, subject to normal year-end adjustments and the absence of footnotes, all in reasonable detail and prepared in accordance with GAAP subject to normal year-end adjustments and the absence of footnotes, with a certification by the CFO that the consolidated financial statements are prepared in accordance with GAAP and fairly present the consolidated financial condition of the Consolidated Group as at the close of business on the date thereof and the results of operations for the period then ended;

(c)          simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a Compliance Certificate certified by the CFO that the Consolidated Group is in compliance with the covenants contained in Sections 7.14 and 7.15 as of the end of the applicable period setting forth in reasonable detail computations evidencing such compliance; provided, that if the Borrowers shall at the time of issuance of such certificate or at any other time obtain knowledge of any Default or Event of Default, the Borrowers shall include in such certificate or otherwise deliver forthwith to the Lenders a certificate specifying the nature and period of existence thereof and what action the Borrowers propose to take with respect thereto;

(d)          contemporaneously with, or promptly following, the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of the Borrowers; and

(e)          from time to time, such other financial data and other information (including accountants’ management letters and a copy of the Borrowers’ annual budget and projections for any fiscal year) as the Lenders may reasonably request.

Borrowers shall be deemed to have delivered reports and other information referred to in clauses (a), (b), and (d) of this Section 6.04 when (A) such reports or other information have been posted on the Internet website of the Securities and Exchange Commission (http://www.sec.gov) or on Parent’s Internet website as previously identified to the Administrative Agent and Lenders and (B) Parent or Borrowers have notified the Administrative Agent by electronic mail of such posting.

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The Borrowers hereby acknowledge that (a) the Administrative Agent and/or the Arrangers may, but shall not be obligated to, make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on, IntraLinks, Syndtrak, ClearPar, or a substantially similar electronic transmission system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Parent or its Subsidiaries, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrowers hereby agree that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrowers or their securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, the Borrowers shall be under no obligation to mark any Borrower Materials “PUBLIC.”

6.05         Legal Existence and Conduct of Business. Except as otherwise permitted by Section 7.04, each Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, legal rights and franchises; effect and maintain its foreign qualifications, licensing, domestication or authorization except as terminated by such Borrower’s board of directors (or similar governing body) in the exercise of its reasonable judgment and except where the failure of a Borrower to remain so qualified would not have a Material Adverse Effect; and shall not become obligated under any contract or binding arrangement which, at the time it was entered into would have a Material Adverse Effect. Each Borrower will continue to engage primarily in the businesses conducted by it on the Closing Date and in related businesses, except to the extent otherwise permitted under Sections 7.03 and 7.04.

6.06         Maintenance of Properties. The Borrowers will cause all material properties used or useful in the conduct of their businesses to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrowers may be necessary so that the businesses carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this section shall prevent the Borrowers from discontinuing the operation and maintenance of any of their properties if such discontinuance is, in the judgment of the Borrowers, desirable in the conduct of their business and which does not in the aggregate have a Material Adverse Effect.

6.07         Insurance. The Borrowers will maintain with financially sound and reputable insurance companies, funds or underwriters insurance of the kinds, covering the risks (other than risks arising out of or in any way connected with personal liability of any officers and directors thereof) and in the relative proportionate amounts typically carried by reasonable and prudent companies conducting businesses similar to that of the Borrowers. In addition, the Borrowers will furnish from time to time, upon the Administrative Agent’s request, a summary of the insurance coverage, which summary shall be in form and substance reasonably satisfactory to the Administrative Agent and, if requested by the Administrative Agent, will furnish to the Administrative Agent certificates evidencing such insurance and, with respect to the certificate evidencing liability insurance, naming the Administrative Agent as the certificate holder thereunder. Notwithstanding the foregoing, the Borrowers shall be permitted to maintain self insurance programs of the kinds, covering the risks and in the relative amounts as more particularly described on Schedule 6.07.

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6.08         Taxes. The Borrowers will duly pay and discharge, or cause to be paid and discharged, before any material penalty accrues thereon, all taxes, assessments and other governmental charges (other than taxes, assessments and other governmental charges imposed by foreign jurisdictions which in the aggregate are not material to the business or assets of any Borrower on an individual basis or of the Borrowers on a consolidated basis) imposed upon it and its real properties, sales and activities, or any material part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies, which if unpaid might by law become a Lien or charge upon any material portion of its property, unless such Lien is a Permitted Lien; provided, however, that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such Borrower shall have set aside on its books adequate reserves with respect thereto; and provided further, that the Borrowers will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor.

6.09         Inspection of Properties, Books, and Contracts. The Borrowers will permit the Administrative Agent or any other designated representative of the Lenders (including any Lender), upon reasonable notice and during normal business hours, to visit and inspect any of their properties, to examine their books of account (including the making of periodic accounts receivable reviews), or contracts (and to make copies thereof and extracts therefrom), and to discuss their affairs, finances and accounts with, and to be advised as to the same by, their officers, all at such times and intervals as the Lenders or the Administrative Agent may reasonably request.

6.10         Compliance with Laws, Contracts, Licenses and Permits; Maintenance of Material Licenses and Permits. The Borrowers will and will cause the Excluded Subsidiaries to (i) comply with the provisions of their Organization Documents, (ii) comply with the provisions of all agreements and instruments by which they or any of their properties may be bound; and (iii) comply with all applicable Laws (including Environmental Laws and Environmental Permits) except, in the cause of subsections (ii) and (iii), where noncompliance with such applicable Laws would not have a Material Adverse Effect. If at any time while any Loan or Letter of Credit is outstanding or any Lender or the Administrative Agent has any obligation to make Loans or issue Letters of Credit hereunder, any authorization, consent, approval, permit or license from any Governmental Authority shall become necessary or required in order that the Borrowers may fulfill any of their obligations hereunder, the Borrowers will immediately take or cause to be taken all reasonable steps within the power of the Borrowers to obtain such authorization, consent, approval, permit or license and furnish the Lenders with evidence thereof.

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6.11       Environmental Indemnification. Each Borrower covenants and agrees that it will indemnify and hold the Administrative Agent and the Lenders harmless from and against any and all claims, expense, damage, loss or liability incurred by the Administrative Agent or the Lenders (including all costs of legal representation) relating to (a) any Release or threatened Release of Hazardous Materials on the Real Estate; (b) any violation of any Environmental Laws with respect to conditions at the Real Estate or the operations conducted thereon; (c) the investigation or remediation of offsite locations at which any Borrower or its predecessors are alleged to have directly or indirectly disposed of Hazardous Materials; or (d) any Environmental Liability related in any way to any Borrower or any Excluded Subsidiary. It is expressly acknowledged by each Borrower that this covenant of indemnification shall include claims, expense, damage, loss or liability incurred by the Administrative Agent or the Lenders based upon the Administrative Agent’s or the Lenders’ negligence (but not gross negligence or willful misconduct, in each case as determined by a court of competent jurisdiction by a final and nonappealable judgment), and this covenant shall survive any foreclosure or any modification, release or discharge of the Loan Documents or the payment of the Loans and shall inure to the benefit of the Administrative Agent, the Lenders and their successors and assigns.

6.12       Further Assurances. The Borrowers will cooperate with the Administrative Agent and the Lenders and execute such further instruments and documents as the Lenders or the Administrative Agent shall reasonably request to carry out to the Lenders’ satisfaction the transactions contemplated by this Agreement and the Loan Documents.

6.13       Notice of Potential Claims or Litigation. The Borrowers will deliver to the Lenders, within thirty (30) days of receipt thereof, written notice of the initiation of any action, claim, complaint, or any other notice of dispute or potential litigation (including without limitation any alleged violation of any Environmental Law or any dispute, litigation, investigation or proceeding between any Borrower and any Governmental Authority), wherein the potential liability could reasonably be expected to be in excess of $15,000,000, together with a copy of each such notice received by any Borrower or any Excluded Subsidiary.

6.14       Notice of Certain Events Concerning Insurance and Environmental Claims.

(a)          The Borrowers will provide the Lenders with written notice as to any material cancellation or material change in any insurance of the Borrowers within ten (10) Business Days after the Borrowers’ receipt of any written notice of such cancellation or change by any of their insurers.

(b)          The Borrowers will promptly notify the Lenders in writing of any of the following events:

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(i)          upon obtaining knowledge of any violation of any Environmental Law regarding the Real Estate or any Borrower’s operations which could reasonably be expected to result in liability in excess of $15,000,000; (ii) upon obtaining knowledge of any potential or known Release or threat of Release of any Hazardous Materials at, from, or into the Real Estate which it reports or is reportable in writing to any Governmental Authority which could reasonably be expected to result in liability in excess of $15,000,000; (iii) upon receipt of any notice of violation of any Environmental Laws or of any Release or threatened Release of Hazardous Materials, including a notice or claim of liability or potential responsibility from any third party (including without limitation any Governmental Authority) and including notice of any formal inquiry, proceeding, demand, investigation or other action with regard to (A) operation of the Real Estate, (B) contamination on, from or into the Real Estate, or (C) investigation or remediation of offsite locations at which any Borrower or any of its predecessors is alleged to have directly or indirectly disposed of Hazardous Materials, which violation or Release in any such case could reasonably be expected to have a Material Adverse Effect; or (iv) upon obtaining knowledge that any material expense or loss has been incurred by such Governmental Authority in connection with the assessment, containment, removal or remediation of any Hazardous Materials with respect to which any Borrower could reasonably be expected to have liability in excess of $15,000,000 or for which a Lien for a like amount could reasonably be expected to be imposed on the Real Estate.

6.15       Notice of Default. The Borrowers will promptly notify the Lenders in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or any other note, evidence of Indebtedness, indenture or other obligation evidencing Indebtedness in excess of $15,000,000 as to which any Borrower is a party or obligor, whether as principal or surety, the Borrowers shall forthwith give written notice thereof to the Lenders, describing the notice or action and the nature of the claimed default.

6.16       New Subsidiaries.

(a)          Any new Subsidiary (other than permitted Excluded Subsidiaries and Receivables SPVs) created or acquired by a Borrower as permitted under Section 7.04 shall become a Borrower hereunder. Such Subsidiary shall become a Borrower hereunder on or before the fifteenth (15th) Business Day after the end of the fiscal quarter in which such Subsidiary was created or acquired. A Subsidiary shall become a Borrower by (x) signing a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent providing that such Subsidiary shall become a Borrower hereunder, and (y) providing such other documentation as the Administrative Agent may reasonably request, including, without limitation, (i) KYC Requirement Information with respect to such new Subsidiary, (ii) applicable documentation with respect to the conditions specified in Section 4.01(a), clauses (i) through (iv), (iii) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect with respect to such new Subsidiary, together with insurance binders or other satisfactory certificates of insurance, (iv) the results of UCC searches with respect to such new Subsidiary indicating no Liens other than Permitted Liens and otherwise in form and substance satisfactory to the Administrative Agent, and (v) an opinion of in-house counsel to the Parent, in form and substance reasonably satisfactory to the Administrative Agent, with respect to (x) each such new Subsidiary that is organized under California, Delaware and/or New York law, and (y) such joinder agreement and related documentation. In such event, the Administrative Agent is hereby authorized by the parties to amend Schedule 1 to include such new Subsidiary and the KYC Requirement Information in respect thereof.

(b)          The Parent shall at all times directly or indirectly through a Subsidiary own all of the Equity Interests of each of the Subsidiaries (other than the Excluded Subsidiaries).

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6.17       [Reserved].

6.18       Additional Notices. The Borrowers will promptly notify the Administrative Agent in writing of (a) any material change by any Borrower in accounting policies, financial reporting practices (subject to Section 7.12) or attestation reports concerning internal controls pursuant to Section 404 of Sarbanes-Oxley, and (b) the occurrence of any ERISA Event.

6.19       Designation of Excluded Subsidiaries. The Parent may from time to time designate any Subsidiary as an Excluded Subsidiary, provided that the following conditions precedent to the effectiveness of such designation are satisfied:

(a)          at the time of such designation, no Default or Event of Default has occurred and is continuing, and such designation will not otherwise create a Default or an Event of Default;

(b)          the Borrowers will be in pro forma compliance with the restrictions on Excluded Subsidiaries set forth in Section 7.15, measured as of the end of the most recent fiscal quarter of the Consolidated Group for which a Compliance Certificate has been or is required to have been delivered pursuant to Section 6.04(c) (with assets values and revenues of the Excluded Subsidiaries adjusted as if such designation occurred on the first day of the applicable Reference Period); and

(c)          the Parent has delivered to the Administrative Agent (i) written notice of such designation and (ii) a Compliance Certificate certifying compliance with the conditions set forth in the foregoing clause (b) and setting forth reasonably detailed calculations in support thereof.

For the avoidance of doubt, in the event that any Borrower is designated as an Excluded Subsidiary in accordance with this Section 6.19, such Subsidiary shall be released from its obligations under the Loan Documents.

6.20       Anti-Corruption Laws.

Conduct its businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions.

ARTICLE VII.         NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than contingent indemnity obligations with respect to then unasserted claims) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding:

7.01       Restrictions on Indebtedness. No Borrower shall create, incur, assume or suffer to exist any Indebtedness other than:

(a)          Indebtedness existing on the Closing Date and set forth on Schedule 7.01, including any renewals, extensions, refinancings and replacements thereof so long as the principal amount thereof (plus all accrued interest on such Indebtedness and the amount of all fees and expenses, including premiums, incurred in connection therewith, the amount of which may be included in the principal amount of any refinancing) is not increased;

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(b)          incurrence of guaranty, suretyship or indemnification obligations in connection with the Borrowers’ performance of services for their respective customers in the ordinary course of their businesses;

(c)          Indebtedness of one Borrower to another Borrower;

(d)          Indebtedness of the Borrowers incurred in connection with the acquisition or lease of any equipment or other property by the Borrowers under any Synthetic Lease, Capital Lease or other lease arrangement or purchase money financing;

(e)          Indebtedness of the Borrowers with respect to bonds for closure and post-closure obligations relating to any landfill owned or operated by the Borrowers;

(f)          Indebtedness of the Borrowers in respect of Swap Contracts (including Fuel Derivatives Obligations) entered into in the ordinary course of business and not for speculative purposes;

(g)          Indebtedness of the Borrowers with respect to letters of credit of Persons acquired by the Borrowers; provided, that such letters of credit shall be retired immediately or replaced by Letters of Credit under this Agreement as soon as possible but in any event not later than one hundred twenty (120) days after the closing of any such acquisition;

(h)          Indebtedness of the Borrowers in respect of IRBs; provided, that (i) such Indebtedness may be secured only to the extent such IRBs are L/C Supported IRBs and (ii) after taking into account all Indebtedness incurred pursuant to this clause (h), the Borrowers on a consolidated basis shall be in pro forma compliance with each of the financial covenants set forth in Section 7.14 (using Consolidated EBITDA of the Consolidated Group as of the last day of the applicable Pro Forma Reference Period (but including any addbacks to Consolidated EBITDA previously approved in the period following the last day of the applicable Pro Forma Reference Period) and Consolidated Total Funded Debt as of the date of, and after giving effect to, such Indebtedness (with such amounts adjusted as if such Indebtedness was incurred on the first day of the applicable Pro Forma Reference Period));

(i)          other secured Indebtedness (other than as permitted under other subsections hereof), not in excess of $20,000,000 in the aggregate at any time outstanding;

(j)          other unsecured Indebtedness; provided, that, at the time of incurrence thereof, the Borrowers shall be in pro forma compliance with each of the financial covenants set forth in Section 7.14 (using Consolidated EBITDA of the Consolidated Group as of the last day of the applicable Pro Forma Reference Period (but including any addbacks to Consolidated EBITDA previously approved in the period following the last day of the applicable Pro Forma Reference Period) and Consolidated Total Funded Debt as of the date of, and after giving effect to, such Indebtedness (with such amounts adjusted as if such Indebtedness was incurred on the first day of the applicable Pro Forma Reference Period)); and

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(k)          the Obligations.

7.02       Restrictions on Liens. No Borrower shall create or incur or suffer to be created or incurred or to exist any Lien of any kind upon any property or assets of any character, whether now owned or hereafter acquired, or upon the income or profits therefrom; or transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; or acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; or suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it which if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles or chattel paper, with or without recourse, except as follows (the “Permitted Liens”):

(a)          Liens to secure taxes, assessments and other government charges in respect of obligations not overdue or Liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue or that are being contested in good faith by appropriate proceedings (provided that, if the obligation with respect to which any such Lien arises is being contested in good faith by appropriate proceedings, such obligation may remain unpaid during the pendency of such proceedings as long as the Borrowers shall have set aside on their books adequate reserves with respect thereto);

(b)          Deposits or pledges made in connection with, or to secure payment of, workmen’s compensation, unemployment insurance, old age pensions or other social security obligations other than any Lien imposed by ERISA and not permitted pursuant to Section 7.07;

(c)          Liens in respect of judgments or awards which have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the applicable Borrower shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review and in respect of which such Borrower maintains adequate reserves;

(d)          Liens of carriers, warehousemen, mechanics and materialmen, and other like Liens, in existence less than one hundred twenty (120) days from the date of creation thereof in respect of obligations not overdue; provided, that such Liens may continue to exist for a period of more than one hundred twenty (120) days if the validity or amount thereof shall currently be contested by the applicable Borrower in good faith by appropriate proceedings and if such Borrower shall have set aside on its books adequate reserves with respect thereto as required by GAAP; and provided further, that such Borrower will pay any such claim forthwith upon commencement of proceedings to foreclose any such Lien;

(e)          Encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord’s or lessor’s Liens under leases to which any Borrower is a party, and other minor Liens none of which in the opinion of such Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of such Borrower, which defects do not individually or in the aggregate have a Material Adverse Effect;

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(f)          Liens securing Indebtedness permitted under Section 7.01(d) incurred in connection with the lease or acquisition of property or fixed assets or industrial bond financings; provided, that such Liens shall encumber only the property or assets so acquired or financed and shall not exceed the purchase price thereof;

(g)          Liens, whether created by contract, law, regulation or ordinance, securing Indebtedness permitted by Sections 7.01(b), (e) and (g); provided, that any security granted therefor is limited to (i) rights to payment under, and use of equipment or related assets to perform, the contracts to which such guaranty, suretyship or bond obligations relate, (ii) Liens arising under the laws of suretyship and (iii) similar Liens granted in favor of municipalities or other governmental entities pursuant to any Municipal Contract; provided, that such Liens (A) encumber only the containers, bins, carts and vehicles used in connection with such Municipal Contract and (B) are promptly released as soon as such release is not prohibited under the terms of such Municipal Contract;

(h)          Liens listed on Schedule 7.02 hereto;

(i)           Liens securing Indebtedness permitted under Section 7.01(h) in the form of L/C Supported IRBs;

(j)           Liens securing deposits made on account of liabilities to insurance carriers under insurance or self-insurance arrangements;

(k)          Liens granted to a Receivables SPV in connection with a Permitted Receivables Transaction and securing Indebtedness of the Parent and its Subsidiaries existing as of the Closing Date and listed on Schedule 7.01 in connection therewith; provided, that such Liens attach only to the accounts receivable which are the subject of such Indebtedness and to the Equity Interests of the Receivables SPV;

(l)           Liens granted in connection with secured Indebtedness incurred pursuant to Sections 7.01(a) or (i); and

(m)         Liens granted to secure Indebtedness and other liabilities and obligations under any Covenanted Senior Debt so long as the Obligations are simultaneously secured on a pari passu basis pursuant to customary documentation reasonably acceptable to the Administrative Agent.

7.03       Restrictions on Investments. No Borrower shall make any Investments unless (i) the Borrowers are in pro forma compliance with each of the financial covenants set forth in Section 7.14 (using Consolidated EBITDA of the Consolidated Group as of the last day of the applicable Pro Forma Reference Period (but including any addbacks to Consolidated EBITDA previously approved in the period following the last day of the applicable Pro Forma Reference Period) and Consolidated Total Funded Debt as of the date of, and after giving effect to, such Investment (with such amounts adjusted as if such Investment occurred on the first day of the Pro Forma Reference Period)), (ii) at the time of such Investment, no Default or Event of Default has occurred and is continuing or would result therefrom and (iii) to the extent such proposed Investment constitutes a transaction described in Section 7.04(a), the Borrowers comply with the requirements set forth in such Section 7.04(a); provided, that nothing set forth in this Section 7.03 shall prohibit ordinary course Investments made by the Borrowers from time to time in cash and cash equivalents.

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7.04       Merger, Consolidation and Disposition of Assets.

(a)          No Borrower shall become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices and with respect to asset swaps) except the merger or consolidation of, or asset or stock acquisitions between existing Borrowers, and except as otherwise provided in this Section 7.04(a). The Borrowers may purchase or otherwise acquire assets or the Equity Interests of any other Person; provided, that:

(i)          the Borrowers are in pro forma compliance with each of the financial covenants set forth in Section 7.14 (using Consolidated EBITDA of the Consolidated Group as of the last day of the applicable Pro Forma Reference Period (but including any addbacks to Consolidated EBITDA previously approved in the period following the last day of the applicable Pro Forma Reference Period) and Consolidated Total Funded Debt as of the date of, and after giving effect to, such acquisition (with such amounts adjusted as if such acquisition occurred on the first day of the applicable Pro Forma Reference Period));

(ii)         at the time of such acquisition, no Default or Event of Default has occurred and is continuing, and such acquisition will not otherwise create a Default or an Event of Default hereunder;

(iii)        the business to be acquired is predominantly in the same lines of business as the Borrowers, or businesses reasonably related or incidental thereto (e.g., non-hazardous solid waste collection, transfer, hauling, recycling, or disposal), except for Investments in other lines of business in an aggregate amount not to exceed $100,000,000 at any time outstanding for all such Investments (the amount of any such Investment being the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment);

(iv)        all of the assets to be acquired shall be owned by an existing or newly created Subsidiary of the Parent which Subsidiary shall be or become a Borrower hereunder in accordance with Section 6.16 or be designated an Excluded Subsidiary in accordance with Section 6.19 and subject to Section 7.15;

(v)         the board of directors and (if required by applicable law) the shareholders, or the equivalents thereof, of the business to be acquired has approved such acquisition; and

(vi)        if such acquisition is made by a merger, a Borrower, or a wholly-owned Subsidiary of the Parent which shall become a Borrower in connection with such merger, shall be the surviving entity.

Notwithstanding anything to the contrary set forth in this clause (a), the Parent shall not consummate any merger in which it is not the surviving entity.

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(b)          No Borrower shall become a party to or agree to or effect any Disposition of assets, other than (a) the sale of inventory, the licensing of intellectual property and the Disposition of obsolete assets, in each case in the ordinary course of business consistent with past practices, (b) a Disposition of assets from a Borrower to any other Borrower, (c) the sale or exchange of routes and related assets which, in the business judgment of the Borrowers, will not have a Material Adverse Effect, (d) assets with a fair market value of less than $50,000,000 per year transferred in connection with an asset sale or swap, which sale or swap, in the business judgment of the Borrowers, will not have a Material Adverse Effect, and (e) the sale, lease, assignment, transfer or other Disposition of Receivables in connection with any Permitted Receivables Transaction.

7.05       Sale and Leaseback. No Borrower shall enter into any arrangement, directly or indirectly, whereby such Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property which such Borrower intends to use for substantially the same purpose as the property being sold or transferred, without the prior written consent of the Required Lenders.

7.06       Restricted Payments and Redemptions. No Borrower shall make any Restricted Payments (provided, however, that neither the exercise of common stock purchase warrants or options to purchase common stock on a “cashless” exercise basis under a Borrower’s equity incentive plans shall constitute a purchase or redemption of Equity Interests), except that (a) a Borrower may make any Restricted Payment to another Borrower, (b) the Parent may make any Restricted Payment so long as no Default or Event of Default exists or would be created by the making of such Restricted Payment (provided, that if as of the end of any fiscal quarter in any fiscal year (and after giving effect to any Indebtedness incurred to finance such Restricted Payment, if any), the Consolidated Group have on a consolidated basis a Leverage Ratio of greater than or equal to 3.00 to 1.00, as determined by reference to the most recent Compliance Certificate delivered to the Administrative Agent pursuant to Section 6.04, the Parent shall not make Restricted Payments in excess of the Distribution Limitation in the aggregate in such fiscal year, unless and until such time as the Consolidated Group shall have on a consolidated basis a Leverage Ratio of less than 3.00 to 1.00 as determined by reference to any subsequent Compliance Certificate delivered to the Administrative Agent pursuant to Section 6.04; provided further, that if (x) the Parent shall be prohibited from making Restricted Payments in excess of the Distribution Limitation in the aggregate in any fiscal year as a result of the application of the foregoing Leverage Ratio and (y) the Parent shall have previously made Restricted Payments in an aggregate amount greater than or equal to the Distribution Limitation during such fiscal year, the Parent shall not be deemed to be in violation of this Section 7.06 as a result of such pre-existing Restricted Payments but shall not make any additional Restricted Payments for the remainder of such fiscal year, unless and until such time as the Consolidated Group have on a consolidated basis a Leverage Ratio of less than 3.00 to 1.00 as determined by reference to any subsequent Compliance Certificate delivered to the Administrative Agent pursuant to Section 6.04); and (c) the Borrowers may make cash payments to its employees pursuant to one or more profit sharing, equity incentive or other benefit plan.

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7.07       Employee Benefit Plans. No Borrower nor any ERISA Affiliate will:

(a)          engage in any “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code or otherwise incur any excise taxes under Sections 4971, 4975, 4980B or 4980D of the Code which could reasonably be expected to result in a material liability (and in any event not in excess of $15,000,000) for any Borrower; or

(b)          fail to satisfy the Pension Funding Rules with respect to any Pension Plan (other than a Multiemployer Plan) which could reasonably be expected to result in a material liability (and in any event not in excess of $15,000,000) for any Borrower or fail to meet or seek any waiver of the minimum funding standards or incur any funding shortfall (within the meaning of Sections 302 and 303 of ERISA or Sections 430 and 436 of the Code) with respect to any such Pension Plan which could reasonably be expected to result in a material liability (and in any event not in excess of $15,000,000) for any Borrower; or

(c)          fail to contribute to any Pension Plan to an extent which, or terminate any Pension Plan (other than a Multiemployer Plan) in a manner which, could reasonably be expected to result in the imposition of a Lien securing material obligations (and in any event obligations in excess of $15,000,000) on any assets of any Borrower pursuant to Section 303(k) or Section 4068 of ERISA or Section 430(k) of the Code; or

(d)          post any security pursuant to Section 436(f) of the Code or fail to meet the minimum required contribution payment obligations under Section 303(j) of ERISA with respect to any Pension Plan (other than a Multiemployer Plan) which could reasonably be expected to result in a material liability (and in any event not in excess of $15,000,000) for any Borrower; or

(e)          permit or take any action which would result in the aggregate benefit liabilities (within the meaning of Section 4001 of ERISA) of all Pension Plans (other than any Multiemployer Plans) exceeding the value of the aggregate assets of such Pension Plans, disregarding for this purpose the benefit liabilities and assets of any such Pension Plan with assets in excess of benefit liabilities which could reasonably be expected to result in a material liability (and in any event not in excess of $15,000,000) for any Borrower; or

(f)          incur any withdrawal liability within the meaning of Section 4201 of ERISA with respect to any Multiemployer Plan which could reasonably be expected to result in a material liability (and in any event not in excess of $15,000,000) for any Borrower.

7.08       Burdensome Agreements. Except as required by any Municipal Contract, no Borrower shall enter into or permit to exist any arrangement or agreement, enforceable under applicable law, which directly or indirectly prohibits such Borrower from (a) making Restricted Payments to the Parent or any other Borrower or otherwise transferring property to or investing in the Parent or any other Borrower, except for any such agreement or arrangement in effect at the time such Borrower became a Subsidiary of the Parent, so long as such agreement or arrangement was not entered into solely in contemplation of such Borrower becoming a Subsidiary of the Parent, (b) Guaranteeing the Indebtedness of the Parent or any other Borrower or (c) creating or incurring any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest or Lien in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent under the Loan Documents other than customary anti-assignment provisions in leases and licensing agreements entered into by such Borrower in the ordinary course of its business; provided, however, that clause (c) of this Section 7.08 shall not prohibit any negative pledge (i) incurred or provided in favor of any holder of Indebtedness permitted under Section 7.01, (A) solely to the extent any such negative pledge relates to the property financed by such Indebtedness or (B) the terms of which are customary at the time of incurrence and are approved by the Administrative Agent in writing, (ii) with respect to any Subsidiary of Parent, imposed pursuant to an agreement which has been entered into for the sale or disposition permitted under Section 7.04(b), or (iii) in connection with restrictions imposed by applicable laws.

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7.09         Business Activities. No Borrower will engage directly or indirectly (whether through Subsidiaries or otherwise) in any type of business other than the businesses conducted by such Borrower on the Closing Date and in related businesses, except to the extent otherwise permitted under Sections 7.03 and 7.04.

7.10         Transactions with Affiliates. No Borrower will engage in any transaction with any non-Borrower Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such non-Borrower Affiliate or, to the knowledge of the Borrowers, any corporation, partnership, trust or other entity in which any such non-Borrower Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm’s-length basis in the ordinary course of business.

7.11         Prepayments of Indebtedness. No Borrower shall prepay, redeem or repurchase any Indebtedness incurred by the Borrowers pursuant to Section 7.01 (other than the Obligations) unless no Default or Event of Default has occurred and is continuing, or would be created thereby.

7.12         Accounting Changes. No Borrower will make any change in its accounting policies or reporting practices, except as required by GAAP.

7.13         Use of Proceeds. None of the Borrowers shall use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose; provided, that the Borrowers may use the proceeds of Loans advanced hereunder to purchase stock of the Parent as permitted under Section 7.06 so long such stock is retired upon the consummation of the applicable repurchase.

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7.14       Financial Covenants.

(a)          Leverage Ratio. As of the last day of each fiscal quarter of the Consolidated Group, the ratio of (i) Consolidated Total Funded Debt outstanding on such date to (ii) Consolidated EBITDA for the Reference Period ending on such date (the “Leverage Ratio”), shall not exceed 3.50:1.00; provided that in the event of an acquisition permitted under Section 7.03 and Section 7.04 having an aggregate purchase price equal to $100,000,000 or greater which would result in a pro forma Leverage Ratio (after taking into account all existing Consolidated Total Funded Debt and all Consolidated Total Funded Debt to be incurred, assumed or repaid in connection with such acquisition) of 3.00:1.00 or higher, then, at the election of the Parent, the foregoing 3.50:1.00 ratio shall be deemed to be 3.75:1.00 for the fiscal quarter in which such acquisition occurs and the immediately following fiscal quarter and the maximum permitted Leverage Ratio will thereafter revert to 3.50:1.00). The Borrower may utilize this deemed Leverage Ratio increase no more than once in any four fiscal quarter period.

(b)          Interest Coverage Ratio. As of the last day of any fiscal quarter of the Consolidated Group, the ratio of Consolidated EBIT to Consolidated Total Interest Expense, in each case for the Reference Period ending on such date, shall not be less than 2.75:1.00.

7.15        Restrictions on Excluded Subsidiaries. As of the end of each fiscal quarter of the Borrowers, (a) the aggregate book value of the assets of all Excluded Subsidiaries, shall not exceed five percent (5%) of the aggregate book value of the assets of the Consolidated Group as of the end of such fiscal quarter, and (b) the aggregate revenues of all Excluded Subsidiaries, shall not exceed five percent (5%) of the aggregate revenues of the Consolidated Group for the same period, in either case unless, within thirty (30) days after such date, the Parent re-designates one or more Excluded Subsidiaries as a Borrower or Borrowers hereunder to the extent necessary to satisfy the requirements of the foregoing clauses (a) and (b) (as re-measured for the relevant date or period). Any such re-designated Subsidiary shall become a Borrower by (x) signing a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent, providing that such Subsidiary shall become a Borrower hereunder, and (y) providing such other documentation as the Administrative Agent may reasonably request, including, without limitation, (i) KYC Requirement Information with respect to such re-designated Subsidiary and (ii) documentation with respect to the conditions specified in Section 4.01. In such event, the Administrative Agent is hereby authorized by the parties to amend Schedule 1 to designate such Subsidiary as a Borrower and add the KYC Requirement Information in respect thereof. For the avoidance of doubt, in the event that any Excluded Subsidiary is joined as a Borrower in accordance with this Section 7.15, such Subsidiary shall immediately cease to be an Excluded Subsidiary hereunder upon the effectiveness of such Subsidiary becoming a Borrower.

7.16       Sanctions. Directly or indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer, Swing Line Lender, or otherwise) of Sanctions.

7.17       Anti-Corruption Laws.

Directly or indirectly use the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions.

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ARTICLE VIII.         EVENTS OF DEFAULT AND REMEDIES

8.01       Events of Default. Any of the following shall constitute an “Event of Default”:

(a)          the Borrowers fail to pay any principal of the Loans or any L/C Obligation when the same shall become due and payable, whether at the Maturity Date, or any accelerated date of maturity or at any other date fixed for payment;

(b)          the Borrowers fail to pay any interest or fees or other amounts owing under the Loan Documents within five (5) Business Days after the same shall become due and payable whether at the Maturity Date or any accelerated date of maturity or at any other date fixed for payment;

(c)          the Borrowers fail to comply with the covenants contained in Sections 6.05, 6.13, 6.14 or 6.15 or Article VII;

(d)          the Borrowers fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified in subsections (a), (b) and (c) above) within thirty (30) days after written notice of such failure has been given to the Borrowers by the Administrative Agent or any Lender;

(e)          any representation or warranty contained in this Agreement or in any document or instrument delivered pursuant to or in connection with this Agreement proves to have been false in any material respect upon the date when made or repeated;

(f)          any Borrower or any Excluded Subsidiary fails to pay at maturity, or within any applicable period of grace, any and all obligations for borrowed money (other than the Obligations) or any guaranty with respect thereto in an aggregate amount greater than $50,000,000 or fails to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money in an aggregate amount greater than $50,000,000 for such period of time as would permit (after the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, unless the same shall have been waived by the holder(s) thereof;

(g)          any Borrower or any Excluded Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) days, or an order for relief is entered in any such proceeding;

(h)          (i) any Borrower or any Excluded Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within thirty (30) days after its issue or levy;

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(i)           there remains in force, undischarged, unsatisfied and unstayed, for more than forty-five (45) days, whether or not consecutive, any final judgment against any Borrower or any Excluded Subsidiary which, with other outstanding final judgments against the Borrowers and the Excluded Subsidiaries, exceeds in the aggregate $20,000,000 after taking into account any undisputed insurance coverage;

(j)           (i) an ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrowers under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $20,000,000, or (ii) the Borrowers or any ERISA Affiliate fail to pay when due, after the expiration of any applicable grace period (or any period during which (x) any Borrower is permitted to contest its obligations to make such payment without incurring any liability (other than interest) or penalty and (y) any Borrower is contesting such obligation in good faith and by appropriate proceedings), any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $20,000,000;

(k)          any of the Loan Documents is cancelled, terminated, revoked or rescinded, in each case other than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents is commenced by or on behalf of any Borrower or any stockholder of any Borrower who is an officer or director of such Borrower, or any court or any other governmental or regulatory authority or agency of competent jurisdiction makes a determination that, or issues a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

(l)           (i) other than pursuant to the sale of all of the Equity Interests of a Borrower permitted under Section 7.04, the Parent at any time legally or beneficially owns less than one hundred percent (100%) of the shares of the Equity Interests of each other Borrower (directly or indirectly in accordance with Section 6.16), or (ii) any person or group of persons (within the meaning of Section 13 or 14 of the Exchange Act) has acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of twenty-five percent (25%) or more of the outstanding shares of common stock of the Parent; or, during any period of twelve (12) consecutive calendar months, individuals who were directors of the Parent on the first day of such period cease to constitute a majority of the board of directors unless such new directors were approved by a majority of the directors who were directors on the first day of such period; provided, however, that any such change of control described in this clause (ii) resulting from an acquisition permitted under Section 7.04 shall not constitute a Default or an Event of Default hereunder; or

(m)          the occurrence of a “Change of Control” under and as defined in any documents executed and/or delivered in connection any Covenanted Senior Debt.

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8.02       Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders:

(a)          declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b)          declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;

(c)          require that the Borrowers Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto); and

(d)          exercise on behalf of itself, the Lenders and the L/C Issuer any other right or remedy available under any other Loan Document, at law, in equity, under any other instrument, document or agreement or otherwise;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent, the L/C Issuer or any Lender.

The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law, in equity, under any other instrument, document or agreement or otherwise, whether now existing or hereafter arising.

8.03       Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.17 and 2.18, be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and L/C Fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them;

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Third, to payment of that portion of the Obligations constituting accrued and unpaid L/C Fees and interest on the Loans, L/C Borrowings and other Obligations arising under the Loan Documents, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrowers pursuant to Sections 2.05(c) and 2.17; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Law.

Subject to Sections 2.03(c) and 2.17, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

ARTICLE IX.          ADMINISTRATIVE AGENT

9.01       Appointment and Authorization of the Administrative Agent. Each of the Lenders and each L/C issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and none of the Borrowers nor any other Borrower shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

9.02       Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “the Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrowers or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

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9.03       Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

(a)          shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b)          shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law;

(c)          shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers or any of their Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity; and

(d)          shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 8.02 and 10.01) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice describing such Default is given in writing to the Administrative Agent by the Borrowers, a Lender or an L/C Issuer. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

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9.04        Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or such L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

9.05        Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

9.06        Resignation of the Administrative Agent.

(a)          The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Borrowers. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent meeting the qualifications set forth above, provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

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(b)          If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrowers and such Person remove such Person as Administrative Agent and, in consultation with the Borrowers, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c)          With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuers under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(h) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.

(d)          Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swing Line Lender. If Bank of America resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment by the Borrowers of a successor L/C Issuer or Swing Line Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as applicable, (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit issued by Bank of America, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

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9.07       Non-Reliance on the Administrative Agent and Other the Lenders. Each Lender and each L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

9.08       No Other Duties, Etc. Anything herein to the contrary notwithstanding, no Lender holding a title listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an L/C Issuer hereunder.

9.09       The Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Borrower, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise;

(a)          to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and the Administrative Agent under Sections 2.03(i) and (j), 2.09 and 10.04) allowed in such judicial proceeding; and

(b)          to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

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and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and each L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

9.10       Release of Borrowers. The Lenders and the L/C Issuers irrevocably authorize the Administrative Agent to release any Borrower from its obligations under the Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder or is designated as an Excluded Subsidiary in accordance with Section 6.19. Upon request by the Administrative Agent at any time, subject to the provisions of Section 10.01(g), the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Borrower from its obligations under the Loan Documents pursuant to this Section 9.10.

ARTICLE X. MISCELLANEOUS

10.01     Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrowers or any other Borrower therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrowers or the applicable Borrower, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a)          waive any condition set forth in Section 4.01(a) without the written consent of each Lender except that, in the sole discretion of the Administrative Agent, only a waiver by the Administrative Agent shall be required with respect to immaterial matters or items noted in any post-closing letter made available to the Lenders with respect to which the Borrowers have given assurances satisfactory to the Administrative Agent that such items shall be delivered promptly following the Closing Date;

(b)          extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02 or any Term Loan Commitment after the initial funding thereof on the Closing Date) without the written consent of such Lender;

(c)          postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments, if any) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby (it being understood that any vote to rescind acceleration of amounts owing with respect to the Loans and other Obligations under the Loan Documents shall only require the approval of the Required Lenders);

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(d)          reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01 with respect to the Fee Letters) any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly affected thereby except that only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest or L/C Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee;

(e)          change Section 2.13 or Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(f)          change any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

(g)          except as provided in Section 9.10, release the Parent or all or substantially all of the Borrowers from their Obligations under the Loan Documents without the written consent of each Lender; or

(h)          release all or substantially all of any collateral hereafter securing all or any portion of the Obligations without the written consent of each Lender, subject to customary Lien release exceptions as may be provided in the documentation pursuant to which any such collateral is obtained;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by an L/C Issuer in addition to the Lenders required above, affect the rights or duties of such L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iv) each Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender, and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.

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Notwithstanding any provision in this Section 10.01 to the contrary but subject to Section 2.14 (including those matters that may be addressed in a Conforming Amendment without the requirement for additional consents pursuant to Section 2.14), this Agreement may be amended with the written consent of the Required Lenders, the Administrative Agent and the Borrowers (i) to add one or more additional revolving credit or term loan facilities to this Agreement and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share ratably (or on a basis subordinated to the existing facilities hereunder) in the benefits of this Agreement and the other Loan Documents with the obligations and liabilities from time to time outstanding in respect of the existing facilities hereunder, and (ii) in connection with the foregoing, to permit, as deemed appropriate by the Administrative Agent and approved by the Required Lenders, the Lenders providing such additional credit facilities to participate in any required vote or action required to be approved by the Required Lenders or by any other number, percentage or class of Lenders hereunder.

10.02     Notices; Effectiveness; Electronic Communications.

(a)          Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)          if to the Borrowers, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and

(ii)         if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrowers), as may be updated pursuant to Section 10.02(d).

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), with confirmation of transmission by the transmitting equipment. Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

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(b)          Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Swing Line Lender, the L/C Issuer or the Borrowers may each, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by them, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided, that for both clauses (i) and (ii), if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice, e-mail or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(c)          The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrowers, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrowers’ or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such the Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrowers, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d)          Change of Address, Etc. Each of the Borrowers, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrowers, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrowers or their securities for purposes of United States Federal or state securities laws.

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(e)          Reliance by the Administrative Agent, L/C Issuer and the Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices, Committed Loan Notices, L/C Applications and Swing Line Loan Notices) purportedly given by or on behalf of a Responsible Officer of the Borrowers even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrowers shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrowers, except in the case of any of the foregoing Persons who are seeking indemnification hereunder, to the extent such reliance resulted from such Person’s gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and nonappealable judgment. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

10.03     No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Borrowers or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuer; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or the Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Borrower under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

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10.04     Expenses; Indemnity; Damage Waiver.

(a)          Costs and Expenses. The Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by each L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, any Lender or any L/C Issuer (including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or any L/C Issuer; provided that for any individual enforcement action or series or related actions, the Borrowers shall not be required to pay legal fees, charges and disbursements of more than one primary outside counsel and any reasonably necessary local outside counsel for the Administrative Agent, the Lenders and the L/C Issuers collectively, unless the representation of all such Persons by one counsel would be inappropriate due to the existence of an actual or potential conflict of interest, in which case the Borrower shall also be required to pay the legal fees, charges and disbursements of additional outside counsel to such conflicted Persons), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

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(b)          Indemnification by the Borrowers. The Borrowers shall indemnify the Administrative Agent (and any sub-agent thereof), each Arranger, each Lender and each L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including settlement costs and the reasonable fees, charges and disbursements of any counsel for any Indemnitee; provided that for any individual claim or series or related claims, this indemnity shall only apply to the legal fees, charges and disbursements of one primary outside counsel and any reasonably necessary local outside counsel for all Indemnitees, unless the representation of all Indemnitees by one counsel would be inappropriate due to the existence of an actual or potential conflict of interest, in which case this indemnity shall also apply to the legal fees, charges and disbursements of additional outside counsel to such conflicted Indemnitees), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrowers) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrowers or any other Borrower, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrowers against an Indemnitee for breach in bad faith of such Indemnitee’s obligations (if any) hereunder or under any other Loan Document, if the Borrowers have obtained a final and nonappealable judgment in their favor on such claim as determined by a court of competent jurisdiction. Without limiting the provisions of Section 3.01(c), this Section 10.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

(c)          Reimbursement by the Lenders. To the extent that the Borrowers for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer, the Swing Line Lender or any Related Party of any of the foregoing (and without limiting their obligation to do so), each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer, the Swing Line Lender or such Related Party, as the case may be, such pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought); provided, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swing Line Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swing Line Lender in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).

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(d)          Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, each of the Borrowers shall not assert, and hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(e)          Payments. All amounts due under this Section shall be payable not later than ten (10) Business Days after demand therefor.

(f)          Survival. The agreements in this Section and the indemnity provisions of Section 10.02(e) shall survive the resignation of the Administrative Agent, an L/C Issuer or the Swing Line Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

10.05     Payments Set Aside. To the extent that any payment by or on behalf of the Borrowers is made to the Administrative Agent, any L/C Issuer or any Lender, or the Administrative Agent, any L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and each L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

10.06     Successors and Assigns.

(a)          Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent, the L/C Issuers and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

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(b)          Assignments by the Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)          Minimum Amounts.

(A)         In the case of an assignment of the entire remaining amount of the assigning Lender’s Revolving Commitment and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such Assignments) that equal at least the amount specified in subsection (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)         In any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Revolving Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Revolving Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrowers otherwise consent (each such consent not to be unreasonably withheld or delayed).

(ii)         Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Revolving Commitment assigned, except that this clause (ii) shall not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans;

(iii)        Required Consents. No consent shall be required for any assignment except to the extent required by clause (b)(i)(B) of this Section and, in addition:

(A)         The consent of the Borrowers (not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrowers shall be deemed to have consented to any such assignment unless they object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;

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(B)         The consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and

(C)         The consent of the L/C Issuers and the Swing Line Lender shall be required for any assignment in respect of the Revolving Commitments.

(iv)        Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that, the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v)         No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrowers or any of their respective Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person).

(vi)        Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrowers and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the L/C Issuer or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

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Subject to acceptance and recording thereof by the Administrative Agent pursuant to clause (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits and subject to the obligations of Sections 3.01, 3.04, 3.05, and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrowers (at their expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c)          Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by each of the Borrowers, the L/C Issuers and the Swing Line Lender, at any reasonable time and from time to time upon reasonable prior notice. In addition, at any time that a request for a consent for a material or substantive change to the Loan Documents is pending, any Lender may request and receive from the Administrative Agent a copy of the Register. Upon its receipt of and, if required, consent to, a duly completed Assignment and Assumption executed by an assigning Lender and an Eligible Assignee, such Eligible Assignee’s completed Administrative Questionnaire and any tax forms required by Section 3.01 (unless such assignee is already a Lender), together with the fee payable under Section 10.06(b)(iii), the Administrative Agent will, on the effective date thereof, record the Assignment and Assumption on the Register.

(d)          Participations. Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person, a Defaulting Lender or any Borrower or any of the Borrowers’ respective Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided, that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the L/C Issuers and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.04(c) without regard to the existence of any participation.

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Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. The Borrowers agree that each Participant shall be entitled to the benefits and subject to the obligations of Sections 3.01, 3.04 and 3.05 and shall be subject to the mitigation obligations and replacement pursuant to Section 3.06 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided, that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 10.13 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation, which Change in Law would have entitled the Lender from whom it acquired the applicable participation to receive such greater payment. Each Lender that sells a participation agrees, at the Borrowers’ request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; provided, that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided, that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e)          Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

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(f)          Resignation as L/C Issuer or the Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Revolving Commitment and Committed Loans pursuant to Section 10.06(b), Bank of America may, (i) upon thirty (30) days’ notice to the Borrowers and the Lenders, resign as L/C Issuer and/or (ii) upon thirty (30) days’ notice to the Borrowers, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrowers shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrowers to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or Swing Line Lender, as the case may be. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

(g)          Successor Administrative Agent. The Borrowers shall have the right to approve any successor Administrative Agent appointed pursuant to Section 9.6 at all times other than during the existence of an Event of Default (which consent shall not be unreasonably withheld or delayed). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed by the Borrowers and such successor.

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10.07     Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed, subject to the provisions set forth in this Section 10.07, (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any Governmental Authority, purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Acceding Lender under Section 2.14(c) or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrowers and their obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating the Parent or its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of the Borrowers or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, any L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrowers. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Agents and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. For purposes of this Section, “Information” means all information received from the Parent or any Subsidiary relating to the Parent, any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any L/C Issuer on a nonconfidential basis prior to disclosure by the Parent or any Subsidiary, provided that, in the case of information received from the Parent or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential (other than Information provided under Sections 6.04, 6.13, 6.14, 6.15, 6.18 or 7.14 (i.e., such Information provided under such sections does not need to be labeled confidential to be treated as confidential)). Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning the Parent or any Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Securities Laws and state securities Laws.

Notwithstanding the foregoing, unless specifically prohibited by applicable Law or court order, each of the Administrative Agent, the Lenders, the L/C Issuers and each of their respective Affiliates shall, prior to disclosure thereof, notify the Borrowers of any request for disclosure of any such non-public information by any Governmental Authority or representative thereof (other than any such request in connection with an examination of the Administrative Agent, such Lender, such L/C Issuer or such Affiliate by such Governmental Authority) or pursuant to legal process.

The provisions of this Section 10.07 do not apply to any proceedings between the parties to this Agreement.

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10.08     Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after giving prior written notice to the Administrative Agent, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such L/C Issuer or any such Affiliate to or for the credit or the account of the Borrowers or any of them against any and all of the obligations of the Borrowers now or hereafter existing under this Agreement or any other Loan Document to such Lender or such L/C Issuer or any such Affiliate, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrowers may be contingent or unmatured or are owed to a branch or office of such Lender or such L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.18 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have. Each Lender and each L/C Issuer agrees to notify the Borrowers and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.09     Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

10.10     Counterparts; Effectiveness. This Agreement and the other Loan Documents may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 4.01 or as provided in the applicable Loan Document, this Agreement or such other Loan Documents shall become effective when they shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof or thereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement and any other Loan Document by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement and the other Loan Documents.

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10.11     Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

10.12    Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

10.13     Replacement of Lenders. If the Borrowers are entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, or if any other circumstance exists hereunder that gives the Borrowers the right to replace a Lender as a party hereto, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which Eligible Assignee may be another Lender, if a Lender accepts such assignment), provided, that:

(a)          the Borrowers or assignee Lender shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b)(iv) unless such assignment fee is waived by the Administrative Agent in its sole discretion pursuant to Section 10.06(b)(iv);

(b)          such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the Eligible Assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);

119

(c)          in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;

(d)          such assignment does not conflict with applicable Laws; and

(e)          in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

10.14     Governing Law; Jurisdiction; Etc.

(a)          GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)          SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY OTHER PARTY HERETO OR ANY OF THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.

120

(c)          WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)          SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

10.15    Waiver of Right to Trial by Jury. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.16    Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

121

10.17     USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of each of the Borrowers and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrowers in accordance with the Act. The Borrowers shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” an anti-money laundering rules and regulations, including the Act.

10.18     No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of the Borrowers acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers and the Lenders are arm’s-length commercial transactions between the Borrowers and their Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders on the other hand, (B) each of the Borrowers has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each of the Borrowers is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Administrative Agent, each Arranger and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any of the Borrowers or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent nor any Arranger nor any Lender has any obligation to the Borrowers or any of their Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arrangers, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers and their Affiliates, and neither the Administrative Agent nor any Arranger nor any Lender has any obligation to disclose any of such interests to the Borrowers or any of their Affiliates. To the fullest extent permitted by law, each of the Borrowers hereby waive and release any claims that they may have against the Administrative Agent, any Arranger or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

10.19     ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

122

10.20     Existing Credit Agreements Consolidated, Amended and Restated.

(a)          Existing Credit Agreements Consolidated, Amended and Restated; Reallocation of Loans and Participations in L/C Obligations. On the Closing Date, (i) this Agreement shall consolidate and amend and restate the Existing Credit Agreements in their entirety but, for the avoidance of doubt, shall not constitute a novation of the parties’ rights and obligations thereunder, (ii) the rights and obligations of the parties hereto evidenced by the Existing Credit Agreements shall be evidenced by this Agreement and the other Loan Documents, and (iii) certain of the “Loans” under (and as defined in) the Existing Credit Agreements shall remain outstanding and be continued as, and converted to, Loans hereunder (and, in the case of Loans which are LIBOR Rate Loans, with the same Interest Periods (or the remaining portions of such Interest Periods, as applicable) established therefor under the Existing Credit Agreements, respectively), and shall bear interest and be subject to such other fees as set forth in this Agreement. In connection with the foregoing, (x) all such Loans and all participations in L/C Obligations that are continued hereunder shall immediately upon the effectiveness of this Agreement, to the extent necessary to ensure the Lenders hold such Loans and participations ratably, be reallocated among the Lenders in accordance with their respective Applicable Percentages, as evidenced on Schedule 2.01, (y) each applicable Lender to whom Loans are so reallocated on the Closing Date shall make full cash settlement on the Closing Date, through the Administrative Agent, as the Administrative Agent may direct with respect to such reallocation, in the aggregate amount of the Loans so reallocated to them, and (z) each applicable Lender hereby waives any breakage fees in respect of such reallocation of LIBOR Rate Loans on the Closing Date.

(b)          Interest and Fees under Existing Credit Agreements. All interest and fees and expenses, if any, owing or accruing under or in respect of either of the Existing Credit Agreements to the Closing Date shall be calculated as of the Closing Date (pro-rated in the case of any fractional periods), and shall be paid on the Closing Date.

[Remainder of Page Intentionally Left Blank.]

123

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:

WASTE CONNECTIONS, INC.

ADVANCED SYSTEMS PORTABLE RESTROOMS, INC.

ACE SOLID WASTE, INC.

ALASKA WASTE MAT-SU, LLC

ALASKA WASTE-INTERIOR, LLC

ALASKA WASTE-KENAI PENINSULA, LLC

AMERICAN DISPOSAL COMPANY, INC.

ANDERSON COUNTY LANDFILL, INC.

ANDERSON REGIONAL LANDFILL, LLC

ARKANSAS RECLAMATION COMPANY, LLC

AUSTIN LANDFILL HOLDINGS, INC.

BISON BUTTE ENVIRONMENTAL, LLC

BITUMINOUS RESOURCES, INC.

BRENT RUN LANDFILL, INC.

BROADACRE LANDFILL, INC.

BUTLER COUNTY LANDFILL, INC.

CALPET, LLC

CAMINO REAL ENVIRONMENTAL CENTER, INC.

CAPITAL REGION LANDFILLS, INC.

CARPENTER WASTE HOLDINGS, LLC

CHAMBERS DEVELOPMENT OF NORTH CAROLINA, INC.

CHIMNEY BUTTE ENVIRONMENTAL L.L.C.

CHIQUITA CANYON, INC.

CHIQUITA CANYON, LLC

CLAY BUTTE ENVIRONMENTAL, LLC

CLIFTON ORGANICS, LLC

COLD CANYON LAND FILL, INC.

COLUMBIA RESOURCE CO., L.P.

COLUMBIA RIVER DISPOSAL, INC.

COMMUNITY REFUSE DISPOSAL INC.

CONTRACTORS WASTE SERVICES, INC.

CORRAL DE PIEDRA LAND COMPANY

COUNTY WASTE — ULSTER, LLC

COUNTY WASTE AND RECYCLING SERVICE, INC.

COUNTY WASTE TRANSFER CORP.

CRI HOLDINGS, LLC

CURRY TRANSFER & RECYCLING, INC.

CWI ACQUISITION, LLC

D. M. DISPOSAL CO., INC.

DELTA CONTRACTS, LLC

DENVER REGIONAL LANDFILL, INC.

DIVERSIFIED BUILDINGS, L.L.C.

(Signature Page to Waste Connections Revolving Credit and Term Loan Agreement – 2015)

EAGLE FORD RECLAMATION COMPANY, LLC

EL PASO DISPOSAL, LP

ELKO SANITATION COMPANY

EMPIRE DISPOSAL, INC.

ENTECH ALASKA LLC

ENVIRONMENTAL TRUST COMPANY

EVERGREEN DISPOSAL, INC.

FINLEY-BUTTES LIMITED PARTNERSHIP

FINNEY COUNTY LANDFILL, INC.

FORT ANN TRANSFER STATION, LLC

FRONT RANGE LANDFILL, INC.

G & P DEVELOPMENT, INC.

GBUSA HOLDINGS, LLC

GOD BLESS THE USA, INCORPORATED

GREEN WASTE SOLUTIONS OF ALASKA, LLC

HARDIN SANITATION, INC.

HAROLD LEMAY ENTERPRISES, INCORPORATED

HIGH DESERT SOLID WASTE FACILITY, INC.

HUDSON VALLEY WASTE HOLDING, INC.

ISLAND DISPOSAL, INC.

J BAR J LAND, INC.

LACASSINE HOLDINGS, L.L.C.

LAKESHORE DISPOSAL, INC.

LAUREL RIDGE LANDFILL, L.L.C.

LEALCO, INC.

LFC, INC.

LIGHTNING BUTTE ENVIRONMENTAL, LLC

LOUISIANA RECLAMATION COMPANY, L.L.C.

MADERA DISPOSAL SYSTEMS, INC.

MAMMOTH DISPOSAL COMPANY

MANAGEMENT ENVIRONMENTAL NATIONAL, INC.

MASON COUNTY GARBAGE CO., INC.

MBO, LLC

MDSI OF LA, INC.

MILLENNIUM WASTE INCORPORATED

MISSION COUNTRY DISPOSAL

MORRO BAY GARBAGE SERVICE

MURREY’S DISPOSAL COMPANY, INC.

NEBRASKA ECOLOGY SYSTEMS, INC.

NOBLES COUNTY LANDFILL, INC.

NORTHWEST CONTAINER SERVICES, INC.

OKLAHOMA CITY WASTE DISPOSAL, INC.

OKLAHOMA LANDFILL HOLDINGS, INC.

OSAGE LANDFILL, INC.

PIERCE COUNTY RECYCLING, COMPOSTING AND DISPOSAL, LLC

POTRERO HILLS LANDFILL, INC.

PRAIRIE DISPOSAL, LLC

PRAIRIE LIQUIDS, LLC

PSI ENVIRONMENTAL SERVICES, INC.

PSI ENVIRONMENTAL SYSTEMS, INC.

R.A. BROWNRIGG INVESTMENTS, INC.

R.J.C. TRUCKING CO.

R360 ARTESIA, LLC

R360 CLACO, LLC

R360 ENVIRONMENTAL SOLUTIONS HOLDINGS, INC.

R360 ENVIRONMENTAL SOLUTIONS OF LOUISIANA, LLC

R360 ENVIRONMENTAL SOLUTIONS OF MISSISSIPPI, LLC

R360 ENVIRONMENTAL SOLUTIONS OF TEXAS, LLC

R360 ENVIRONMENTAL SOLUTIONS, LLC

R360 ES HOLDINGS, INC.

R360 HITCHCOCK, LLC

R360 LOGISTICS, LLC

R360 OKLAHOMA, LLC

R360 PERMIAN BASIN, LLC

R360 RED BLUFF, LLC

R360 SHUTE CREEK, LLC

R360 SILO, LLC

R360 WILLISTON BASIN, LLC

RAILROAD AVENUE DISPOSAL, LLC

RED CARPET LANDFILL, INC.

RENSSELAER REGION LANDFILLS, INC.

RH FINANCIAL CORPORATION

RICH VALLEY, LLC

RKS HOLDING, CORP.

S.A. DUNN & COMPANY, LLC

SAN LUIS GARBAGE COMPANY

SANIPAC, INC.

SCOTT SOLID WASTE DISPOSAL COMPANY

SCOTT WASTE SERVICES, LLC

SEABREEZE RECOVERY, INC.

SECTION 18, LLC

SEDALIA LAND COMPANY

SHALE GAS SERVICES, LLC

SIERRA HOLDING GROUP, LLC

SIERRA PROCESSING, LLC

SILVER SPRINGS ORGANICS L.L.C.

SJ RECLAMATION, INC.

SKB (AUSTIN) ENVIRONMENTAL, LLC

SKB ENVIRONMENTAL, INC.

SKB RECYCLING, LLC

SMOKY BUTTE ENVIRONMENTAL, LLC

SOUTH COUNTY SANITARY SERVICE, INC.

STERLING AVENUE PROPERTIES, LLC

STUTZMAN REFUSE DISPOSAL INC.

TACOMA RECYCLING COMPANY, INC.

TENNESSEE WASTE MOVERS, INC.

THUNDER BUTTE ENVIRONMENTAL, LLC

US LIQUIDS OF LA, L.P.

VOORHEES SANITATION, L.L.C.

WASCO COUNTY LANDFILL, INC.

WASTE CONNECTIONS MANAGEMENT SERVICES, INC.

WASTE CONNECTIONS OF ALABAMA, INC.

WASTE CONNECTIONS OF ALASKA, INC.

WASTE CONNECTIONS OF ARIZONA, INC.

WASTE CONNECTIONS OF ARKANSAS, INC.

WASTE CONNECTIONS OF CALIFORNIA, INC.

WASTE CONNECTIONS OF COLORADO, INC.

WASTE CONNECTIONS OF GEORGIA, INC.

WASTE CONNECTIONS OF IDAHO, INC.

WASTE CONNECTIONS OF ILLINOIS, INC.

WASTE CONNECTIONS OF IOWA, INC.

WASTE CONNECTIONS OF KANSAS, INC.

WASTE CONNECTIONS OF KENTUCKY, INC.

WASTE CONNECTIONS OF LEFLORE, LLC

WASTE CONNECTIONS OF LOUISIANA, INC.

WASTE CONNECTIONS OF MINNESOTA, INC.

WASTE CONNECTIONS OF MISSISSIPPI DISPOSAL SERVICES, LLC

WASTE CONNECTIONS OF MISSISSIPPI, INC.

WASTE CONNECTIONS OF MONTANA, INC.

WASTE CONNECTIONS OF NEBRASKA, INC.

WASTE CONNECTIONS OF NEW MEXICO, INC.

WASTE CONNECTIONS OF NORTH CAROLINA, INC.

WASTE CONNECTIONS OF NORTH DAKOTA, INC.

WASTE CONNECTIONS OF OKLAHOMA, INC.

WASTE CONNECTIONS OF OREGON, INC.

WASTE CONNECTIONS OF SOUTH CAROLINA, INC.

WASTE CONNECTIONS OF SOUTH DAKOTA, INC.

WASTE CONNECTIONS OF TENNESSEE, INC.

WASTE CONNECTIONS OF TEXAS, LLC

WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC.

WASTE CONNECTIONS OF UTAH, INC.

WASTE CONNECTIONS OF WASHINGTON, INC.

WASTE CONNECTIONS OF WYOMING, INC.

WASTE CONNECTIONS TRANSPORTATION COMPANY, INC.

WASTE REDUCTION SERVICES, L.L.C.

WASTE SERVICES OF N.E. MISSISSIPPI, INC.

WASTE SOLUTIONS GROUP OF SAN BENITO, LLC

WCI AUSTIN LANDFILL, LLC

WCI-WHITE OAKS LANDFILL, INC.

WEST BANK ENVIRONMENTAL SERVICES, INC.

WEST COAST RECYCLING AND TRANSFER, INC.

WYOMING ENVIRONMENTAL SERVICES, INC.

YAKIMA WASTE SYSTEMS, INC.

By:	/s/ Worthing Jackman
Name: Worthing Jackman
Title: Authorized Signatory of Each of the Above-Listed Borrowers

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Maria F. Maia
Name: Maria F. Maia
Title: Managing Director

(Signature Page to Waste Connections Revolving Credit and Term Loan Agreement – 2015)

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Maria F. Maia
Name: Maria F. Maia
Title: Managing Director

(Signature Page to Waste Connections Revolving Credit and Term Loan Agreement – 2015)

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ John Kushnerick
Name: John Kushnerick
Title: Vice President

(Signature Page to Waste Connections Revolving Credit and Term Loan Agreement – 2015)

Wells Fargo Bank, National Association, as a Lender

By:	/s/ Felix Miranda
Name: Felix Miranda
Title: Senior Vice President

(Signature Page to Waste Connections Revolving Credit and Term Loan Agreement – 2015)

Compass Bank, as a Lender

By:	/s/ Raj Nambiar
Name: Raj Nambiar
Title: Vice President

(Signature Page to Waste Connections Revolving Credit and Term Loan Agreement – 2015)

PNC Bank, National Association, as a Lender

By:	/s/ Philip K. Liebscher
Name: Philip K. Liebscher
Title: Senior Vice President

(Signature Page to Waste Connections Revolving Credit and Term Loan Agreement – 2015)

MUFG Union Bank, N.A., as a Lender

By:	/s/ Sandra Cortes
Name: Sandra Cortes
Title: Director

(Signature Page to Waste Connections Revolving Credit and Term Loan Agreement – 2015)

U.S. Bank, National Association, as a Lender

By:	/s/ Steven Dixon
Name: Steven Dixon
Title: Vice President

(Signature Page to Waste Connections Revolving Credit and Term Loan Agreement – 2015)

Branch Banking and Trust Company, as a Lender

By:	/s/ Mark Grover
Name: Mark Grover
Title: Senior Vice President

(Signature Page to Waste Connections Revolving Credit and Term Loan Agreement – 2015)

CoBank, ACB, as a Lender

By:	/s/ Bryan Ervin
Name: Bryan Ervin
Title: Vice President

(Signature Page to Waste Connections Revolving Credit and Term Loan Agreement – 2015)

KeyBank National Association, as a Lender

By:	/s/ Tad Stainbrook
Name: Tad Stainbrook
Title: Vice President

(Signature Page to Waste Connections Revolving Credit and Term Loan Agreement – 2015)

Amegy Bank National Association, as a Lender

By:	/s/ Kelly Nash
Name: Kelly Nash
Title: Vice President

(Signature Page to Waste Connections Revolving Credit and Term Loan Agreement – 2015)

Citizens Bank, N.A., as a Lender

By:	/s/ Judith A. Huckins
Name: Judith A. Huckins
Title: Vice President

(Signature Page to Waste Connections Revolving Credit and Term Loan Agreement – 2015)

SCHEDULE 1

Borrower Subsidiaries

Name of Subsidiary	Jurisdiction of Organization
ACE SOLID WASTE, INC.	Minnesota
ADVANCED SYSTEMS PORTABLE RESTROOMS, INC.	Oregon
Alaska Waste-Interior, LLC	Alaska
Alaska waste-kenai Peninsula, llc	Alaska
alaska waste mat-su, LLC	Alaska
AMERICAN DISPOSAL COMPANY, INC.	Washington
ANDERSON COUNTY LANDFILL, INC.	Delaware
ANDERSON REGIONAL LANDFILL, LLC	Delaware
ARKANSAS RECLAMATION COMPANY, LLC	Arkansas
AUSTIN LANDFILL HOLDINGS, INC.	Delaware
BISON BUTTE ENVIRONMENTAL, LLC	Minnesota
BITUMINOUS RESOURCES, INC.	Kentucky
BRENT RUN LANDFILL, INC.	Delaware
BROADACRE LANDFILL, INC.	Colorado
BUTLER COUNTY LANDFILL, INC.	Nebraska
CALPET, LLC	Wyoming
CAMINO REAL ENVIRONMENTAL CENTER, INC.	New Mexico
CAPITAL REGION LANDFILLS, INC.	New York
Carpenter Waste Holdings, LLC	New York
CHAMBERS DEVELOPMENT OF NORTH CAROLINA, INC.	North Carolina
CHIMNEY BUTTE ENVIRONMENTAL L.L.C.	Minnesota
CHIQUITA CANYON, INC.	Delaware
CHIQUITA CANYON, LLC	Delaware
CLAY BUTTE ENVIRONMENTAL, LLC	Minnesota
Clifton Organics, LLC	New York
COLD CANYON LAND FILL, INC.	California
COLUMBIA RESOURCE CO., L.P.	Washington
COLUMBIA RIVER DISPOSAL, INC.	Washington
COMMUNITY REFUSE DISPOSAL INC.	Nebraska
CONTRACTORS WASTE SERVICES, INC.	Kentucky
CORRAL DE PIEDRA LAND COMPANY	California
County Waste — Ulster, LLC	New York

Schedule 1

Borrower Subsidiaries

Name of Subsidiary	Jurisdiction of Organization
COUNTY WASTE AND RECYCLING SERVICE, INC.	New York
COUNTY WASTE TRANSFER CORP.	New York
CRI HOLDINGS, LLC	Delaware
CURRY TRANSFER & RECYCLING, INC.	Oregon
CWI ACQUISITION, LLC	North Carolina
D. M. DISPOSAL CO., INC.	Washington
DELTA CONTRACTS, LLC	Delaware
DENVER REGIONAL LANDFILL, INC.	Colorado
DIVERSIFIED BUILDINGS, L.L.C.	Kansas
EAGLE FORD RECLAMATION COMPANY, LLC	Texas
EL PASO DISPOSAL, LP	Texas
ELKO SANITATION COMPANY	Nevada
EMPIRE DISPOSAL, INC.	Washington
ENTECH ALASKA LLC	Alaska
ENVIRONMENTAL TRUST COMPANY	Tennessee
EVERGREEN DISPOSAL, INC.	Montana
FINLEY-BUTTES LIMITED PARTNERSHIP	Oregon
FINNEY COUNTY LANDFILL, INC.	Delaware
Fort Ann Transfer Station, LLC	New York
FRONT RANGE LANDFILL, INC.	Delaware
G & P DEVELOPMENT, INC.	Nebraska
GBUSA HOLDINGS, LLC	North Carolina
GOD BLESS THE USA, INCORPORATED	North Carolina
GREEN WASTE SOLUTIONS OF ALASKA, LLC	Alaska
HARDIN SANITATION, INC.	Idaho
HAROLD LEMAY ENTERPRISES, INCORPORATED	Washington
HIGH DESERT SOLID WASTE FACILITY, INC.	New Mexico
HUDSON VALLEY WASTE HOLDING, INC.	Delaware
ISLAND DISPOSAL, INC.	Washington
J BAR J LAND, INC.	Nebraska
LACASSINE HOLDINGS, L.L.C.	Louisiana
LAKESHORE DISPOSAL, INC.	Idaho
LAUREL RIDGE LANDFILL, L.L.C.	Delaware
LEALCO, INC.	Texas
LFC, INC.	Delaware

Schedule 1

Borrower Subsidiaries

Name of Subsidiary	Jurisdiction of Organization
LIGHTNING BUTTE ENVIRONMENTAL, LLC	Minnesota
LOUISIANA RECLAMATION COMPANY, L.L.C.	Louisiana
MADERA DISPOSAL SYSTEMS, INC.	California
MAMMOTH DISPOSAL COMPANY	California
MANAGEMENT ENVIRONMENTAL NATIONAL, INC.	Washington
MASON COUNTY GARBAGE CO., INC.	Washington
MBO, LLC	Delaware
MDSI OF LA, INC.	California
MILLENNIUM WASTE INCORPORATED	Indiana
MISSION COUNTRY DISPOSAL	California
MORRO BAY GARBAGE SERVICE	California
MURREY’S DISPOSAL COMPANY, INC.	Washington
NEBRASKA ECOLOGY SYSTEMS, INC.	Nebraska
NOBLES COUNTY LANDFILL, INC.	Minnesota
NORTHWEST CONTAINER SERVICES, INC.	Oregon
OKLAHOMA CITY WASTE DISPOSAL, INC.	Oklahoma
OKLAHOMA LANDFILL HOLDINGS, INC.	Delaware
OSAGE LANDFILL, INC.	Oklahoma
PIERCE COUNTY RECYCLING, COMPOSTING AND DISPOSAL, LLC	Washington
POTRERO HILLS LANDFILL, INC.	California
PRAIRIE DISPOSAL, LLC	North Dakota
PRAIRIE LIQUIDS, LLC	Delaware
PSI ENVIRONMENTAL SERVICES, INC.	Indiana
PSI ENVIRONMENTAL SYSTEMS, INC.	Indiana
R.A. BROWNRIGG INVESTMENTS, INC.	Oregon
R.J.C. TRUCKING CO.	Oregon
R360 ARTESIA, LLC	Delaware
R360 CLACO, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS HOLDINGS, INC.	Delaware
R360 ENVIRONMENTAL SOLUTIONS OF LOUISIANA, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS OF MISSISSIPPI, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS OF TEXAS, LLC	Delaware
R360 ES HOLDINGS, INC.	Delaware
R360 HITCHCOCK, LLC	Delaware

Schedule 1

Borrower Subsidiaries

Name of Subsidiary	Jurisdiction of Organization
R360 LOGISTICS, LLC	Delaware
R360 OKLAHOMA, LLC	Delaware
R360 PERMIAN BASIN, LLC	New Mexico
R360 RED BLUFF, LLC	Texas
R360 SHUTE CREEK, LLC	Delaware
R360 SILO, LLC	Delaware
R360 WILLISTON BASIN, LLC	Delaware
RAILROAD AVENUE DISPOSAL, LLC	Delaware
RED CARPET LANDFILL, INC.	Oklahoma
RENSSELAER REGION LANDFILLS, INC.	Delaware
RH FINANCIAL CORPORATION	Washington
RICH VALLEY, LLC	Minnesota
RKS HOLDING, CORP.	New York
S.A. DUNN & COMPANY, LLC	New York
SAN LUIS GARBAGE COMPANY	California
SANIPAC, INC.	Oregon
SCOTT SOLID WASTE DISPOSAL COMPANY	Tennessee
SCOTT WASTE SERVICES, LLC	Kentucky
SEABREEZE RECOVERY, INC.	Delaware
SECTION 18, LLC	Minnesota
SEDALIA LAND COMPANY	Colorado
SHALE GAS SERVICES, LLC	Arkansas
Sierra Holding Group, LLC	New York
Sierra Processing, LLC	New York
SILVER SPRINGS ORGANICS L.L.C.	Washington
SJ RECLAMATION, INC.	Delaware
SKB (AUSTIN) ENVIRONMENTAL, LLC	Minnesota
SKB ENVIRONMENTAL, INC.	Minnesota
SKB RECYCLING, LLC	Minnesota
SMOKY BUTTE ENVIRONMENTAL, LLC	Minnesota
SOUTH COUNTY SANITARY SERVICE, INC.	California
Sterling Avenue Properties, LLC	New York
STUTZMAN REFUSE DISPOSAL INC.	Kansas
TACOMA RECYCLING COMPANY, INC.	Washington
TENNESSEE WASTE MOVERS, INC.	Delaware

Schedule 1

Borrower Subsidiaries

Name of Subsidiary	Jurisdiction of Organization
THUNDER BUTTE ENVIRONMENTAL, LLC	Minnesota
US LIQUIDS OF LA, L.P.	Delaware
VOORHEES SANITATION, L.L.C.	Idaho
WASCO COUNTY LANDFILL, INC.	Delaware
WASTE CONNECTIONS MANAGEMENT SERVICES, INC.	Delaware
WASTE CONNECTIONS OF ALABAMA, INC.	Delaware
WASTE CONNECTIONS OF ALASKA, INC.	Delaware
WASTE CONNECTIONS OF ARIZONA, INC.	Delaware
WASTE CONNECTIONS OF ARKANSAS, INC.	Delaware
WASTE CONNECTIONS OF CALIFORNIA, INC.	California
WASTE CONNECTIONS OF COLORADO, INC.	Delaware
WASTE CONNECTIONS OF GEORGIA, INC.	Delaware
WASTE CONNECTIONS OF IDAHO, INC.	Indiana
WASTE CONNECTIONS OF ILLINOIS, INC.	Delaware
WASTE CONNECTIONS OF IOWA, INC.	Iowa
WASTE CONNECTIONS OF KANSAS, INC.	Delaware
WASTE CONNECTIONS OF KENTUCKY, INC.	Delaware
WASTE CONNECTIONS OF LEFLORE, LLC	Mississippi
WASTE CONNECTIONS OF LOUISIANA, INC.	Delaware
WASTE CONNECTIONS OF MINNESOTA, INC.	Minnesota
WASTE CONNECTIONS OF MISSISSIPPI DISPOSAL SERVICES, LLC	Mississippi
WASTE CONNECTIONS OF MISSISSIPPI, INC.	Delaware
WASTE CONNECTIONS OF MONTANA, INC.	Delaware
WASTE CONNECTIONS OF NEBRASKA, INC.	Delaware
WASTE CONNECTIONS OF NEW MEXICO, INC.	Delaware
WASTE CONNECTIONS OF NORTH CAROLINA, INC.	Delaware
WASTE CONNECTIONS OF NORTH DAKOTA, INC.	Delaware
WASTE CONNECTIONS OF OKLAHOMA, INC.	Oklahoma
WASTE CONNECTIONS OF OREGON, INC.	Oregon
WASTE CONNECTIONS OF SOUTH CAROLINA, INC.	Delaware
WASTE CONNECTIONS OF SOUTH DAKOTA, INC.	South Dakota
WASTE CONNECTIONS OF TENNESSEE, INC.	Delaware
WASTE CONNECTIONS OF TEXAS, LLC	Delaware
WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC.	California
WASTE CONNECTIONS OF UTAH, INC.	Delaware

Schedule 1

Borrower Subsidiaries

Name of Subsidiary	Jurisdiction of Organization
WASTE CONNECTIONS OF WASHINGTON, INC.	Washington
WASTE CONNECTIONS OF WYOMING, INC.	Delaware
WASTE CONNECTIONS TRANSPORTATION COMPANY, INC.	Oregon
WASTE REDUCTION SERVICES, L.L.C.	Oregon
WASTE SERVICES OF N.E. MISSISSIPPI, INC.	Mississippi
WASTE SOLUTIONS GROUP OF SAN BENITO, LLC	Delaware
WCI AUSTIN LANDFILL, LLC	Minnesota
WCI-WHITE OAKS LANDFILL, INC.	Delaware
WEST BANK ENVIRONMENTAL SERVICES, INC.	Indiana
WEST COAST RECYCLING AND TRANSFER, INC.	Oregon
WYOMING ENVIRONMENTAL SERVICES, INC.	Indiana
YAKIMA WASTE SYSTEMS, INC.	Washington

Excluded Subsidiaries

Name of Excluded Subsidiary	Jurisdiction of Organization
ECOSORT, L.L.C.	Oregon
WEST VALLEY COLLECTION & RECYCLING, LLC	California

Schedule 1

Borrower Subsidiaries

SCHEDULE 1.01A

EXISTING LETTERS OF CREDIT

L/C Issuer	Applicant Name	LC #	Issue Date	Expiry Date	Beneficiary Name	LC Amount

BANK OF AMERICA	WASTE CONNECTIONS IN	1415387	4/1/2005	8/1/2015	UNITED STATES FIDELI	$1,135,000.00
BANK OF AMERICA	999 HAROLD LEMAY ENT	68005720	4/6/2005	3/7/2015	U.S. BANK NATIONAL A	$16,126,397.26
BANK OF AMERICA	MAMMOTH DISPOSAL COM	68016802	1/16/2007	12/31/2015	COUNTY OF MONO	$15,000.00
BANK OF AMERICA	WASTE CONNECTIONS IN	68019616	7/12/2007	7/12/2015	THE BANK OF NEW YORK	$15,678,356.16
BANK OF AMERICA	WASTE CONNECTIONS, I	68026728	4/10/2009	4/8/2015	COUNTY OF LOS ANGELE	$1,000,000.00
BANK OF AMERICA	WASTE CONNECTIONS, I	68026729	4/10/2009	4/9/2015	COUNTY OF LOS ANGELE	$1,000,000.00
BANK OF AMERICA	WASTE CONNECTIONS IN	68026732	5/6/2009	5/6/2015	ACE AMERICAN INSURAN	$26,930,400.00
BANK OF AMERICA	WASTE CONNECTIONS OF	68026733	11/20/2009	12/1/2015	THE CITY OF DERBY ("	$1,470,763.80
BANK OF AMERICA	SEDELIA LAND COMPANY	68026735	2/19/2010	2/15/2015	THE BOARD OF COUNTY	$44,750.00
BANK OF AMERICA	WASTE CONNECTIONS OF	68036578	2/24/2011	2/23/2015	KANSAS DEPARTMENT OF	$1,000.00
BANK OF AMERICA	POTRERO HILLS LANDFI	68036579	5/23/2012	4/19/2015	DEPARTMENT OF FISH A	$3,740,330.00
BANK OF AMERICA	POTRERO HILLS LANDFI	68036580	3/14/2012	2/24/2015	DEPARTMENT OF FISH A	$351,372.00
BANK OF AMERICA	POTRERO HILLS LANDFI	68036581	3/14/2012	2/24/2015	DEPARTMENT OF FISH A	$2,995,296.70
BANK OF AMERICA	POTRERO HILLS LANDFI	68036582	3/14/2012	2/24/2015	DEPARTMENT OF FISH A	$23,904.00
BANK OF AMERICA	POTRERO HILLS LANDFI	68036583	3/14/2012	2/24/2015	DEPARTMENT OF FISH A	$1,349,165.00
BANK OF AMERICA	POTRERO HILLS LANDFI	68036584	3/14/2012	2/24/2015	DEPARTMENT OF FISH A	$1,044,714.00
BANK OF AMERICA	CAMINO REAL ENVIRONM	68076232	7/27/2012	7/26/2015	EL PASO ELECTRIC COM	$14,468.00
BANK OF AMERICA	R360 ENVIRONMENTAL S	68097065	6/13/2013	6/30/2015	LIBERTY MUTUAL INSUR	$75,000.00

					TOTAL	$72,995,916.92

UNION BANK	WASTE CONNECTIONS, INC.	S323370M	2/27/2013	2/26/2014	NATIONAL UNION FIRE INSURANCE CO.	$25,000.00
UNION BANK	WASTE CONNECTIONS, INC.	S323485M	3/11/2013	3/10/2014	COUNTY OF LA DEPT OF PUBLIC WORKS	$10,000.00

					TOTAL	$35,000.00

Schedule 1.01A

Existing Letters of Credit

SCHEDULE 1.01B

Covenanted Senior Debt

Pursuant to the terms and conditions of that certain Master Note Purchase Agreement, dated July 15, 2008, by and among certain of the Borrowers and certain accredited institutional investors, as amended, including the First and Second Supplements thereto, the following senior unsecured notes are issued and outstanding:

1.	$175,000,000 of 6.22% Senior Notes due 2015
2.	$175,000,000 of 5.25% Senior Notes due 2019
3.	$100,000,000 of 3.30% Senior Notes due 2016, $50,000,000 of 4.00% Senior Notes due 2018, and $100,000,000 of 4.64% Senior Notes due 2021

Schedule 1.01B

Covenanted Senior Debt

SCHEDULE 2.01

REVOLVING COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Revolver	Revolving Percentage	Term Loan	Term Loan Percentage	Total Percentage
Bank of America, N.A.	$180,000,000	15.000000000%	$185,000,000	23.125000000%	18.250000000%
JPMorgan Chase Bank, N.A.	$175,000,000	14.583333333%	$110,000,000	13.750000000%	14.250000000%
Wells Fargo Bank, National Association	$175,000,000	14.583333333%	$110,000,000	13.750000000%	14.250000000%
Compass Bank	$107,500,000	8.958333333%	$65,000,000	8.125000000%	8.625000000%
PNC Bank, National Association	$107,500,000	8.958333333%	$65,000,000	8.125000000%	8.625000000%
MUFG Union Bank, N.A.	$107,500,000	8.958333333%	$65,000,000	8.125000000%	8.625000000%
U.S. Bank, National Association	$107,500,000	8.958333333%	$65,000,000	8.125000000%	8.625000000%
Branch Banking and Trust Company	$80,000,000	6.666666667%	$45,000,000	5.625000000%	6.250000000%
CoBank, ACB	$47,500,000	3.958333333%	$27,500,000	3.437500000%	3.750000000%
KeyBank National Association	$47,500,000	3.958333333%	$27,500,000	3.437500000%	3.750000000%
Amegy Bank National Association	$32,500,000	2.708333333%	$17,500,000	2.187500000%	2.500000000%
Citizens Bank, N.A.	$32,500,000	2.708333333%	$17,500,000	2.187500000%	2.500000000%
TOTAL	$1,200,000,000	100.000000000%	$800,000,000	100.000000000%	100.000000000%

Schedule 2.01

Revolving Commitments and Applicable Percentages

SCHEDULE 5.07

Litigation

None.

Schedule 5.07

Litigation

SCHEDULE 5.16

Environmental Matters

None.

Schedule 5.16

Environmental Matters

SCHEDULE 5.17

Related Party Transactions

The Parent has made from time to time home purchase assistance relocation related loans to certain employees of the Parent and its Subsidiaries.

Schedule 5.17

Related Party Transactions

SCHEDULE 6.07

Permitted Self-Insurance

Deductible levels in the Borrowers’ high deductible insurance program are listed below:

Automobile Liability Insurance	$2,000,000.00
Workers’ Compensation and Employer’s Liability Insurance	$1,500,000.00
General Liability Insurance	$1,000,000.00
Pollution Legal Liability (PLL) Insurance[1]	$250,000.00
Site Pollution Incident Legal Liability (SPILLS) (R360 only)	$250,000.00
Employment Practices Liability	$250,000.00
Employee Group Health Insurance	$250,000.00
All-Risk Property Insurance[2]	$25,000.00

 1 $100,000.00 for R360.

2 $100,000.00 for fire loss.

Schedule 6.07

Permitted Self-Insurance

SCHEDULE 7.01

Existing Indebtedness

Lender	Borrower	Outstanding Balance
California Pollution Control Financing Authority	Waste Connections, Inc.	$15,500,000
Washington Economic Development Finance Authority	Harold LeMay Enterprises, Incorporated	15,930,000
SEI Solid Waste, Inc.	Waste Connections of California, Inc.	879,440
Michael L. Zupan	Waste Connections of Colorado, Inc.	291,218
Commencement Bay Guardianship Services	LeMay Enterprises, Inc.	711,646
Antonio M. Totorica	Lakeshore Disposal, Inc.	16,355
Brenda Totorica	Lakeshore Disposal, Inc.	16,355
Craig and Linda Van Bockern	Waste Connections of South Dakota, Inc.	190,881
Stutzman Trusts	Waste Connections of Kansas, Inc.	1,000,000
Paul and Brenda Pennington	Waste Connections of Tennessee, Inc.	599,671
Blue Star Holdings, Inc.	Waste Connections, Inc.	1,073,325
Private Placement Senior Note Holders	Waste Connections, Inc.	175,000,000
Private Placement Senior Note Holders	Waste Connections, Inc.	175,000,000
Private Placement Senior Note Holders	Waste Connections, Inc.	250,000,000
Town of Colonie	Capital Regional Landfills, Inc.	3,356,370
Total Existing Indebtedness		$639,565,261

Schedule 7.01

Existing Indebtedness

SCHEDULE 7.02

Existing Liens

Parent’s investment in Evergreen National Indemnity Company ($5,000,000) is posted as security to support surety and performance bonds issued by Evergreen on behalf of the Borrowers.

2.	Liens Securing Indebtedness Listed on Schedule 7.01

COMPANY	SECURED PARTY	COLLATERAL
WASTE CONNECTIONS OF COLORADO, INC.	American Strategic Income Portfolio Inc.-II	All Assets
WASTE CONNECTIONS OF TENNESSEE, INC.	Paul and Brenda Pennington	Deed of Trust
LAKESHORE DISPOSAL, INC.	Antonio M. Totorica	All Assets and Vehicles
LAKESHORE DISPOSAL, INC.	Brenda Totorica	All Assets and Vehicles

3.	Other Liens

COMPANY	JUR.	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL
Arkansas Reclamation Company, LLC	AR	Air Liquide Industrial US LP	40000018111319 08/20/2010	Specific Equipment

COMPANY	JUR.	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL
		Iberia Bank	40000057766227 10/03/2012	All Accounts Receivable (underlying debt has been paid off and termination of Lien is in process and will happen in the ordinary course of business)
		One Bank and Trust, N.A.	40000011383858 04/16/2010	Specific Leased Equipment
COLUMBIA RESOURCE CO., L.P.	WA	Dell Financial Services L.L.C.	2003-265-9726-4 09/2003	Specific leased computer equipment

COMPANY	JUR.	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL
		Dell Financial Services, L.L.C.	2003-276-3578-1 10/03/2003	Specific leased computer equipment
		Dell Financial Services, L.L.C.	2003-280-4224-3 10/07/2003	Specific leased computer equipment
EAGLE FORD RECLAMATION COMPANY, LLC	TX	Air Liquide Industrial US LP	13-0022308786 07/15/2013	Specific Equipment
EMPIRE DISPOSAL, INC.	WA	Kenworth Sales Co. Spokane	2010-228-9183-0 08/16/2010	Specific equipment and inventory
FINLEY-BUTTES LIMITED PARTNERSHIP	OR	Les Schwab Tire Centers of Portland, Inc.	8660664 11/16/2010	Goods and proceeds purchased from Secured Party by Debtor
GOD BLESS THE USA, INCORPORATED	NC	Center Capital Corporation	20090051540H 07/2/2009	Equipment financed pursuant to Master Loan and Security Agreement No. 50527
		Center Capital Corporation	20090076528M 10/07/2009	Specific Equipment (Identifies by Serial Numbers) and other equipment financed pursuant to Master Loan and Security Agreement No. 50527

COMPANY	JUR.	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL
		Fifth Third Bank	20130108066J 11/15/2013	All Assets (underlying debt has been paid off and termination of Lien is in process and will happen in the ordinary course of business)
		Webster Capital Finance, Inc.	20140020592G 03/7/2014	Specific Equipment
		Webster Capital Finance, Inc.	20140048368H 05/21/2014	Specific Equipment (Identifies by Serial Numbers) and other equipment financed pursuant to Master Loan and Security Agreement No. 69404
		Webster Capital Finance, Inc.	20100082801C 10/22/2010	Specific Equipment (Identifies by Serial Numbers) and other equipment financed pursuant to Master Loan and Security Agreement No. 50527
LACASSINE HOLDINGS, L.L.C.	LA	CNH Capital America LLC	117-1327329 06/06/2008	Specific Leased Equipment (Kobelc Excavator)
LAKESHORE DISPOSAL, INC.	ID	Fluid Connector Products, Inc.	2010-1079717-3 06/07/2010	Specific Tools Loaned to Debtor

COMPANY	JUR.	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL
MURREY’S DISPOSAL COMPANY, INC.	WA	Associated Petroleum Products, Inc.	2008-168-2648-5 06/16/2008	Rectangular Tank
POTRERO HILLS LANDFILL, INC.	CA	United Rentals Northwest, Inc.	08-7142219569 01/03/2008	Towable Light Tower
		United Rentals Northwest, Inc.	08-7142220591 01/03/2008	Trash Pump

COMPANY	JUR.	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL
PRAIRIE DISPOSAL, INC.	ND	RDO Equipment Co.	10-000608553-7 07/01/2010	Specific Leased Equipment (Compost Turner)
		North Central Rental & Leasing, LLC	11-000713030-0 12/22/2011	Specific Leased Equipment (Caterpillar)
		North Central Rental & Leasing, LLC	12-000725720-2 02/15/2012	Specific Leased Equipment (Caterpillar)
		North Central Rental & Leasing, LLC	12-000735036-4 03/26/2012	Specific Leased Equipment (Caterpillar)
		North Central Rental & Leasing, LLC	12-000756735-4 06/29/2012	Specific Leased Equipment (Caterpillar)
R360 ENVIRONMENTAL SOLUTIONS, LLC	DE	North Central Rental & Leasing, LLC	2012 2907097 07/28/2012	Specific Leased Equipment (Caterpillar)
		North Central Rental & Leasing, LLC	2012 3304195 08/26/2012	Specific Leased Equipment (Caterpillar)
SANIPAC, INC.	OR	Financial Federal Credit Inc.	6988577 07/22/2005	All Assets
		Financial Federal Credit Inc.	7037432 09/13/2005	All Assets

COMPANY	JUR.	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL
		Financial Federal Credit Inc.	7760093 10/02/2007	All Assets
		Financial Federal Credit Inc.	7760104 10/02/2007	All Assets
		Financial Federal Credit Inc.	7788752 11/01/2007	All Assets
		Financial Federal Credit Inc.	7788780 11/01/2007	All Assets
SILVER SPRINGS ORGANICS L.L.C.	WA	Bank of the West, Trinity Division	2008-067-3426-4 03/07/2008	Komptech Crambo Shredders
		Clyde/West, Inc.	2008-162-1243-1 06/10/2008	Volvo Wheel Loader
		VFS Leasing Co.	2008-254-6392-3 09/19/2008	2008 Volvo
US LIQUIDS OF LA, L.P.	DE	Holt Cat	2011 2245721 06/13/2011	Specific Leased Equipment (Caterpillar Tractor)
		Holt Cat	2011 2474115 06/28/2011	Specific Leased Equipment (Caterpillar)

COMPANY	JUR.	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL
WASTE CONNECTIONS OF CALIFORNIA, INC.	CA	Wells Fargo Financial Leasing, Inc.	09-7208086212 09/14/2009	Specific Leased Equipment (Copiers)
		Bank of the West, Trinity Division	09-7212870703 10/30/2009	Security System
WASTE CONNECTIONS OF IOWA, INC.	IA	Bankers Leasing Company	E940742-6 09/26/2008	Specific Leased Equipment (Copier)
WASTE CONNECTIONS OF KANSAS, INC.	DE	Key Equipment Finance Inc.	2007 1714715 05/07/2007	Specific Leased Equipment (pursuant to Master Lease)
		Deere Credit, Inc.	2008 0516391 02/12/2008	Specific Leased Equipment (John Deere Tractors)
		Deere Credit, Inc.	2008 3354691 10/03/2008	Specific Leased Equipment (John Deere Scraper)
WASTE CONNECTIONS OF MINNESOTA, INC.	MN	First National Bank	200813761116 11/04/2008	Specific Leased Equipment (Scanners, Copier)
WASTE CONNECTIONS OF MONTANA, INC.	DE	Deere Credit, Inc.	2007 2374030	Specific Leased Equipment (John Deere Excavator)
WASTE CONNECTIONS OF OKLAHOMA, INC.	OK	Oklahoma Office Systems, Inc.	E2006012339026 10/12/2006	Specific Leased Equipment (Copiers, Printers)

COMPANY	JUR.	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL
		Oklahoma Office Systems, Inc.	E2007015127631 12/28/2007	Specific Leased Equipment (Copiers, Printers)
		LCA Bank Corporation	E2008001361627 02/06/2008	Specific Leased Equipment (Security Equipment)
		Oklahoma Office Services	E2009006106832 06/18/2009	Specific Leased Equipment (Copiers, Printers)
WASTE CONNECTIONS OF OREGON, INC.	OR	Les Schwab Warehouse Center, Inc.	7127192 12/19/2005	Purchased Goods (New and Used Wheels, Batteries)
WASTE CONNECTIONS OF TENNESSEE, INC.	DE	First Tennessee Bank National Association	2007 0360437 01/26/2007	Specific Leased Equipment (Power Washers)
		The McPherson Companies, Inc.	2007 1115566 03/26/2007	Specific Leased Equipment (Meters, Tubing, Reels)
		GreatAmerica Leasing Corporation	2009 0899200 03/20/2009	Specific Leased Equipment (Copiers)
		U.S. Bancorp	2008 1503919 04/30/2008	Specific Leased Equipment (Identifies by Serial Numbers Only)

COMPANY	JUR.	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL
		U.S. Bancorp	2009 3310718 10/14/2009	Specific Leased Equipment (Identifies by Serial Number Only)
WASTE CONNECTIONS OF TEXAS, LLC	DE	General Electric Capital Corporation	2009 1853552 06/10/2009	Specific Leased Equipment (Pursuant to Master Lease)
		U.S. Bancorp Business Equipment Finance Group	2011 0638224 02/22/2011	Specific Leased Equipment (Identifies by Serial Number Only)
		U.S. Bancorp Business Equipment Finance Group	2011 0718992 02/26/2011	Specific Leased Equipment (Identifies by Serial Number Only)
WASTE CONNECTIONS OF WASHINGTON, INC.	WA	Holt Cat	2009-182-9173-0 07/01/2009	Specific Leased Equipment (Caterpillar)
WASTE CONNECTIONS, INC.	DE	US Bancorp	2010 2827040 08/12/2010	Specific Leased Equipment (Identifies by Serial Number Only)
		Les Schwab Tire Centers of Washington, Inc.	2011 3457325 09/08/2011	Specific Leased Equipment (Tires)

COMPANY	JUR.	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL
		Wilmington Trust Company, not in its individual capacity but solely as Trustee under Trust Agreement dated as of April 3, 2006	2010 0114151 12/24/2009	Specific Leased Equipment (Aircraft)
		Holt Cat	2010 0198402 01/20/2010	Specific Leased Equipment (Caterpillar Tractor)
		US Bancorp	2010 0352603 02/01/2010	Specific Leased Equipment (Identifies by Serial Number Only)
		U.S. Bancorp Equipment Finance, Inc.	2011 2298704 06/15/2011	Specific Leased Equipment (Identifies by Serial Number Only)
		U.S. Bancorp Equipment Finance, Inc.	2012 3747179 09/28/2012	Specific Leased Equipment (Copier)
		U.S. Bank Equipment Finance	20133815892 09/30/2013	Specific Leased Equipment (Copiers)
		U.S. Bank Equipment Finance	20133815900 09/30/2013	Specific Leased Equipment (Copiers)
		U.S. Bank Equipment Finance	20134728037 12/02/2013	Specific Leased Equipment (Copiers)
		U.S. Bank Equipment Finance	20140051268 01/06/2014	Specific Leased Equipment (Copiers)
		U.S. Bank Equipment Finance	20143852233 09/25/2014	Specific Leased Equipment (Printers)

COMPANY	JUR.	SECURED PARTY	FILE NO./ FILE DATE	COLLATERAL
YAKIMA WASTE SYSTEMS, INC.	WA	Les Schwab Warehouse Center, Inc.	200533429334 11/30/2005	Specific Leased Equipment (Batteries)

Schedule 7.02

Existing Liens

SCHEDULE 10.02

administrative agent’s OFFICE; certain ADDRESSES FOR NOTICES

BORROWERS:

Waste Connections, Inc.

3 Waterway Square Place, Suite 110

The Woodlands, TX 77380

Attention:   Worthing F. Jackman, Executive Vice President

and Chief Financial Officer

Phone: (832) 442-2266

Fax: (832) 442-2291

Email: worthingj@wasteconnections.com

with a copy to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, TX 77002

Attn:  Craig Kornreich, Esq.

Telephone:  713-546-7489

Facsimile:  713-546-5401

Email:  craig.kornreich@lw.com

ADMINISTRATIVE AGENT:

Administrative Agent’s Office

(for payments and Requests for Credit Extensions):

Bank of America, N.A.

101 N. Tryon Street

Mail Code:  NC1-001-05-46

Charlotte, NC 28255-0001

Attention:      Rose M. Bollard

Telephone:       (980) 386-2881

Telecopier:       (704) 409-0355

Electronic Mail:  rose.bollard@baml.com

Account No.:  1366212250600

Ref:     Waste Connections

ABA#       026009593

Other Notices as Administrative Agent:

Bank of America, N.A.

Agency Management

555 California Street, 4th Floor

Mail Code:  CA5-705-04-09

San Francisco, CA 94104

Schedule 10.02

Administrative Agent’s Office; Certain Addresses for Notices

Attention:      Angela Lau

Telephone:       (415) 436-4000

Telecopier:       (415) 503-5008

Electronic Mail:  angela.lau@baml.com

Other Notices as Administrative Agent (also copy):

Bank of America, N.A.

100 Federal Street

Mail Code:  MA5-100-09-07

Boston, MA 02110

Attention:      Maria F. Maia, Managing Director

Telephone:       (617) 434-5751

Telecopier:       (980) 233-7700

Electronic Mail:  maria.f.maia@baml.com

Other Notices as Administrative Agent (also copy):

Goulston & Storrs

400 Atlantic Avenue

Boston, MA 02110

Attention:      Pamela M. MacKenzie, Esq.

Telephone:       (617) 574-4106

Telecopier:       (617) 574-4112

Electronic Mail:  pmackenzie@goulstonstorrs.com

L/C ISSUER:

Bank of America, N.A.

Trade Operations

1 Fleet Way

Mail Code:  PA6-580-02-30

Scranton, PA 18507

Attention:  Alfonso Malave Jr.

Telephone:  (570) 496-9622

Telecopier: (800) 755-8743

Electronic Mail:  alfonso.malave@baml.com

SWING LINE LENDER:

Bank of America, N.A.

101 N. Tryon Street

Mail Code:  NC1-001-05-46

Charlotte, NC 28255-0001

Attention:      Rose M. Bollard

Telephone:       (980) 386-2881

Telecopier:       (704) 409-0355

Electronic Mail:  rose.bollard@baml.com

Schedule 10.02

Administrative Agent’s Office; Certain Addresses for Notices

Account No.:  1366212250600

Ref:     Waste Connections

ABA#       026009593

Schedule 10.02

Administrative Agent’s Office; Certain Addresses for Notices

EXHIBIT A-1

FORM OF COMMITTED LOAN NOTICE

Date: ___________, _____

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Revolving Credit and Term Loan Agreement, dated as of January 26, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), by and among Waste Connections, Inc., and certain of its Subsidiaries party thereto (collectively, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby requests (select one):

☐ A Committed Borrowing               ☐ A conversion or continuation of Committed Loans

1.        On                                                                    (a Business Day).

2.        In the amount of $                                         .

3.        Comprised of                                                  .

[Type of Loan requested]

4. For LIBOR Rate Loans: with an Interest Period of ___ months.

The Committed Borrowing, if any, requested herein complies with the provisos to the first sentence of Section 2.01(b) of the Agreement.

The Borrowers hereby represent and warrant that the conditions specified in Sections 4.02(a) and (b) of the Agreement shall be satisfied on and as of the date of the applicable Credit Extension.

WASTE CONNECTIONS, INC.,
on behalf of itself and the other Borrowers

By:

Name:

Title:

Exhibit A-1

Form of Committed Loan Notice

EXHIBIT A-2

FORM OF swing line loan NOTICE

Date: ___________, _____

To: Bank of America, N.A., as Swing Line Lender and Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Revolving Credit and Term Loan Agreement, dated as of January 26, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), by and among Waste Connections, Inc., and certain of its Subsidiaries party thereto (collectively, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby requests a Swing Line Loan:

1.        On                                            (a Business Day).

2.        In the amount of $                        .

The Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.04(a) of the Agreement.

The Borrowers hereby represent and warrant that the conditions specified in Sections 4.02(a) and (b) of the Agreement shall be satisfied on and as of the date of the applicable Credit Extension.

WASTE CONNECTIONS, INC.,
on behalf of itself and the other Borrowers

By:

Name:

Title:

Exhibit A-2

Form of Swing Line Loan Notice

EXHIBIT A-3

FORM OF Term LOAN NOTICE

Date: ___________, _____

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Revolving Credit and Term Loan Agreement, dated as of January 26, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), by and among Waste Connections, Inc., and certain of its Subsidiaries party thereto (collectively, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby requests (select one):

☐ A Term Loan Borrowing 3 ☐ A conversion or continuation of Term Loans

1.        On                                                                               (a Business Day).

2.        In the amount of $                                                    .

3.        Comprised of                                                            .

[Type of Loan requested]

4.        For LIBOR Rate Loans: with an Interest Period of ___ months.

WASTE CONNECTIONS, INC.,
on behalf of itself and the other Borrowers

By:

Name:

Title:

3 For use only on the Closing Date.

Exhibit A-3

Form Of Term Loan Notice

EXHIBIT B-1

form of revolving credit NOTE

$	_________, 20__

FOR VALUE RECEIVED, the undersigned (the “Borrowers”) hereby, jointly and severally, promise to pay to                              or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Committed Loan from time to time made by the Lender to the Borrowers under that certain Revolving Credit and Term Loan Agreement, dated as of January 26, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among the Borrowers, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The Borrowers, jointly and severally, promise to pay interest on the unpaid principal amount of each Committed Loan from the date of such Committed Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. Except as otherwise provided in Section 2.04(f) of the Agreement with respect to Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Revolving Credit Note is one of the Revolving Credit Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Revolving Credit Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Committed Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Revolving Credit Note and endorse thereon the date, amount and maturity of its Committed Loans and payments with respect thereto.

Each of the Borrowers, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Revolving Credit Note.

THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

Exhibit B-1

Form of Revolving Credit Note

IN WITNESS WHEREOF, the Borrowers hereto have caused this Revolving Credit Note to be duly executed as of the date first above written.

BORROWERS:

WASTE CONNECTIONS, INC.
ADVANCED SYSTEMS PORTABLE RESTROOMS, INC.
ACE SOLID WASTE, INC.
ALASKA WASTE MAT-SU, LLC
ALASKA WASTE-INTERIOR, LLC
ALASKA WASTE-KENAI PENINSULA, LLC
AMERICAN DISPOSAL COMPANY, INC.
ANDERSON COUNTY LANDFILL, INC.
ANDERSON REGIONAL LANDFILL, LLC
ARKANSAS RECLAMATION COMPANY, LLC
AUSTIN LANDFILL HOLDINGS, INC.
BISON BUTTE ENVIRONMENTAL, LLC
BITUMINOUS RESOURCES, INC.
BRENT RUN LANDFILL, INC.
BROADACRE LANDFILL, INC.
BUTLER COUNTY LANDFILL, INC.
CALPET, LLC
CAMINO REAL ENVIRONMENTAL CENTER, INC.
CAPITAL REGION LANDFILLS, INC.
CARPENTER WASTE HOLDINGS, LLC
CHAMBERS DEVELOPMENT OF NORTH CAROLINA, INC.
CHIMNEY BUTTE ENVIRONMENTAL L.L.C.
CHIQUITA CANYON, INC.
CHIQUITA CANYON, LLC
CLAY BUTTE ENVIRONMENTAL, LLC
CLIFTON ORGANICS, LLC
COLD CANYON LAND FILL, INC.
COLUMBIA RESOURCE CO., L.P.
COLUMBIA RIVER DISPOSAL, INC.
COMMUNITY REFUSE DISPOSAL INC.
CONTRACTORS WASTE SERVICES, INC.
CORRAL DE PIEDRA LAND COMPANY
COUNTY WASTE — ULSTER, LLC
COUNTY WASTE AND RECYCLING SERVICE, INC.
COUNTY WASTE TRANSFER CORP.
CRI HOLDINGS, LLC
CURRY TRANSFER & RECYCLING, INC.
CWI ACQUISITION, LLC
D. M. DISPOSAL CO., INC.
DELTA CONTRACTS, LLC
DENVER REGIONAL LANDFILL, INC.
DIVERSIFIED BUILDINGS, L.L.C.

Exhibit B-1

Form of Revolving Credit Note

EAGLE FORD RECLAMATION COMPANY, LLC
EL PASO DISPOSAL, LP
ELKO SANITATION COMPANY
EMPIRE DISPOSAL, INC.
ENTECH ALASKA LLC
ENVIRONMENTAL TRUST COMPANY
EVERGREEN DISPOSAL, INC.
FINLEY-BUTTES LIMITED PARTNERSHIP
FINNEY COUNTY LANDFILL, INC.
FORT ANN TRANSFER STATION, LLC
FRONT RANGE LANDFILL, INC.
G & P DEVELOPMENT, INC.
GBUSA HOLDINGS, LLC
GOD BLESS THE USA, INCORPORATED
GREEN WASTE SOLUTIONS OF ALASKA, LLC
HARDIN SANITATION, INC.
HAROLD LEMAY ENTERPRISES, INCORPORATED
HIGH DESERT SOLID WASTE FACILITY, INC.
HUDSON VALLEY WASTE HOLDING, INC.
ISLAND DISPOSAL, INC.
J BAR J LAND, INC.
LACASSINE HOLDINGS, L.L.C.
LAKESHORE DISPOSAL, INC.
LAUREL RIDGE LANDFILL, L.L.C.
LEALCO, INC.
LFC, INC.
LIGHTNING BUTTE ENVIRONMENTAL, LLC
LOUISIANA RECLAMATION COMPANY, L.L.C.
MADERA DISPOSAL SYSTEMS, INC.
MAMMOTH DISPOSAL COMPANY
MANAGEMENT ENVIRONMENTAL NATIONAL, INC.
MASON COUNTY GARBAGE CO., INC.
MBO, LLC
MDSI OF LA, INC.
MILLENNIUM WASTE INCORPORATED
MISSION COUNTRY DISPOSAL
MORRO BAY GARBAGE SERVICE
MURREY’S DISPOSAL COMPANY, INC.
NEBRASKA ECOLOGY SYSTEMS, INC.
NOBLES COUNTY LANDFILL, INC.
NORTHWEST CONTAINER SERVICES, INC.
OKLAHOMA CITY WASTE DISPOSAL, INC.
OKLAHOMA LANDFILL HOLDINGS, INC.
OSAGE LANDFILL, INC.
PIERCE COUNTY RECYCLING, COMPOSTING AND DISPOSAL, LLC
POTRERO HILLS LANDFILL, INC.

Exhibit B-1

Form of Revolving Credit Note

PRAIRIE DISPOSAL, LLC
PRAIRIE LIQUIDS, LLC
PSI ENVIRONMENTAL SERVICES, INC.
PSI ENVIRONMENTAL SYSTEMS, INC.
R.A. BROWNRIGG INVESTMENTS, INC.
R.J.C. TRUCKING CO.
R360 ARTESIA, LLC
R360 CLACO, LLC
R360 ENVIRONMENTAL SOLUTIONS HOLDINGS, INC.
R360 ENVIRONMENTAL SOLUTIONS OF LOUISIANA, LLC
R360 ENVIRONMENTAL SOLUTIONS OF MISSISSIPPI, LLC
R360 ENVIRONMENTAL SOLUTIONS OF TEXAS, LLC
R360 ENVIRONMENTAL SOLUTIONS, LLC
R360 ES HOLDINGS, INC.
R360 HITCHCOCK, LLC
R360 LOGISTICS, LLC
R360 OKLAHOMA, LLC
R360 PERMIAN BASIN, LLC
R360 RED BLUFF, LLC
R360 SHUTE CREEK, LLC
R360 SILO, LLC
R360 WILLISTON BASIN, LLC
RAILROAD AVENUE DISPOSAL, LLC
RED CARPET LANDFILL, INC.
RENSSELAER REGION LANDFILLS, INC.
RH FINANCIAL CORPORATION
RICH VALLEY, LLC
RKS HOLDING, CORP.
S.A. DUNN & COMPANY, LLC
SAN LUIS GARBAGE COMPANY
SANIPAC, INC.
SCOTT SOLID WASTE DISPOSAL COMPANY
SCOTT WASTE SERVICES, LLC
SEABREEZE RECOVERY, INC.
SECTION 18, LLC
SEDALIA LAND COMPANY
SHALE GAS SERVICES, LLC
SIERRA HOLDING GROUP, LLC
SIERRA PROCESSING, LLC
SILVER SPRINGS ORGANICS L.L.C.
SJ RECLAMATION, INC.
SKB (AUSTIN) ENVIRONMENTAL, LLC
SKB ENVIRONMENTAL, INC.
SKB RECYCLING, LLC
SMOKY BUTTE ENVIRONMENTAL, LLC

Exhibit B-1

Form of Revolving Credit Note

STERLING AVENUE PROPERTIES, LLC
STUTZMAN REFUSE DISPOSAL INC.
TACOMA RECYCLING COMPANY, INC.
TENNESSEE WASTE MOVERS, INC.
THUNDER BUTTE ENVIRONMENTAL, LLC
US LIQUIDS OF LA, L.P.
VOORHEES SANITATION, L.L.C.
WASCO COUNTY LANDFILL, INC.
WASTE CONNECTIONS MANAGEMENT SERVICES, INC.
WASTE CONNECTIONS OF ALABAMA, INC.
WASTE CONNECTIONS OF ALASKA, INC.
WASTE CONNECTIONS OF ARIZONA, INC.
WASTE CONNECTIONS OF ARKANSAS, INC.
WASTE CONNECTIONS OF CALIFORNIA, INC.
WASTE CONNECTIONS OF COLORADO, INC.
WASTE CONNECTIONS OF GEORGIA, INC.
WASTE CONNECTIONS OF IDAHO, INC.
WASTE CONNECTIONS OF ILLINOIS, INC.
WASTE CONNECTIONS OF IOWA, INC.
WASTE CONNECTIONS OF KANSAS, INC.
WASTE CONNECTIONS OF KENTUCKY, INC.
WASTE CONNECTIONS OF LEFLORE, LLC
WASTE CONNECTIONS OF LOUISIANA, INC.
WASTE CONNECTIONS OF MINNESOTA, INC.
WASTE CONNECTIONS OF MISSISSIPPI DISPOSAL SERVICES, LLC
WASTE CONNECTIONS OF MISSISSIPPI, INC.
WASTE CONNECTIONS OF MONTANA, INC.
WASTE CONNECTIONS OF NEBRASKA, INC.
WASTE CONNECTIONS OF NEW MEXICO, INC.
WASTE CONNECTIONS OF NORTH CAROLINA, INC.
WASTE CONNECTIONS OF NORTH DAKOTA, INC.
WASTE CONNECTIONS OF OKLAHOMA, INC.
WASTE CONNECTIONS OF OREGON, INC.
WASTE CONNECTIONS OF SOUTH CAROLINA, INC.
WASTE CONNECTIONS OF SOUTH DAKOTA, INC.
WASTE CONNECTIONS OF TENNESSEE, INC.
WASTE CONNECTIONS OF TEXAS, LLC
WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC.
WASTE CONNECTIONS OF UTAH, INC.
WASTE CONNECTIONS OF WASHINGTON, INC.
WASTE CONNECTIONS OF WYOMING, INC.
WASTE CONNECTIONS TRANSPORTATION COMPANY, INC.
WASTE REDUCTION SERVICES, L.L.C.
WASTE SERVICES OF N.E. MISSISSIPPI, INC.
WASTE SOLUTIONS GROUP OF SAN BENITO, LLC
WCI AUSTIN LANDFILL, LLC

Exhibit B-1

Form of Revolving Credit Note

WCI-WHITE OAKS LANDFILL, INC.
WEST BANK ENVIRONMENTAL SERVICES, INC.
WEST COAST RECYCLING AND TRANSFER, INC.
WYOMING ENVIRONMENTAL SERVICES, INC.
YAKIMA WASTE SYSTEMS, INC.

By:
Name:	Worthing Jackman
Title:	Authorized Signatory of Each of the Above-Listed Borrowers

Exhibit B-1

Form of Revolving Credit Note

 Loan AND PAYMENTS with respect thereto

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

Exhibit B-1

Form of Revolving Credit Note

EXHIBIT B-2

form of swing line NOTE

$	_________, 20__

FOR VALUE RECEIVED, the undersigned (the “Borrowers”) hereby, jointly and severally, promise to pay to Bank of America, N.A. or registered assigns (the “Swing Line Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Swing Line Loan from time to time made by the Swing Line Lender to the Borrowers under that certain Revolving Credit and Term Loan Agreement, dated as of January 26, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among the Borrowers, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The Borrowers, jointly and severally, promise to pay interest on the unpaid principal amount of each Swing Line Loan from the date of such Swing Line Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Swing Line Lender in Dollars in immediately available funds at the Swing Line Lender’s Lending Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Swing Line Note is one of the Swing Line Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Swing Line Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Swing Line Loans made by the Swing Line Lender shall be evidenced by one or more loan accounts or records maintained by the Swing Line Lender in the ordinary course of business. The Swing Line Lender may also attach schedules to this Swing Line Note and endorse thereon the date, amount and maturity of its Swing Line Loans and payments with respect thereto.

Each of the Borrowers, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Swing Line Note.

THIS SWING LINE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

Exhibit B-2

Form of Swing Line Note

IN WITNESS WHEREOF, the Borrowers hereto have caused this Swing Line Note to be duly executed as of the date first above written.

BORROWERS:

WASTE CONNECTIONS, INC.
ADVANCED SYSTEMS PORTABLE RESTROOMS, INC.
ACE SOLID WASTE, INC.
ALASKA WASTE MAT-SU, LLC
ALASKA WASTE-INTERIOR, LLC
ALASKA WASTE-KENAI PENINSULA, LLC
AMERICAN DISPOSAL COMPANY, INC.
ANDERSON COUNTY LANDFILL, INC.
ANDERSON REGIONAL LANDFILL, LLC
ARKANSAS RECLAMATION COMPANY, LLC
AUSTIN LANDFILL HOLDINGS, INC.
BISON BUTTE ENVIRONMENTAL, LLC
BITUMINOUS RESOURCES, INC.
BRENT RUN LANDFILL, INC.
BROADACRE LANDFILL, INC.
BUTLER COUNTY LANDFILL, INC.
CALPET, LLC
CAMINO REAL ENVIRONMENTAL CENTER, INC.
CAPITAL REGION LANDFILLS, INC.
CARPENTER WASTE HOLDINGS, LLC
CHAMBERS DEVELOPMENT OF NORTH CAROLINA, INC.
CHIMNEY BUTTE ENVIRONMENTAL L.L.C.
CHIQUITA CANYON, INC.
CHIQUITA CANYON, LLC
CLAY BUTTE ENVIRONMENTAL, LLC
CLIFTON ORGANICS, LLC
COLD CANYON LAND FILL, INC.
COLUMBIA RESOURCE CO., L.P.
COLUMBIA RIVER DISPOSAL, INC.
COMMUNITY REFUSE DISPOSAL INC.
CONTRACTORS WASTE SERVICES, INC.
CORRAL DE PIEDRA LAND COMPANY
COUNTY WASTE — ULSTER, LLC
COUNTY WASTE AND RECYCLING SERVICE, INC.
COUNTY WASTE TRANSFER CORP.
CRI HOLDINGS, LLC
CURRY TRANSFER & RECYCLING, INC.
CWI ACQUISITION, LLC
D. M. DISPOSAL CO., INC.
DELTA CONTRACTS, LLC
DENVER REGIONAL LANDFILL, INC.
DIVERSIFIED BUILDINGS, L.L.C.

Exhibit B-2

Form of Swing Line Note

EAGLE FORD RECLAMATION COMPANY, LLC
EL PASO DISPOSAL, LP
ELKO SANITATION COMPANY
EMPIRE DISPOSAL, INC.
ENTECH ALASKA LLC
ENVIRONMENTAL TRUST COMPANY
EVERGREEN DISPOSAL, INC.
FINLEY-BUTTES LIMITED PARTNERSHIP
FINNEY COUNTY LANDFILL, INC.
FORT ANN TRANSFER STATION, LLC
FRONT RANGE LANDFILL, INC.
G & P DEVELOPMENT, INC.
GBUSA HOLDINGS, LLC
GOD BLESS THE USA, INCORPORATED
GREEN WASTE SOLUTIONS OF ALASKA, LLC
HARDIN SANITATION, INC.
HAROLD LEMAY ENTERPRISES, INCORPORATED
HIGH DESERT SOLID WASTE FACILITY, INC.
HUDSON VALLEY WASTE HOLDING, INC.
ISLAND DISPOSAL, INC.
J BAR J LAND, INC.
LACASSINE HOLDINGS, L.L.C.
LAKESHORE DISPOSAL, INC.
LAUREL RIDGE LANDFILL, L.L.C.
LEALCO, INC.
LFC, INC.
LIGHTNING BUTTE ENVIRONMENTAL, LLC
LOUISIANA RECLAMATION COMPANY, L.L.C.
MADERA DISPOSAL SYSTEMS, INC.
MAMMOTH DISPOSAL COMPANY
MANAGEMENT ENVIRONMENTAL NATIONAL, INC.
MASON COUNTY GARBAGE CO., INC.
MBO, LLC
MDSI OF LA, INC.
MILLENNIUM WASTE INCORPORATED
MISSION COUNTRY DISPOSAL
MORRO BAY GARBAGE SERVICE
MURREY’S DISPOSAL COMPANY, INC.
NEBRASKA ECOLOGY SYSTEMS, INC.
NOBLES COUNTY LANDFILL, INC.
NORTHWEST CONTAINER SERVICES, INC.
OKLAHOMA CITY WASTE DISPOSAL, INC.
OKLAHOMA LANDFILL HOLDINGS, INC.
OSAGE LANDFILL, INC.
PIERCE COUNTY RECYCLING, COMPOSTING AND DISPOSAL, LLC
POTRERO HILLS LANDFILL, INC.

Exhibit B-2

Form of Swing Line Note

PRAIRIE DISPOSAL, LLC
PRAIRIE LIQUIDS, LLC
PSI ENVIRONMENTAL SERVICES, INC.
PSI ENVIRONMENTAL SYSTEMS, INC.
R.A. BROWNRIGG INVESTMENTS, INC.
R.J.C. TRUCKING CO.
R360 ARTESIA, LLC
R360 CLACO, LLC
R360 ENVIRONMENTAL SOLUTIONS HOLDINGS, INC.
R360 ENVIRONMENTAL SOLUTIONS OF LOUISIANA, LLC
R360 ENVIRONMENTAL SOLUTIONS OF MISSISSIPPI, LLC
R360 ENVIRONMENTAL SOLUTIONS OF TEXAS, LLC
R360 ENVIRONMENTAL SOLUTIONS, LLC
R360 ES HOLDINGS, INC.
R360 HITCHCOCK, LLC
R360 LOGISTICS, LLC
R360 OKLAHOMA, LLC
R360 PERMIAN BASIN, LLC
R360 RED BLUFF, LLC
R360 SHUTE CREEK, LLC
R360 SILO, LLC
R360 WILLISTON BASIN, LLC
RAILROAD AVENUE DISPOSAL, LLC
RED CARPET LANDFILL, INC.
RENSSELAER REGION LANDFILLS, INC.
RH FINANCIAL CORPORATION
RICH VALLEY, LLC
RKS HOLDING, CORP.
S.A. DUNN & COMPANY, LLC
SAN LUIS GARBAGE COMPANY
SANIPAC, INC.
SCOTT SOLID WASTE DISPOSAL COMPANY
SCOTT WASTE SERVICES, LLC
SEABREEZE RECOVERY, INC.
SECTION 18, LLC
SEDALIA LAND COMPANY
SHALE GAS SERVICES, LLC
SIERRA HOLDING GROUP, LLC
SIERRA PROCESSING, LLC
SILVER SPRINGS ORGANICS L.L.C.
SJ RECLAMATION, INC.
SKB (AUSTIN) ENVIRONMENTAL, LLC
SKB ENVIRONMENTAL, INC.
SKB RECYCLING, LLC
SMOKY BUTTE ENVIRONMENTAL, LLC
SOUTH COUNTY SANITARY SERVICE, INC.

Exhibit B-2

Form of Swing Line Note

STERLING AVENUE PROPERTIES, LLC
STUTZMAN REFUSE DISPOSAL INC.
TACOMA RECYCLING COMPANY, INC.
TENNESSEE WASTE MOVERS, INC.
THUNDER BUTTE ENVIRONMENTAL, LLC
US LIQUIDS OF LA, L.P.
VOORHEES SANITATION, L.L.C.
WASCO COUNTY LANDFILL, INC.
WASTE CONNECTIONS MANAGEMENT SERVICES, INC.
WASTE CONNECTIONS OF ALABAMA, INC.
WASTE CONNECTIONS OF ALASKA, INC.
WASTE CONNECTIONS OF ARIZONA, INC.
WASTE CONNECTIONS OF ARKANSAS, INC.
WASTE CONNECTIONS OF CALIFORNIA, INC.
WASTE CONNECTIONS OF COLORADO, INC.
WASTE CONNECTIONS OF GEORGIA, INC.
WASTE CONNECTIONS OF IDAHO, INC.
WASTE CONNECTIONS OF ILLINOIS, INC.
WASTE CONNECTIONS OF IOWA, INC.
WASTE CONNECTIONS OF KANSAS, INC.
WASTE CONNECTIONS OF KENTUCKY, INC.
WASTE CONNECTIONS OF LEFLORE, LLC
WASTE CONNECTIONS OF LOUISIANA, INC.
WASTE CONNECTIONS OF MINNESOTA, INC.
WASTE CONNECTIONS OF MISSISSIPPI DISPOSAL SERVICES, LLC
WASTE CONNECTIONS OF MISSISSIPPI, INC.
WASTE CONNECTIONS OF MONTANA, INC.
WASTE CONNECTIONS OF NEBRASKA, INC.
WASTE CONNECTIONS OF NEW MEXICO, INC.
WASTE CONNECTIONS OF NORTH CAROLINA, INC.
WASTE CONNECTIONS OF NORTH DAKOTA, INC.
WASTE CONNECTIONS OF OKLAHOMA, INC.
WASTE CONNECTIONS OF OREGON, INC.
WASTE CONNECTIONS OF SOUTH CAROLINA, INC.
WASTE CONNECTIONS OF SOUTH DAKOTA, INC.
WASTE CONNECTIONS OF TENNESSEE, INC.
WASTE CONNECTIONS OF TEXAS, LLC
WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC.
WASTE CONNECTIONS OF UTAH, INC.
WASTE CONNECTIONS OF WASHINGTON, INC.
WASTE CONNECTIONS OF WYOMING, INC.
WASTE CONNECTIONS TRANSPORTATION COMPANY, INC.
WASTE REDUCTION SERVICES, L.L.C.
WASTE SERVICES OF N.E. MISSISSIPPI, INC.
WASTE SOLUTIONS GROUP OF SAN BENITO, LLC
WCI AUSTIN LANDFILL, LLC

Exhibit B-2

Form of Swing Line Note

WCI-WHITE OAKS LANDFILL, INC.
WEST BANK ENVIRONMENTAL SERVICES, INC.
WEST COAST RECYCLING AND TRANSFER, INC.
WYOMING ENVIRONMENTAL SERVICES, INC.
YAKIMA WASTE SYSTEMS, INC.

By:
Name:	Worthing Jackman
Title:	Authorized Signatory of Each of the Above-Listed Borrowers

Exhibit B-2

Form of Swing Line Note

LoanS AND PAYMENTS with respect thereto

Date	Amount of Loan Made	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

Exhibit B-2

Form of Swing Line Note

EXHIBIT B-3

form of term NOTE

$	_________, 20__

FOR VALUE RECEIVED, the undersigned (the “Borrowers”) hereby, jointly and severally, promise to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of the Term Loan made by the Lender to the Borrowers under that certain Revolving Credit and Term Loan Agreement, dated as of January 26, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among the Borrowers, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The Borrowers, jointly and severally, promise to pay interest on the unpaid principal amount of the Term Loan from the date of such Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Term Note is one of the Term Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Term Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. The Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term Note and endorse thereon the date, amount and maturity of its Term Loan and payments with respect thereto.

Each of the Borrowers, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Note.

THIS TERM NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

Exhibit B-3

Form of Term Note

IN WITNESS WHEREOF, the Borrowers hereto have caused this Term Note to be duly executed as of the date first above written.

BORROWERS:

WASTE CONNECTIONS, INC.
ADVANCED SYSTEMS PORTABLE RESTROOMS, INC.
ACE SOLID WASTE, INC.
ALASKA WASTE MAT-SU, LLC
ALASKA WASTE-INTERIOR, LLC
ALASKA WASTE-KENAI PENINSULA, LLC
AMERICAN DISPOSAL COMPANY, INC.
ANDERSON COUNTY LANDFILL, INC.
ANDERSON REGIONAL LANDFILL, LLC
ARKANSAS RECLAMATION COMPANY, LLC
AUSTIN LANDFILL HOLDINGS, INC.
BISON BUTTE ENVIRONMENTAL, LLC
BITUMINOUS RESOURCES, INC.
BRENT RUN LANDFILL, INC.
BROADACRE LANDFILL, INC.
BUTLER COUNTY LANDFILL, INC.
CALPET, LLC
CAMINO REAL ENVIRONMENTAL CENTER, INC.
CAPITAL REGION LANDFILLS, INC.
CARPENTER WASTE HOLDINGS, LLC
CHAMBERS DEVELOPMENT OF NORTH CAROLINA, INC.
CHIMNEY BUTTE ENVIRONMENTAL L.L.C.
CHIQUITA CANYON, INC.
CHIQUITA CANYON, LLC
CLAY BUTTE ENVIRONMENTAL, LLC
CLIFTON ORGANICS, LLC
COLD CANYON LAND FILL, INC.
COLUMBIA RESOURCE CO., L.P.
COLUMBIA RIVER DISPOSAL, INC.
COMMUNITY REFUSE DISPOSAL INC.
CONTRACTORS WASTE SERVICES, INC.
CORRAL DE PIEDRA LAND COMPANY
COUNTY WASTE — ULSTER, LLC
COUNTY WASTE AND RECYCLING SERVICE, INC.
COUNTY WASTE TRANSFER CORP.
CRI HOLDINGS, LLC
CURRY TRANSFER & RECYCLING, INC.
CWI ACQUISITION, LLC
D. M. DISPOSAL CO., INC.
DELTA CONTRACTS, LLC
DENVER REGIONAL LANDFILL, INC.

Exhibit B-3

Form of Term Note

DIVERSIFIED BUILDINGS, L.L.C.
EAGLE FORD RECLAMATION COMPANY, LLC
EL PASO DISPOSAL, LP
ELKO SANITATION COMPANY
EMPIRE DISPOSAL, INC.
ENTECH ALASKA LLC
ENVIRONMENTAL TRUST COMPANY
EVERGREEN DISPOSAL, INC.
FINLEY-BUTTES LIMITED PARTNERSHIP
FINNEY COUNTY LANDFILL, INC.
FORT ANN TRANSFER STATION, LLC
FRONT RANGE LANDFILL, INC.
G & P DEVELOPMENT, INC.
GBUSA HOLDINGS, LLC
GOD BLESS THE USA, INCORPORATED
GREEN WASTE SOLUTIONS OF ALASKA, LLC
HARDIN SANITATION, INC.
HAROLD LEMAY ENTERPRISES, INCORPORATED
HIGH DESERT SOLID WASTE FACILITY, INC.
HUDSON VALLEY WASTE HOLDING, INC.
ISLAND DISPOSAL, INC.
J BAR J LAND, INC.
LACASSINE HOLDINGS, L.L.C.
LAKESHORE DISPOSAL, INC.
LAUREL RIDGE LANDFILL, L.L.C.
LEALCO, INC.
LFC, INC.
LIGHTNING BUTTE ENVIRONMENTAL, LLC
LOUISIANA RECLAMATION COMPANY, L.L.C.
MADERA DISPOSAL SYSTEMS, INC.
MAMMOTH DISPOSAL COMPANY
MANAGEMENT ENVIRONMENTAL NATIONAL, INC.
MASON COUNTY GARBAGE CO., INC.
MBO, LLC
MDSI OF LA, INC.
MILLENNIUM WASTE INCORPORATED
MISSION COUNTRY DISPOSAL
MORRO BAY GARBAGE SERVICE
MURREY’S DISPOSAL COMPANY, INC.
NEBRASKA ECOLOGY SYSTEMS, INC.
NOBLES COUNTY LANDFILL, INC.
NORTHWEST CONTAINER SERVICES, INC.
OKLAHOMA CITY WASTE DISPOSAL, INC.
OKLAHOMA LANDFILL HOLDINGS, INC.
OSAGE LANDFILL, INC.
PIERCE COUNTY RECYCLING, COMPOSTING AND DISPOSAL, LLC

Exhibit B-3

Form of Term Note

POTRERO HILLS LANDFILL, INC.
PRAIRIE DISPOSAL, LLC
PRAIRIE LIQUIDS, LLC
PSI ENVIRONMENTAL SERVICES, INC.
PSI ENVIRONMENTAL SYSTEMS, INC.
R.A. BROWNRIGG INVESTMENTS, INC.
R.J.C. TRUCKING CO.
R360 ARTESIA, LLC
R360 CLACO, LLC
R360 ENVIRONMENTAL SOLUTIONS HOLDINGS, INC.
R360 ENVIRONMENTAL SOLUTIONS OF LOUISIANA, LLC
R360 ENVIRONMENTAL SOLUTIONS OF MISSISSIPPI, LLC
R360 ENVIRONMENTAL SOLUTIONS OF TEXAS, LLC
R360 ENVIRONMENTAL SOLUTIONS, LLC
R360 ES HOLDINGS, INC.
R360 HITCHCOCK, LLC
R360 LOGISTICS, LLC
R360 OKLAHOMA, LLC
R360 PERMIAN BASIN, LLC
R360 RED BLUFF, LLC
R360 SHUTE CREEK, LLC
R360 SILO, LLC
R360 WILLISTON BASIN, LLC
RAILROAD AVENUE DISPOSAL, LLC
RED CARPET LANDFILL, INC.
RENSSELAER REGION LANDFILLS, INC.
RH FINANCIAL CORPORATION
RICH VALLEY, LLC
RKS HOLDING, CORP.
S.A. DUNN & COMPANY, LLC
SAN LUIS GARBAGE COMPANY
SANIPAC, INC.
SCOTT SOLID WASTE DISPOSAL COMPANY
SCOTT WASTE SERVICES, LLC
SEABREEZE RECOVERY, INC.
SECTION 18, LLC
SEDALIA LAND COMPANY
SHALE GAS SERVICES, LLC
SIERRA HOLDING GROUP, LLC
SIERRA PROCESSING, LLC
SILVER SPRINGS ORGANICS L.L.C.
SJ RECLAMATION, INC.
SKB (AUSTIN) ENVIRONMENTAL, LLC
SKB ENVIRONMENTAL, INC.
SKB RECYCLING, LLC
SMOKY BUTTE ENVIRONMENTAL, LLC

Exhibit B-3

Form of Term Note

SOUTH COUNTY SANITARY SERVICE, INC.
STERLING AVENUE PROPERTIES, LLC
STUTZMAN REFUSE DISPOSAL INC.
TACOMA RECYCLING COMPANY, INC.
TENNESSEE WASTE MOVERS, INC.
THUNDER BUTTE ENVIRONMENTAL, LLC
US LIQUIDS OF LA, L.P.
VOORHEES SANITATION, L.L.C.
WASCO COUNTY LANDFILL, INC.
WASTE CONNECTIONS MANAGEMENT SERVICES, INC.
WASTE CONNECTIONS OF ALABAMA, INC.
WASTE CONNECTIONS OF ALASKA, INC.
WASTE CONNECTIONS OF ARIZONA, INC.
WASTE CONNECTIONS OF ARKANSAS, INC.
WASTE CONNECTIONS OF CALIFORNIA, INC.
WASTE CONNECTIONS OF COLORADO, INC.
WASTE CONNECTIONS OF GEORGIA, INC.
WASTE CONNECTIONS OF IDAHO, INC.
WASTE CONNECTIONS OF ILLINOIS, INC.
WASTE CONNECTIONS OF IOWA, INC.
WASTE CONNECTIONS OF KANSAS, INC.
WASTE CONNECTIONS OF KENTUCKY, INC.
WASTE CONNECTIONS OF LEFLORE, LLC
WASTE CONNECTIONS OF LOUISIANA, INC.
WASTE CONNECTIONS OF MINNESOTA, INC.
WASTE CONNECTIONS OF MISSISSIPPI DISPOSAL SERVICES, LLC
WASTE CONNECTIONS OF MISSISSIPPI, INC.
WASTE CONNECTIONS OF MONTANA, INC.
WASTE CONNECTIONS OF NEBRASKA, INC.
WASTE CONNECTIONS OF NEW MEXICO, INC.
WASTE CONNECTIONS OF NORTH CAROLINA, INC.
WASTE CONNECTIONS OF NORTH DAKOTA, INC.
WASTE CONNECTIONS OF OKLAHOMA, INC.
WASTE CONNECTIONS OF OREGON, INC.
WASTE CONNECTIONS OF SOUTH CAROLINA, INC.
WASTE CONNECTIONS OF SOUTH DAKOTA, INC.
WASTE CONNECTIONS OF TENNESSEE, INC.
WASTE CONNECTIONS OF TEXAS, LLC
WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC.
WASTE CONNECTIONS OF UTAH, INC.
WASTE CONNECTIONS OF WASHINGTON, INC.
WASTE CONNECTIONS OF WYOMING, INC.
WASTE CONNECTIONS TRANSPORTATION COMPANY, INC.
WASTE REDUCTION SERVICES, L.L.C.
WASTE SERVICES OF N.E. MISSISSIPPI, INC.
WASTE SOLUTIONS GROUP OF SAN BENITO, LLC

Exhibit B-3

Form of Term Note

WCI AUSTIN LANDFILL, LLC
WCI-WHITE OAKS LANDFILL, INC.
WEST BANK ENVIRONMENTAL SERVICES, INC.
WEST COAST RECYCLING AND TRANSFER, INC.
WYOMING ENVIRONMENTAL SERVICES, INC.
YAKIMA WASTE SYSTEMS, INC.

By:
Name: Worthing Jackman
Title: Authorized Signatory of Each of the Above-Listed Borrowers

Exhibit B-3

Form of Term Note

Loan AND PAYMENTS with respect thereto

Date	Amount of Loan Made	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

Exhibit B-3

Form of Term Note

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: [             ,        ]

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Revolving Credit and Term Loan Agreement, dated as of January 26, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), by and among Waste Connections, Inc. (the “Parent”), and the other borrowers party thereto (collectively with the Parent, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby certifies as of the date hereof that he/she is the Chief Financial Officer of the Parent, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Parent and the other Borrowers, and that:

1.          Accompanying this certificate are the [audited] [unaudited] financial statements required by Section 6.04[(a)] [(b)] of the Agreement for the fiscal quarter of the Consolidated Group ended as of the above date. [Such consolidated financial statements are prepared in accordance with GAAP and fairly present the consolidated financial condition of the Consolidated Group as at the close of business on such date and the results of operations for the period then ended.]4

2.          The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrowers during the accounting period covered by the attached financial statements.

3.          A review of the activities of the Borrowers during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrowers performed and observed all their5 Obligations under the Loan Documents[, and to the best knowledge of the undersigned during such fiscal period, the Borrowers performed and observed each covenant and condition of the Loan Documents applicable to them, and no Default has occurred and is continuing].6

4 Include in quarterly Compliance Certificate only.

5

6 Address any Defaults or Events of Default in this paragraph.

Exhibit C

Form of Compliance Certificate

4.          Set forth on Annex A attached hereto is a description of all changes to the information included in Schedule 1 (Subsidiaries) to the Agreement as may be necessary for such Schedule to be accurate and complete.

5.          Complete and correct copies of all documents modifying any Organization Document of any Borrower on or prior to the date hereof have been previously delivered to the Administrative Agent or are attached hereto as Annex B.

6.          The representations and warranties of the Borrowers contained in Article V of the Agreement, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in Section 5.04(a) of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), as applicable, of Section 6.04 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

7.          The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate [on and as of the date of this Compliance Certificate] [on a pro forma basis as of the Interim Balance Sheet Date]7.

[Remainder of page intentionally left blank.]

7 For certificate delivered on the Closing Date.

Exhibit C

Form of Compliance Certificate

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of ___________, _________.

WASTE CONNECTIONS, INC.,
on behalf of itself and the other Borrowers

By:

Name:

Title:	Chief Financial Officer

Exhibit C

Form of Compliance Certificate

Waste Connections, Inc.

Credit Agreement Compliance Certificate

(All Figures To Be Rounded to the Nearest $1,000)

For the Fiscal Quarter/Year ended [______________, 20__] (the "Statement Date")

Leverage Ratio		As of Statement Date
Ratio of Consolidated Total Funded Debt outstanding to Consolidated EBITDA

1.a.	Indebtedness relating to the borrowing of money or the obtaining of credit

b.	Indebtedness in respect of any Capital Leases or Synthetic Leases

c.	Indebtedness relating to the non-contingent deferred purchase price of assets and companies (excluding short-term trade payables incurred in the ordinary course of business)

d.	Indebtedness relating to any unpaid reimbursement obligations with respect to letters of credit outstanding (excluding any contingent obligations with respect to letters of credit outstanding)

e.	Guarantees of Indebtedness of the type referred to in Lines 1(a), (b),(c), and (d)

total equals:

2.	Consolidated Total Funded Debt
(The sum of Lines 1(a), (b), (c), (d) and (e))

to the result of:

3.	Consolidated Net Income (or Deficit) of the Consolidated Group

4.	Interest Expense

5.	Income Taxes

6.	Non-cash compensation charges, to the extent that each was deducted in determining Consolidated Net Income (or Deficit), all as determined in accordance with GAAP

7.	One-time, non-recurring acquisition costs to the extent such costs are expensed in accordance with FAS 141R and not capitalized

Exhibit C

Form of Compliance Certificate

8.	Noncontrolling interests expense

9.	Non-cash extraordinary non-recurring writedowns or writeoffs of assets, including non-cash losses on sale of assets outside the ordinary course of business

10.	Any losses associated with the extinguishment of Indebtedness

11.	Special charges relating to termination of a Swap Contract

12.	Any accrued settlement payments in respect of any Swap Contract owing by any member of the Consolidated Group

13.	One-time, non-recurring charges in connection with the modification of employment agreements with certain members of senior management as approved by the Administrative Agent

14.	Non-cash extraordinary gains on the sale of assets to the extent included in Consolidated Net Income (or Deficit)

15.	Any accrued settlement payments in respect of any Swap Contract payable to any member of the Consolidated Group

16.	Consolidated EBIT
(Result of (i) the sum of Lines 3 through 13, minus (ii) the sum of Lines 14 and 15)

plus:

17.	Depreciation and amortization expense to the extent that such was deducted in determining Consolidated Net Income (or Deficit), determined in accordance with GAAP

18.	EBITDA for the prior twelve months of all companies acquired by the Borrowers during the Reference Period (without duplication of any amounts previously reported)

19.	Depreciation and Amortization Expense (without duplication) of any company whose Consolidated EBITDA was included under Line 17 above total equals:

20.	Consolidated EBITDA
(Sum of Lines 16 through 19)

21.	Leverage Ratio
(Ratio of Line 2 to Line 20)

Exhibit C

Form of Compliance Certificate

Maximum Permitted under Credit Agreement: 3.50 to 1.00[8]

Interest Coverage Ratio
Ratio of Consolidated EBIT to Consolidated Total Interest Expense		As of Statement Date

22.	Consolidated EBIT (from Line 16 above)

23.	Consolidated Total Interest Expense

24.	Interest Coverage Ratio
(Ratio of Line 22 to Line 23)
Minimum Permitted under Credit Agreement: 2.75 to 1.00

Restrictions on Excluded Subsidiaries

A. Asset Value Limitation
1.	Aggregate book value of the assets of all Excluded Subsidiaries on Statement Date

2.	Aggregate book value of the assets of the Consolidated Group on Statement Date

3.	Asset value percentage
(Ratio of Line A.2 to Line A.1 above)

Maximum Permitted under Credit Agreement: 5%

B. Revenue Limitation
1.	Aggregate revenue of all Excluded Subsidiaries for the Subject Period

2.	Aggregate revenue of the Consolidated Group for the Subject Period

(a)         8 In the event of an acquisition permitted under Section 7.03 and Section 7.04 of the Credit Agreement having an aggregate purchase price equal to $100,000,000 or greater which would result in a pro forma Leverage Ratio (after taking into account all existing Consolidated Total Funded Debt and all Consolidated Total Funded Debt to be incurred, assumed or repaid in connection with such acquisition) of 3.00:1.00 or higher, then, at the election of the Parent, the foregoing 3.50:1.00 ratio shall be deemed to be 3.75:1.00 for the fiscal quarter in which such acquisition occurs and the immediately following fiscal quarter and the maximum permitted Leverage Ratio will thereafter revert to 3.50:1.00). The Borrower may utilize this deemed Leverage Ratio increase no more than once in any four fiscal quarter period.

Exhibit C

Form of Compliance Certificate

3.	Revenue percentage
(Ratio of Line B.2 to Line B.1 above)

Maximum Permitted under Credit Agreement: 5%

Exhibit C

Form of Compliance Certificate

EXHIBIT D-1

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.] Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

[Assignor [is] [is not] a Defaulting Lender]

2.	Assignee[s]:

Exhibit D-1

Form of Assignment and Assumption

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.	Borrowers: Waste Connections, Inc., and certain of its Subsidiaries

4.	Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement: Revolving Credit and Term Loan Agreement, dated as of January 26, 2015, by and among Waste Connections, Inc., the other Borrowers party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer, and Swing Line Lender

6.	Assigned Interest[s]:

Assignor[s]	Assignee[s]	Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans	CUSIP Number

			$________________	$_________	____________%
			$________________	$_________	____________%
			$________________	$_________	____________%

[7.	Trade Date: __________________]

Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

Exhibit D-1

Form of Assignment and Assumption

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:

[Consented to and]9 Accepted:

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Name:
Title:

[Consented to:]10

WASTE CONNECTIONS, INC.,
on behalf of itself and the other Borrowers

By:
Name:
Title:

9To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

10To be added only if the consent of the Borrower and/or other parties (e.g. Swing Line Lender, L/C Issuer) is required by the terms of the Credit Agreement.

Exhibit D-1

Form of Assignment and Assumption

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.      Representations and Warranties.

1.1.   Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby, and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.   Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06(b)(iii) and (v) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.04 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

Exhibit D-1

Form of Assignment and Assumption

2.      Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.      General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit D-1

Form of Assignment and Assumption

EXHIBIT D-2

FORM OF ADMINISTRATIVE QUESTIONNAIRE

ADMINISTRATIVE DETAILS REPLY FORM – (US DOLLAR ONLY)

CONFIDENTIAL

1. Borrower or Deal Name:	Waste Connections, Inc. and certain of its Subsidiaries

E-mail this document with your commitment letter to:

E-mail address of recipient:

2. Legal Name of Lender of Record for Signature Page:

Markit Entity Identifier (MEI) # _________________________

Fund Manager Name (if applicable)

Legal Address from Tax Document of Lender of Record:

Country
Address

City ___________________________________ State/Province__________________ Country _____________________

3. Domestic Funding Address:	4. Eurodollar Funding Address:
Street Address ___________________________________ Suite/ Mail Code _________________________________ City __________________________ State __________ Postal Code ____________________ Country ________	Street Address ___________________________________ Suite/ Mail Code _________________________________ City __________________________ State __________ Postal Code ____________________ Country ________

5. Credit Contact Information:

Syndicate level information (which may contain material non-public information about the Borrower and its related parties or their respective securities will be made available to the Credit Contact(s).  The Credit Contacts identified must be able to receive such information in accordance with his/her institution's compliance procedures and applicable laws, including Federal and State securities laws.

Primary Credit Contact:
First Name
Middle Name
Last Name
Title
Street Address
Suite/Mail Code
City
State
Postal Code
Country
Office Telephone #
Office Facsimile #
Work E-Mail Address
IntraLinks/SyndTrak
E-Mail Address

Secondary Credit Contact:
First Name
Middle Name
Last Name
Title
Street Address
Suite/Mail Code
City
State
Postal Code
Country
Office Telephone #
Office Facsimile #
Work E-Mail Address
IntraLinks/SyndTrak
E-Mail Address

1	REV April 2013

Exhibit D-2

Form of Administrative Questionnaire

ADMINISTRATIVE DETAILS REPLY FORM – (US DOLLAR ONLY)

CONFIDENTIAL

Primary Operations Contact:	Secondary Operations Contact:

First ___________  MI  _   Last  _____________________

Title ___________________________________________

Street Address   __________________________________

Suite/ Mail Code   ________________________________

City ____________________________  State __________

Postal Code  ____________________  Country  ________

Telephone ________________  Facsimile _____________

E-Mail Address   _________________________________

IntraLinks/SyndTrak E-Mail

Address  ________________________________________

First ___________  MI  _   Last  _____________________

Title ___________________________________________

Street Address   __________________________________

Suite/ Mail Code   ________________________________

City ____________________________  State __________

Postal Code  ____________________  Country  ________

Telephone ________________  Facsimile _____________

E-Mail Address   _________________________________

IntraLinks/SyndTrak E-Mail

Address  ________________________________________

Does Secondary Operations Contact need copy of notices? ☐ YES   ☐ NO

Letter of Credit Contact:	Draft Documentation Contact or Legal Counsel:

First ___________  MI  _   Last  _____________________

Title ___________________________________________

Street Address   __________________________________

Suite/ Mail Code   ________________________________

City ____________________________  State __________

Postal Code  ____________________  Country  ________

Telephone ________________  Facsimile _____________

E-Mail Address   _________________________________

First ___________  MI  _   Last  _____________________

Title ___________________________________________

Street Address   __________________________________

Suite/ Mail Code   ________________________________

City ____________________________  State __________

Postal Code  ____________________  Country  ________

Telephone ________________  Facsimile _____________

E-Mail Address   _________________________________

6.  Lender’s Fed Wire Payment Instructions:

Pay to:

Bank Name

ABA #

City	State

Account #

Account Name

Attention

7.  Lender’s Standby Letter of Credit, Commercial Letter of Credit, and Bankers’ Acceptance Fed Wire Payment Instructions (if applicable):

Pay to:

Bank Name

ABA #

City	State

Account #

Account Name

Attention

Can the Lender’s Fed Wire Payment Instructions in Section 6 be used?  ☐ YES   ☐ NO

2	REV April 2013

Exhibit D-2

Form of Administrative Questionnaire

ADMINISTRATIVE DETAILS REPLY FORM – (US DOLLAR ONLY)

CONFIDENTIAL

8.  Lender’s Organizational Structure and Tax Status

Please refer to the enclosed withholding tax instructions below and then complete this section accordingly:

Lender Taxpayer Identification Number (TIN):  ___  ___  -  ___  ___  ___  ___  ___  ___

Tax Withholding Form Delivered to Bank of America (check applicable one):

☐ W-9	☐ W-8BEN	☐ W-8ECI	☐ W-8EXP	☐ W-8IMY

Tax Contact:

First ___________  MI  _   Last  _____________________

Title ___________________________________________

Street Address   __________________________________

Suite/ Mail Code   ________________________________

City ____________________________  State __________

Postal Code  ____________________  Country  ________

Telephone ________________  Facsimile _____________

E-Mail Address   _________________________________

NON–U.S. LENDER INSTITUTIONS

1. Corporations:

If your institution is incorporated outside of the United States for U.S. federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution: a.) Form W-8BEN (Certificate of Foreign Status of Beneficial Owner), b.) Form W-8ECI (Income Effectively Connected to a U.S. Trade or Business), or c.) Form W-8EXP (Certificate of Foreign Government or Governmental Agency).

A U.S. taxpayer identification number is required for any institution submitting a Form W-8 ECI. It is also required on Form W-8BEN for certain institutions claiming the benefits of a tax treaty with the U.S. Please refer to the instructions when completing the form applicable to your institution. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. An original tax form must be submitted.

2. Flow-Through Entities

If your institution is organized outside the U.S., and is classified for U.S. federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non-U.S. flow-through entity, an original Form

W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. branches for United States Tax Withholding) must be completed by the intermediary together with a withholding statement. Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners.

Please refer to the instructions when completing this form. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. Original tax form(s) must be submitted.

U.S. LENDER INSTITUTIONS:

If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification). Please be advised that we require an original form W-9.

Pursuant to the language contained in the tax section of the Credit Agreement, the applicable tax form for your institution must be completed and returned on or prior to the date on which your institution becomes a lender under this Credit Agreement. Failure to provide the proper tax form when requested will subject your institution to U.S. tax withholding.

3	REV April 2013

Exhibit D-2

Form of Administrative Questionnaire

ADMINISTRATIVE DETAILS REPLY FORM – (US DOLLAR ONLY)

CONFIDENTIAL

*Additional guidance and instructions as to where to submit this documentation can be found at this link:

9. Bank of America’s Payment Instructions:

Pay to:	Bank of America, N.A.
ABA # 026009593
New York, NY
Account #
Attn: Corporate Credit Services
Ref: Waste Connections, Inc.

4	REV April 2013

Exhibit D-2

Form of Administrative Questionnaire

EXHIBIT E

FORM OF INSTRUMENT OF ACCESSION

Dated as of ________ __, 20__

Reference is hereby made to the Revolving Credit and Term Loan Agreement, dated as of January 26, 2015 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among Waste Connections, Inc., and certain of its Subsidiaries party thereto (collectively, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to the terms of Section 2.14 of the Credit Agreement, the Borrowers, the Administrative Agent and ________________ (the “Acceding Lender”) hereby agree as follows:

1.      Subject to the terms and conditions of this Accession Agreement, the Acceding Lender hereby agrees to assume, without recourse to the Lenders or the Administrative Agent, on the Effective Date (as defined below), [a Revolving Commitment of $____________] and/or [a portion of the Term Loan equal to $____________] in accordance with the terms and conditions set forth in the Credit Agreement. Upon such assumption, the Aggregate Commitments and/or the Term Loans (as the case may be) shall be automatically increased by the amount of such assumption. The Acceding Lender, if not a Lender party to the Credit Agreement immediately prior to giving effect to this Accession Agreement, hereby agrees to be bound by, and hereby requests the agreement of the Borrowers and the Administrative Agent that the Acceding Lender shall be entitled to the benefits of, all of the terms, conditions and provisions of the Credit Agreement as if such Acceding Lender had been one of the lending institutions originally executing the Credit Agreement as a “Lender”; provided that nothing herein shall be construed as making the Acceding Lender liable to the Borrowers or the other Lenders in respect of any acts or omissions of any party to the Credit Agreement or in respect of any other event occurring prior to the Effective Date (as defined below) of this Accession Agreement.

Exhibit E

Form of Instrument of Accession

2.      The Acceding Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Accession Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements of an assignee under Section 10.06(b) of the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Revolving Commitment and/or portion of the Term Loan, as applicable, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by its Revolving Commitment and/or portion of the Term Loan, as applicable, and either it, or the Person exercising discretion in making its decision to make its Revolving Commitment, and/or extend its portion of the Term Loan, as applicable, is experienced in extending loans of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.04 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Accession Agreement and to make its Revolving Commitment and/or extend its portion of the Term Loan, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Accession Agreement and to make its Revolving Commitment and/or extend its portion of the Term Loan, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Acceding Lender; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

3.      The Borrowers jointly and severally represent and warrant to the Administrative Agent and the Lenders, including the Acceding Lender, that (i) the execution, delivery and performance of this Accession Agreement and the increase contemplated hereby are within the corporate (or equivalent company) authority of each of the Borrowers, (ii) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Accession Agreement and the increase contemplated hereby, and to render the same the legal, valid and binding obligation of the Borrowers, enforceable against them in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws, (iii) a true, correct and complete copy of all corporate (or equivalent company) action undertaken by the Borrowers in connection with the authorization of the increase effected by this Accession Agreement has previously been provided to the Administrative Agent or is attached hereto as Exhibit A, (iv) the representations and warranties of the Borrowers contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, were true and correct when made and are be true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Paragraph 3, the representations and warranties contained in Section 5.04(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.04 of the Credit Agreement, and (v) at and as of the date hereof, no Default or Event of Default exists.

4.      The effective date for this Accession Agreement shall be [________ __, 20___] (the “Effective Date”). Following the execution of this Accession Agreement by the Borrowers and the Acceding Lender, it will be delivered to the Administrative Agent for acceptance, in the case the Acceding Lender was not a Lender party to the Credit Agreement immediately prior to the Effective Date of this Accession Agreement, and recordation. Upon acceptance by the Administrative Agent, if required, and recordation by the Administrative Agent, Schedule 2.01 to the Credit Agreement shall thereupon be replaced as of the Effective Date by the Schedule 2.01 annexed hereto. The Administrative Agent shall thereafter notify the other Lenders of the revised Schedule 2.01 and the arrangements proposed to ensure that the outstanding amount of Committed Loans and/or the portion of the Term Loan made by each Lender will correspond to its respective Applicable Percentage after giving effect to the accession contemplated hereby.

Exhibit E

Form of Instrument of Accession

5.      Upon such acceptance, from and after the Effective Date, the Borrowers shall make all payments in respect of the Acceding Lender’s Revolving Commitment, including payments of principal, interest, fees and other amounts, to the Administrative Agent for the account of the Acceding Lender.

6.      THIS ACCESSION AGREEMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPALS THEREOF (OTHER THAN SECTION 5-1501 AND 5-1502 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

7.      This Accession Agreement may be executed in any number of counterparts, which shall together constitute but one and the same agreement.

Exhibit E

Form of Instrument of Accession

IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Accession Agreement to be executed on its behalf by its officer thereunto duly authorized, to take effect as of the date first above written.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

[INSERT NAME OF ACCEDING LENDER]

By:
Name:
Title:

WASTE CONNECTIONS, INC.,
on behalf of itself and the other Borrowers

By:
Name:
Title:

Exhibit E

Form of Instrument of Accession

SCHEDULE 2.01

(i)	Attach updated Schedule 2.01 reflecting

Revolving Commitments, Term Loan and Applicable Percentages

Exhibit E

Form of Instrument of Accession

Exhibit A

Borrowers’ resolutions authorizing increase (if not already provided to the Administrative Agent)

Exhibit E

Form of Instrument of Accession

EXHIBIT F-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Revolving Credit and Term Loan Agreement, dated as of January 26, 2015 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among Waste Connections, Inc., and certain of its Subsidiaries party thereto (collectively, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrowers with a certificate of its non-U.S. Person status on IRS Form W-8BENE (or W-8BEN, as applicable). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrowers and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By:
Name:
Title:
Date:		, 20[ ]

Exhibit F-1

Form of U.S. Tax Compliance Certificate

EXHIBIT F-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Revolving Credit and Term Loan Agreement, dated as of January 26, 2015 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among Waste Connections, Inc., and certain of its Subsidiaries party thereto (collectively, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrowers with a certificate of its non-U.S. Person status on IRS Form W-8BENE (or W-8BEN, as applicable). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform its participating Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date:		, 20[ ]

Exhibit F-2

Form of U.S. Tax Compliance Certificate

EXHIBIT F-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Revolving Credit and Term Loan Agreement, dated as of January 26, 2015 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among Waste Connections, Inc., and certain of its Subsidiaries party thereto (collectively, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form IRS Form W-8BENE (or W-8BEN, as applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form IRS Form W-8BENE (or W-8BEN, as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform its participating Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date:		, 20[ ]

Exhibit F-3

Form of U.S. Tax Compliance Certificate

EXHIBIT F-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Revolving Credit and Term Loan Agreement, dated as of January 26, 2015 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among Waste Connections, Inc., and certain of its Subsidiaries party thereto (collectively, the “Borrowers”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrowers with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form IRS Form W-8BENE (or W-8BEN, as applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form IRS Form W-8BENE (or W-8BEN, as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrowers and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By:
Name:
Title:
Date:		, 20[ ]

Exhibit F-4

Form of U.S. Tax Compliance Certificate